The AAL
Capital Growth Fund

The AAL
Mid Cap Stock Fund

The AAL
Small Cap Stock Fund

The AAL
International Fund

The AAL Utilities Fund

                                     THE AAL
                                  MUTUAL FUNDS
                          Annual Report April 30, 1997

The AAL Bond Fund

The AAL
Municipal Bond Fund

The AAL
High Yield Bond Fund

The AAL
Money Market Fund

[INSERT LOGO]

THE AAL MUTUAL FUNDS

                                    [ART]

                                TABLE OF CONTENTS

        President's Letter....................................... 2
        Portfolio Perspectives
           The AAL Capital Growth Fund........................... 3
           The AAL Mid Cap Stock Fund............................ 5
           The AAL Small Cap Stock Fund.......................... 7
           The AAL International Fund............................ 9
           The AAL Utilities Fund................................11
           The AAL Bond Fund.....................................13
           The AAL Municipal Bond Fund...........................15
           The AAL High Yield Bond Fund..........................17
        Schedule of Investments
           The AAL Capital Growth Fund...........................19
           The AAL Mid Cap Stock Fund............................25
           The AAL Small Cap Stock Fund..........................31
           The AAL International Fund............................38
           The AAL Utilities Fund................................48
           The AAL Bond Fund.....................................52
           The AAL Municipal Bond Fund...........................55
           The AAL High Yield Bond Fund..........................61
           The AAL Money Market Fund.............................65
        Statement of Assets and Liabilities......................67
        Statement of Operations..................................69
        Statement of Changes in Net Assets.......................71
        Notes to Financial Statements............................75
        Financial Highlights
           The AAL Capital Growth Fund...........................83
           The AAL Mid Cap Stock Fund............................85
           The AAL Small Cap Stock Fund..........................86
           The AAL International Fund............................87
           The AAL Utilities Fund................................88
           The AAL Bond Fund.....................................89
           The AAL Municipal Bond Fund...........................91
           The AAL High Yield Bond Fund..........................93
           The AAL Money Market Fund.............................95
        Report of Independent Accountants........................99

[ART]

Ronald G. Anderson
PRESIDENT
THE AAL MUTUAL FUNDS
[PHOTO]



APRIL 30, 1997


Dear Shareholder:

Financial & Economic Highlights

What a ride! After performing well in 1996 and hitting all-time highs in the first quarter of 1997, stocks took a plunge in late-March/early-April, causing some economists to fear a bear market. Then, the bull reappeared at the end of April with the Dow fully recovering within a couple of days. The rise in stock and bond prices was bolstered by strong profit growth, news of an agreement on a balanced budget plan between the Clinton Administration and Republicans and a string of economic reports suggesting that despite continuing economic growth, interest rates may not move much higher this year.

Where Are We Headed?

While we certainly cannot predict the market's future course, we believe it is worth reminding you that your asset allocations should be based on reasonable expectations for those asset classes, not on their most recent performance. When you consider how to allocate either new or existing assets among our Funds, please look closely at their performance over the long term. As always, we need to be prepared for volatility in the markets, with its corresponding short-term impacts, and not be surprised by normal market adjustments -- they are inevitable.

On the Homefront

In our continuing efforts to provide you with the best service possible, we are happy to announce that AAL Mutual Funds' shareholders can now visit our website (www.aalorg) to access up-to-date account balances and transaction history. A personal identification number (PIN) is required to access this information. You will be able to select a PIN upon your initial access. Or, if you prefer, you can reach one of our Mutual Fund Service Center Representatives or our automated voice response unit by calling 800-553-6319. Of course, your local Registered Representative is always eager to assist you as well.

In addition, you can now buy and sell securities from your home by establishing a brokerage account with AAL Capital Management Corporation. Contact us today for more information on this new service!

Please read on in this report to find our portfolio managers' comments on their investment strategies and performance information about the Funds they manage. I believe you will find that they have some valuable insights to share. All of us at AAL Capital Management Corporation remain committed to providing you with consistent, quality investment opportunities and appreciate the investment relationship you have entrusted to us.


                                       Very truly yours,

                                       /s/ Ronald G. Anderson

                                       President's Letter - April 30, 1997

[ART]

Ticker Symbol (A shares)................AALGX
TickerSymbol (B shares).................BBLGX
NAV (A shares)..........................$21.50
NAV (B shares)..........................$21.45
Number of Securities in Portfolio.......96

Frederick L. Plautz
PORTFOLIO MANAGER
[Photo]

EQUITY-ORIENTED

The AAL Capital Growth Fund

How did The AAL Capital Growth Fund perform relative to the market? What investment techniques did you use to achieve the return?

The AAL Capital Growth Fund had a total return of 20.55% for the year ended April 30, 1997, based on net amount invested in Class A shares. This compares with a 25.13% total return from the S&P 500(R) Index./1/ The difference of 4.58% is due mostly to the Fund's growth orientation during a period of rising interest rates. As rates rise, price-earnings (P/E) ratios tend to contract more for growth stocks.

The investment techniques used to get this return remain the same. Picking stocks that will grow earnings, yet sell for reasonable prices relative to their earnings growth, is the primary investment focus. Secondly, the Fund is diversified across the major sectors of the market and holds shares in 96 different companies. Lastly, the Fund does not try to time the market and typically has 3-5% in cash.

Have you made any changes to the Fund's sector or investment strategy?

The most significant change in sector weightings recently has been the reduction of the financial sector from what it was the last year. This change was made to reduce the Fund's interest rate exposure. This has worked so far, since shortly afterward the Federal Reserve raised rates and it seems likely that they may raise them some more in the near future. The strategy of the Fund has not changed, but I have been emphasizing positive earnings revisions in the stocks I buy and negative earnings revisions in the stocks I sell.

                         Value of a $10,000 Investment
                  In Class A shares - including 4% sales charge

                           [LINE GRAPH APPEARS HERE]

THE AAL CAPITAL GROWTH FUND                  S&P 500(R) INDEX/1/

                 FROM INCEPTION                          FROM INCEPTION
DATE                 ENDING                  DATE            ENDING
                     DOLLARS                                 DOLLARS
-----------------------------                -----------------------------
                   $10,000.00
16-Jul-87            9,596.93                 7/16/87        $  10,000
30-Jul-87            9,760.08                 7/31/87        $  10,214
30-Aug-87           10,086.37                 8/31/87        $  10,595
30-Dec-87            7,806.17                12/31/87        $   8,028
30-Jun-88            8,491.27                 6/30/88        $   9,048
30-Dec-88            8,779.03                12/30/88        $   9,358
30-Jun-89           10,072.68                 6/30/89        $  10,903
31-Dec-89           11,375.38                12/29/89        $  12,317
29-Jun-90           11,779.48                 6/29/90        $  12,698
31-Dec-90           11,469.81                12/31/90        $  11,936
28-Jun-91           12,952.79                 6/28/91        $  13,634
31-Dec-91           14,932.71                12/31/91        $  15,564
30-Jun-92           14,794.84                 6/30/92        $  15,460
31-Dec-92           15,784.89                12/31/92        $  16,748
30-Jun-93           16,249.79                 6/30/93        $  17,563
31-Dec-93           16,740.88                12/31/93        $  18,429
30-Jun-93           15,704.12                 6/30/94        $  17,806
30-Dec-94           16,510.48                12/30/94        $  18,672
30-Jun-95           19,217.45                 6/30/95        $  22,441
29-Dec-95           21,628.21                12/29/95        $  25,681
28-Jun-96           23,562.59                 6/28/96        $  28,271
31-Dec-96           26,397.41                12/31/96        $  31,573
30-Apr-97           27,820.80                 4/30/97        $  34,355




                         Average Annual Total Returns*
                              As of April 30, 1997
                                                            From       Inception
                                          1-Year   5-Year   Inception  Date
                                          --------------------------------------
Class A (without sales charge)............20.55%   13.28%   11.48%     7/16/87
Class A** (with sales charge).............15.75%   12.36%   11.01%     7/16/87
--------------------------------------------------------------------------------
Class B (without CDSC)....................NA       NA       3.82%      1/8/97
Class B** (with CDSC).....................NA       NA      (1.18)%     1/8/97
--------------------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge).............12.92%   12.02%   10.55%
Class B** (with CDSC).....................NA       NA       (6.06)%


*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%.

/1/ An index composed of 500 common stocks representative of the stock market as a whole.

[ART]


Have any of the Fund's holdings made significant contributions over the past fiscal year?

Yes. The most significant contribution was made by Intel. Over the last year the stock appreciated 126% and was a large holding the entire fiscal year. Intel continues to dominate the world market for microprocessors, and this market continues to grow rapidly. Intel's microprocessors are now even beginning to take market share from workstations and mini computers.

Looking ahead, how do you think U.S. equities will perform during the remainder of 1997?

The outlook for U.S. equities is challenging. The year after a presidential election is often difficult. In addition, the previous two years have been much better than average for the equity market. Also, the Federal Reserve has recently raised rates for the first time in two years and more rate increases have been predicted. If the economy can slow down to a more sustainable growth rate and if inflation stays under control, interest rates should start to decline. If this happens, the equity market will still have room to continue its advance.

                       Fund Allocations
                       ----------------
                   [PIE CHART APPEARS HERE]
                                                    % of Net Assets
                                                     ---------------

Technology..................................................21%

Financials..................................................17%

Consumer Staples............................................16%

Health Care.................................................13%

Energy......................................................10%

Capital Goods................................................8%

Consumer Cyclicals...........................................5%

Communication Services.......................................3%

Cash & Cash Equivalents......................................3%

Transportation...............................................2%

Basic Materials..............................................1%

Utilities....................................................1%
                                                    -----------
                                                    Total  100%


                      5 Largest Holdings
                      ------------------
Security                                             % of Net Assets
--------                                             ---------------

Merck & Co., Incorporated..................................3.5%

Intel Corporation..........................................3.3%

General Electric Company...................................3.2%

Exxon Corporation..........................................3.1%

American International Group, Inc..........................3.0%

[ART]

Ticker Symbol (A shares).........................AASCX
Ticker Symbol (B shares).........................BBSCX
NAV (A shares)...................................$12.71
NAV (B shares)...................................$12.69
Number of Securities in Portfolio................120

Michael R. Hochholzer
PORTFOLIO MANAGER
[PHOTO]

EQUITY-ORIENTED

The AAL Mid Cap Stock Fund

How has the Fund performed for the year ended April 30, 1997? What factors affected the performance?

The Fund had a difficult year in fiscal 1997, losing about 11% based on net amount invested in Class A shares. A large exposure to high-growth, high-P/E stocks resulted in the Fund suffering substantial losses during the market sell-off of June and July. The Fund had large positions in technology and health care stocks which did not rebound as strongly as others during the remainder of calendar 1996.

Led by funds with large holdings of financial and energy stocks, the average mid-cap stock fund returned about one percent during the same time frame. The S&P/(R)/ MidCap 400/1/, a common benchmark for the mid-cap market, gained about 10% during the fiscal year.

Have you made any changes to the Fund's investment strategy since you took over management of the Fund?

The key change that I have made to the Fund's investment strategy since I took over in mid-March is to alter the portfolio's sector and industry exposures to broadly reflect those of the mid-cap market as a whole. To accomplish this, I have selectively sold shares from the overweighted technology and health care areas and used the proceeds to buy new stocks in such areas as financials, energy and utilities. While some of these generally are not considered "classic" growth industries, because the Fund is focused on mid-cap companies, opportunities exist to buy growing companies at attractive prices.


                         Value of a $10,000 Investment
                  In Class A shares - including 4% sales charge

                             [LINE GRAPH APPEARS HERE]


THE AAL MID CAP STOCK FUND                        S&P(R) 400 MIDCAP INDEX/1/

                From Inception                                 From Inception
                    Ending                                         Ending
Date                Dollar                        Date             Dollar
----                ------                        ----             ------
                  10,000.00
30-Jun-93          9,596.93                        6/30/93         $ 10,000
21-Aug-93          9,971.21                        8/31/93         $ 10,388
29-Oct-93         10,268.71                       10/29/93         $ 10,531
31-Dec-93         10,422.26                       12/31/93         $ 10,775
28-Feb-94         10,786.95                        2/28/94         $ 10,868
29-Apr-94          9,961.61                        4/29/94         $ 10,442
30-Jun-94          8,598.85                        6/30/94         $  9,987
31-Aug-94          9,443.38                        8/31/94         $ 10,866
31-Oct-94          9,932.82                       10/31/94         $ 10,780
30-Dec-94          9,923.22                       12/30/94         $ 10,388
28-Feb-95         10,009.60                        2/28/95         $ 11,047
28-Apr-95         10,479.85                        4/28/95         $ 11,465
30-Jun-95         11,631.48                        6/30/95         $ 12,220
31-Aug-95         12,735.12                        8/31/95         $ 13,094
31-Oct-95         13,742.80                       10/31/95         $ 13,067
29-Dec-95         14,337.81                       12/29/95         $ 13,601
29-Feb-96         14,980.81                        2/29/96         $ 14,266
30-Apr-96         16,410.75                        4/30/96         $ 14,878
28-Jun-96         15,950.10                        6/28/96         $ 14,853
30-Aug-96         15,028.79                        8/30/96         $ 14,650
31-Oct-96         15,009.60                       10/31/96         $ 15,334
31-Dec-96         15,591.79                       12/31/96         $ 16,214
28-Feb-97         15,603.27                        2/28/97         $ 16,684
30-Apr-97         14,592.90                        4/30/97         $ 16,388


                         Average Annual Total Returns*
                              As of April 30, 1997

                                                       From           Inception
                                          1-Year       Inception      Date
                                          --------------------------------------

Class A (without sales charge).........  (11.08)%      11.55%         6/30/93
Class A** (with sales charge)..........  (14.62)%      10.36%         6/30/93
--------------------------------------------------------------------------------
Class B (without CDSC)...................   NA         (7.17)%        1/8/97
Class B** (with CDSC)....................   NA        (11.81)%       1/8/97
--------------------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge)............ (8.10)%      10.31%
Class B** (with CDSC)....................   NA        (12.65)%


*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%.

/1/ An index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets.

[ART]

This change should be viewed as an addition to the previous process of seeking out quality growth companies in the mid-cap marketplace which has not changed much at all. This additional piece of the process should reduce the volatility of the Fund substantially and have a minimal impact on the expected returns.

What are your expectations for the Fund?

While predicting the direction or level of the stock market in the future is a difficult undertaking, I can say that mid-cap stocks are now as fundamentally attractive as they have been in several years. The threat of a continuation of the rise in interest rates and concerns about growth in profits have reduced the valuations of stocks in the mid-cap market to attractive levels. When considered relative to the large-cap market, these valuations become even more attractive. Going forward, I believe that The AAL Mid Cap Stock Fund provides an attractive risk/reward trade-off.

What stock contributed most to the Fund's performance?

AMBAC, Inc. was among the top contributors to the Fund for the fiscal year. It is the second largest provider of financial guarantee insurance and financial services to municipalities, states and other governments across the country and around the world. The company assists its customers in issuing bonds through both providing consulting services and insuring the obligations against default.

The company's stock returned over 45% to the Fund during fiscal 1997. AMBAC's fundamentals improved consistently throughout the year as a result of solid expense controls, a growing international base of business and a favorable domestic environment. As a result, the company met and exceeded earnings expectations for the year and the P/E multiple expanded from 9.8x to 11.1x. Because the fundamentals for the company remain positive and the valuation of the stock remains reasonable, we continue to hold our position in the company. While another 45% year is unlikely, AMBAC remains an attractive investment.

                                Fund Allocations
                             [GRAPH APPEARS HERE]

                                               % of Net Assets
                                               ---------------

                     Technology.......................15%

                     Consumer Staples.................14%

                     Consumer Cyclicals...............13%

                     Financials.......................13%

                     Health Care......................11%

                     Capital Goods.................... 8%

                     Energy........................... 7%

                     Utilities........................ 7%

                     Cash & Cash Equivalents.......... 5%

                     Basic Materials.................. 4%

                     Transportation................... 2%

                     Communication Services........... 1%
                                              -----------
                                              Total  100%


                               5 Largest Holdings

                     Security                   % of Net Assets
                     --------                   ---------------

                     LSI Logic Corporation...........1.4%

                     Public Service Company
                     of Colorado.....................1.3%

                     Flowers Industries, Inc.........1.3%

                     Applied Power, Inc..............1.2%

                     General Nutrition
                     Companies, Inc..................1.2%

[ART]

Ticker Symbol (A shares)..............AASMX
Ticker Symbol (B shares)..............BBSMX
NAV (A shares)........................$9.84
NAV (B shares)........................$9.81
Number of Securities in Portfolio.....144

Kevin A. Schmitting
PORTFOLIO MANAGER
[PHOTO]

EQUITY-ORIENTED

The AAL SMALL CAP STOCK FUND

How did The AAL Small Cap Stock Fund compare to the overall market for small-cap securities for the year ended April 30, 1997?

Since the inception of the Fund on July 1, 1996, the small-cap stock market has had a very difficult time. The average small-cap stock fund lost about 2% during that time period. The AAL Small Cap Stock Fund actually had a slight gain during those ten months. Since last summer, small-cap stocks, especially growth stocks, suffered from fears of higher interest rates, earnings volatility and overly optimistic expectations. While the past year has been difficult for small-cap investors, it has provided a healthy correction to a market that was getting overheated with big returns in 1995 and early 1996. This corrective action, while painful, often sets the market up for further advances.

Have you made any changes to the Fund's sector weightings or your investment strategy over the fiscal year?

The Fund's sector weightings have changed a bit since its inception. The Fund has become more diversified with more emphasis being placed on non-traditional growth areas such as financial and small utilities stocks. The primary emphasis of the Fund is still very heavily weighted toward growth companies, but the diversification efforts have proven helpful especially as growth stocks fell out of favor in early 1997. Going forward, the Fund will continue to be broadly diversified with representation in almost all major segments of the economy.


                         Value of a $10,000 Investment
                 In Class A shares - including 4% sales charge

                           [LINE GRAPH APPEARS HERE]


THE AAL SMALL CAP STOCK FUND                 S&P(R) 600 SMALL CAP INDEX/1/

               From Inception                               From Inception
Date           Ending Dollars                Date           Ending Dollars
-------        --------------                -------        --------------
               10,000.00                      7/1/96           $10,000
01-Jul-96       9,596.93                     7/31/96           $ 9,242
31-Jul-96       9,165.07                     8/30/96           $ 9,812
30-Aug-96      10,316.70                    10/31/96           $10,171
31-Oct-96      10,441.46                    12/31/96           $10,825
31-Dec-96      11,008.07                     2/28/97           $10,777
28-Feb-97      10,565.78                     4/30/97           $10,349
30-Apr-97       9,671.38




                          Average Annual Total Returns*
                             As of April 30, 1997


                                        From               Inception
                                      Inception              Date
                                      ------------------------------
Class A (without sales charge).....      0.78%               7/1/96
Class A** (with sales charge)......     (3.28)%              7/1/96
--------------------------------------------------------------------
Class B (without CDSC).............    (12.18)%              1/8/97
Class B** (with CDSC)..............    (16.57)%              1/8/97
--------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge)......     (1.12)%
Class B** (with CDSC)..............    (14.61)%


*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%.

/1/An index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

[ART]

How does your investment process differ from that of The AAL Mid Cap Stock Fund?

Both Funds are looking for fast-growing companies across many industries. The biggest difference would be in the average market capitalization of the companies held in each Fund. The AAL Small Cap Stock Fund will obviously be in smaller companies. This lower market capitalization will also make The AAL Small Cap Stock Fund more aggressive with a higher risk/return profile.


Was there a particular success story you could share with us?

One of the Fund's top performing stocks since its inception has been Evergreen Media. Evergreen is a radio broadcasting company that operates stations in many of the top markets nationally. During 1996, the Telecommunications Act was passed, which, among other things, allows less restrictive ownership rules for radio stations. This change allows broadcasting companies to own more companies in a given geographic area. By owning more stations, the broadcasting companies can become much more efficient, especially with advertising and personnel. Evergreen has taken advantage of this new law by making several acquisitions of other broadcasting companies. These acquisitions have greatly enhanced the company's long-term earnings power. The Fund has a gain of over 30% on the stock and it has remained as one of the Fund's largest positions.


                                Fund Allocations
                            ------------------------
                            [PIE CHART APPEARS HERE]


                                                  % of Net Assets
                                                  ---------------
                         Technology...................20%

                         Consumer Cyclicals...........18%

                         Health Care..................14%

                         Capital Goods................13%

                         Financials................... 9%

                         Consumer Staples............. 8%

                         Energy....................... 6%

                         Transportation............... 4%

                         Basic Materials.............. 3%

                         Utilities.................... 3%

                         Cash & Cash Equivalents...... 2%
                                                  -----------
                                               Total  100%



                               5 Largest Holdings
                               ------------------

                    Security                      % of Net Assets
                    --------                      ---------------

                    Tower Automotive, Inc..............1.4%

                    Ambassador Apartments, Inc.........1.4%

                    Evergreen Media Corporation........1.4%

                    BISYS Group, Inc...................1.3%

                    Peoples Heritage Financial Group...1.3%

[ART]

Ticker Symbol (A shares)..............AAITX
Ticker Symbol (B shares)..............BBITX
NAV (A shares)........................$11.37
NAV (B shares)........................$11.34
Number of Securities in Portfolio.....149

Jean-Marie Eveillard
PORTFOLIO MANAGER
[PHOTO]

EQUITY-ORIENTED

The AAL International Fund

How have international markets performed over the past fiscal year and what economic factors affected performance?

In Europe, an improving economic outlook for major economies, low inflation, declining interest rates and a stronger dollar provided substantial support to most markets. Although political controversy and uncertainties related to the implementation of the European economic and monetary union dampened performance in the first few months, most markets recovered quickly and rose sharply in the second half of the Fund's fiscal year. Conversely, in Japan, the stock market retreated further as the extent of the local economic recovery proved disappointing and the health of the Japanese financial sector remained an area of concern.


How did the Fund perform over the same period and what factors affected its performance?

For the year ended April 30, 1997, the Fund's total return was 6.32% based on net amount invested in Class A shares, compared with a loss of 0.89% for the Morgan Stanley Capital International EAFE Index/1/. Since approximately 38% of its net assets are invested in established European markets, the Fund's performance was positively impacted by developments in those markets. The decline in the value of the Japanese holdings was somewhat offset by strong currency gains because the Fund had partially hedged its Yen exposure throughout the year. The balance of the Fund's investments in smaller emerging markets performed reasonably well over the past fiscal year, with the exception of South Korean holdings. Fixed income securities generated satisfactory total returns, particularly from investments in Brady bonds. Cash and cash equivalents totaled about 15% of net assets by fiscal year end.


                         Value of a $10,000 Investment
                  In Class A shares - including 4% sales charge

                           [LINE GRAPH APPEARS HERE]

THE AAL INTERNATIONAL FUND                   MSCI EAFE INDEX/1/

              From Inception                              From Inception
                 Ending                                       Ending
  Date           Dollars                       Date           Dollars
---------       ---------                    ---------       ---------
                10,000.00
01-Aug-95        9,596.93                      8/1/95 *      $10,000.00
31-Aug-95        9,616.12                     8/31/95         $9,618.54
29-Sep-95        9,577.74                     9/30/95         $9,806.39
31-Oct-95        9,558.54                    10/31/95         $9,542.79
30-Nov-95        9,558.54                    11/30/95         $9,808.31
29-Dec-95        9,735.51                    12/31/95        $10,203.49
31-Jan-96       10,149.17                     1/31/96        $10,245.37
29-Feb-96       10,110.69                     2/29/96        $10,280.01
29-Mar-96       10,264.61                     3/31/96        $10,498.32
30-Apr-96       10,659.04                     4/30/96        $10,803.54
31-May-96       10,601.32                     5/31/96        $10,604.73
28-Jun-96       10,649.42                     6/30/96        $10,664.42
31-Jul-96       10,293.47                     7/31/96        $10,352.72
30-Aug-96       10,322.33                     8/31/96        $10,375.41
30-Sep-96       10,514.73                     9/30/96        $10,851.04
31-Oct-96       10,610.94                    10/31/96        $10,542.04
29-Nov-96       10,986.12                    11/30/96        $10,961.47
31-Dec-96       10,923.86                    12/31/96        $10,820.49
31-Jan-97       11,123.20                     1/31/97        $10,441.70
28-Feb-97       11,372.38                     2/28/97        $10,612.59
31-Mar-97       11,352.44                     3/31/97        $10,651.01
30-Apr-97       11,332.51                     4/30/97        $10,707.63

*7/31/95 as inception.


                         Average Annual Total Return*
                             As of April 30, 1997

                                                         From     Inception
                                               1-Year  Inception    Date
                                               ----------------------------
Class A (without sales charge).................6.32%     9.98%     8/1/95
Class A** (with sales charge)..................2.08%     7.42%     8/1/95
---------------------------------------------------------------------------
Class B (without CDSC)...........................NA      3.28      1/8/97
Class B** (with CDSC)............................NA     (1.72)%    1/8/97
---------------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge)..................6.22%     7.91%
Class B** (with CDSC)............................NA     (1.45)%

*Past performance is not indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%.

/1/ A market capitalization-weighted equity index composed of a sample of companies representative of the market structure in twenty countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float.

                                     [ART]

                                Fund Allocations
                   ------------------------------------------
                                                 % of Net Assets
                                                 ---------------
                     Common Stocks ...................... 73%
                     Preferred Stocks .................... 7%
                     Bonds ............................... 7%
                     Short-Term Investments ............. 13%
                                                 --------------
                                                 Total   100.0%

[WORLD MAP SHOWING PERCENTAGES APPEARS HERE]

 Canada            2.54%        Sweden        2.29%        Turkey         0.17%
 Mexico            2.32%        Norway        1.33%        Japan         17.01%
 Panama            0.97%        Denmark       0.78%        Taiwan         0.38%
 Brazil            0.79%        Finland       0.52%        Hong Kong      3.17%
 Argentina         1.52%        Germany       5.81%        Singapore      2.65%
 United Kingdom    4.78%        Austria       1.10%        Thailand       0.38%
 Netherlands       1.79%        Belgium       0.81%        South Korea    3.27%
 France           11.88%        Luxembourg    1.14%        Indonesia      1.72%
 Spain             0.90%        Switzerland   6.15%        Australia      0.45%
 Portugal          1.11%        Italy         3.24%        New Zealand    3.64%
                                Israel        0.74%




How did your value strategy contribute to the Fund's strong performance and do you have any particular success story about the Fund?

We tend to focus on securities that are out of favor or altogether ignored by momentum investors. Our investment in Orrefors, a Swedish crystal manufacturer bought out by a group of local investors, generated a 67% capital gain for the Fund. This company was small and undervalued by the market.


                                 5 Largest Holdings
            ----------------------------------------------------------
            Security                                   % of Net Assets
            --------                                   ---------------
            Secom Company, Limited (Japan) ................. 1.5%
            Buderus AG (Germany) ........................... 1.5%
            Fuji Photo Film Company, Ltd. ADR (Japan) ...... 1.4%
            Industrias Penoles S.A. de C.V. (Mexico) ....... 1.4%
            Sika Finanz AG Bearer (Switzerland) ............ 1.3%

[ART]

Ticker Symbol (A shares)..............AAUTX
Ticker Symbol (B shares)..............NA
NAV (A shares)........................$11.34
NAV (B shares)........................$11.37
Number of Securities in Portfolio.....71

Lewis A. Bohannon
PORTFOLIO MANAGER
[PHOTO]

EQUITY-ORIENTED

The AAL Utilities Fund

How has The AAL Utilities Fund performed over the last fiscal year and what factors affected the performance?

This past year was a difficult one for utilities stocks. Interest rates were volatile throughout the year with rates rising sharply, particularly in the second half of the fiscal year. The strong economic growth that drove the broader stock market indexes to new highs caused bond investors to worry about the potential for increased inflation; a negative for interest-sensitive investments such as utilities stocks. There was also uncertainty over the impact of deregulation in both the electric utilities and telephone industries, which created volatility in utilities stocks. Overall, these concerns lead to utilities stocks underperforming the broader market indexes. Still the Fund substantially outperformed the S&P/R/ Utilities Index./1/

Deregulation has been a hot topic for the utilities industry, how does the regulatory environment look at this point?

With the passage of the Telecommunications Act of 1996 and efforts by many states to increase competition in the electric utilities industry, deregulation has played a dominant role in the performance of utilities stocks over the past 12-18 months. Along with rising interest rates, investor concerns about the regulatory environment have been the primary reason for the generally weak performance of utilities over the period. Our strategy has been to accept this new reality of increased competition in both industries, but we have taken the position that the transition to a more competitive environment will be an evolutionary, not revolutionary happening. With this in mind, our approach is to invest in companies best positioned for increased competition and whose managements are able to exploit this changing market. Despite last year's performance, recent decisions by the FCC concerning telecommunications regulations and decisions on electric regulations by a number of important states have convinced us that our assumptions about the pace of change and our strategy of investing in competitively well-positioned companies is the correct investment approach in this rapidly changing environment.



                          Value of a $10,000 Investment
                  In Class A shares - including 4% sales charge

                           [LINE GRAPH APPEARS HERE]

THE AAL UTILITIES FUND                       S&P(R) UTILITIES INDEX/1/

              From Inception                                 From Inception
                  Ending                                         Ending
Date              Dollars                      Date              Dollars
----              -------                      ----              -------
                 10,000.00
18-Mar-94         9,596.93                    3/17/94            $  10,000
29-Apr-94         9,548.94                    4/29/94            $   9,921
31-May-94         9,337.81                    5/31/94            $   9,652
29-Jul-94         9,378.40                    7/29/94            $  10,001
30-Sep-94         9,126.76                    9/30/94            $   9,719
30-Nov-94         9,087.72                   11/30/94            $   9,657
31-Jan-95         9,286.22                    1/31/95            $  10,464
31-Mar-95         9,207.44                    3/31/95            $  10,378
31-May-95         9,882.85                    5/31/95            $  11,101
31-Jul-95        10,062.51                    7/31/95            $  11,436
29-Sep-95        10,693.30                    9/29/95            $  12,404
30-Nov-95        10,986.13                   11/30/95            $  12,886
31-Jan-96        11,735.36                    1/31/96            $  13,972
29-Mar-96        11,358.77                    3/29/96            $  13,137
31-May-96        11,215.12                    5/31/96            $  13,263
31-Jul-96        11,046.58                    7/31/96            $  12,908
30-Sep-96        11,067.27                    9/30/96            $  13,337
29-Nov-96        11,924.22                   11/29/96            $  14,309
31-Jan-97        12,191.34                    1/31/97            $  14,288
31-Mar-97        11,895.79                    3/31/97            $  13,740
30-Apr-97        12,066.04                    4/30/97            $  13,508



                         Average Annual Total Returns*
                              As of April 30, 1997

                                                         From       Inception
                                           1-Year      Inception      Date
                                          -----------------------------------
Class A (without sales charge)...........  7.88%       7.61%        3/17/94
Class A** (with sales charge)............  3.61%       6.20%        3/17/94
-------------------------------------------------------------------------------
Class B (without CDSC)...................   NA        (0.04)%        1/8/97
Class B** (with CDSC)....................   NA       (15.04)%        1/8/97
-------------------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge)............   0.55%      5.88%
Class B** (with CDSC)....................    NA       (6.21)%

* Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%.

/1/ A capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500/(R)/.

[ART]

What changes have been made to the Fund's sector weightings or your investment strategy over the past fiscal year?

Historically, The AAL Utilities Fund has been more of a pure utilities fund than many other utilities funds. This caused the Fund to struggle during the first half of the fiscal year. The diversity in the Fund was increased during the second half of the fiscal year in order to decrease its interest rate sensitivity. This additional diversity, combined with a strong rebound in the Fund's telecommunications holdings, lead to strong second half performance.

What holdings in the Fund have made significant contributions over the past fiscal year?

One area of investments that we have increased significantly this year, and which has added substantially to overall performance, is foreign holdings, particularly in the telecommunications industry. Many foreign countries are experiencing substantially greater growth in telecommunications than the United States due to the transformation from government-controlled to privatized telecommunications. The Fund's investments in both Europe and South America added significantly to the Fund's total return for the year ended April 30, 1997.


                                Fund Allocations

                            [PIE CHART APPEARS HERE]

                                                  % of Net Assets
                                                  ---------------

                 Utilities.............................. 57%

                 Communication Services................. 35%

                 U.S. Gov't Obligations.................  3%

                 Cash & Cash Equivalents................  2%

                 Utility Bonds..........................  2%

                 Energy.................................  1%
                                                  ---------
                                                  Total 100%


                               5 Largest Holdings

                 Security                         % of Net Assets
                 --------                         ---------------

                 Telefonica de Espana ADR.............  4.0%

                 MCI Communications
                 Corporation..........................  3.4%

                 NIPSCO Industries
                 Incorporated.........................  3.3%

                 SBC Communications
                 Incorporated.........................  3.3%

                 Pinnacle West Capital
                 Corporation..........................  2.8%

[ART]

Ticker Symbol (A shares)..............AAINX
Ticker Symbol (B shares)..............NA
NAV (A shares)........................$9.63
NAV (B shares)........................$9.64
Number of Securities in Portfolio.....49

Michael R. Hilt
PORTFOLIO MANAGER
[PHOTO]

INCOME-ORIENTED

The AAL Bond Fund

How has the Fund performed over the last fiscal year and what factors affected the performance?

For the year ended April 30, 1997, the Fund returned 6.43% based on net amount invested in Class A shares. This was due to security selection. Over the year I overweighted mortgage-backed bonds and corporate bonds, and underweighted Treasury bonds. The Fund continues to be run on a duration (interest rate risk) neutral basis.

What sort of defensive positioning will you take in light of slowly rising interest rates?

I believe the Fund owns more putable bonds and mortgage-backed bonds than other bond funds. These are both a good defense against rising interest rates. Here's why -- putable bonds give the owner the right to sell the bonds back to the issuing company prior to their maturity. And, most of the mortgage-backed bonds owned by the Fund carry high coupons and mortgage rates, which provides an incentive for home owners to refinance them. If rates were to increase, this refinancing incentive would become less valuable and the Fund's mortgage-backed bonds would increase in relative value.

Have you made any changes to the Fund's sector weightings or your investment strategy over the fiscal year?

I have become more selective and somewhat defensive in terms of corporate bonds due to yield spreads. The recent proceeds from the corporate sales have been invested in mortgage-backed securities and Treasuries. You will also note that the Fund's cash position has increased. This does not reflect an effort to time the market, rather it is just the opposite-- because we own many bonds with longer maturities we need to hold some cash in order to maintain our desired average duration, effective maturity and interest rate risk levels.


                         Value of a $10,000 Investment
                 In Class A shares - including 4% sales charge

                            [LINE GRAPH APPEARS HERE]

THE AAL BOND FUND                        LEHMAN BROTHERS AGGREGATE BOND INDEX/1/

                  From Inception                                  From Inception
Date              Ending Dollars                    Date          Ending Dollars
--------------------------------                  ------------------------------
                   $10,000.00                      7/16/87             $10,000
16-Jul-87          $ 9,596.93                      7/31/87             $ 9,996
31-Jul-87          $ 9,479.55                      8/31/87             $ 9,943
31-Aug-87          $ 9,341.31                     12/31/87             $10,296
30-Dec-87          $ 9,554.24                      6/30/88             $10,810
30-Jun-88          $ 9,980.93                     12/30/88             $11,108
30-Dec-88          $10,205.24                      6/30/89             $12,129
30-Jun-89          $10,976.19                     12/29/89             $12,722
31-Dec-89          $11,459.75                      6/29/90             $13,080
29-Jun-90          $11,749.40                     12/31/90             $13,859
31-Dec-90          $12,433.08                      6/28/91             $14,478
28-Jun-91          $12,957.26                     12/31/91             $16,077
31-Dec-91          $14,389.31                      6/30/92             $16,513
30-Jun-92          $14,745.15                     12/31/92             $17,268
31-Dec-92          $15,353.85                      6/30/93             $18,460
30-Jun-93          $16,388.03                     12/31/93             $18,951
31-Dec-93          $16,706.19                      6/30/94             $18,217
30-Jun-94          $15,915.87                     12/30/94             $18,398
30-Dec-94          $15,913.46                      6/30/95             $20,504
30-Jun-95          $17,467.30                     12/29/95             $21,797
29-Dec-95          $18,469.31                      6/28/96             $21,631
28-Jun-96          $18,008.04                     12/31/96             $22,585
31-Dec-96          $18,886.34                      4/30/97             $22,797
30-Apr-97          $19,018.60


                         AVERAGE ANNUAL TOTAL RETURNS*
                              as of April 30, 1997

                                                              From    Inception
                                           1-Year  5-Year  Inception    Date
                                          -------------------------------------
Class A (without sales charge)            6.43%    5.96%       7.23%    7/16/87
Class A** (with sales charge)             2.18%    5.09%       6.78%    7/16/87
-------------------------------------------------------------------------------
Class B (without CDSC)                    NA       NA          0.96%     1/8/97
Class B** (with CDSC)                     NA       NA         (4.04)%    1/8/97
-------------------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge)             0.36%    5.01%       6.73%
Class B** (with CDSC)                     NA       NA         (5.11)%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC)of 5%.

/1/ An index that encompases four major classes of fixed-income securities in the U.S.: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[ART]

What do you look for when seeking out an investment?

I look for a combination of price appreciation and good yield characteristics and pay very close attention to how a new security will affect the overall portfolio structure.

How do you plan to position the Fund in the near future?

As mentioned, I have recently reduced our corporate holdings and increased mortgage-backed holdings and Treasury bond holdings. Cash is held instead of Treasuries to give us the average duration we desire. We do not structure the portfolio to take advantage of any predicted change in the overall level of interest rates, instead we focus on individual security selection and hope to offer investors a competitive yield and an incremental total return advantage without taking imprudent risks.

                                Credit Quality

                           [PIE CHART APPEARS HERE]

                                          % of Net Assets
                                          ---------------

                           AAA............... 61%

                           AA................  8%

                           A................. 14%

                           BBB............... 17%
                                      -------------
                                      Total  100%

                           Average Quality:  AA
                           Average Maturity: 7.8 years



                             5 Largest Holdings

                  Security               % of Net Assets
                  --------               ---------------
                  Federal National Mortgage
                  Association #313002.......... 8.1%
                     Coupon Rate: 9.00%
                     Maturity Date: 6/1/2026

                  Government National Mortgage
                  Association Pool #780212..... 7.8%
                     Coupon Rate: 8.00%
                     Maturity Date: 8/15/2025

                  Government National Mortgage
                  Association Pool #780213..... 5.8%
                     Coupon Rate: 7.50%
                     Maturity Date: 8/15/2025

                  U. S. Treasury Notes......... 4.1%
                     Coupon Rate: 6.50%
                     Maturity Date: 11/15/2026

                  Citicorp Mortgage Securities, Inc.
                  Series 1994-8 Class A3....... 3.3%
                     Coupon Rate: 6.25%
                     Maturity Date: 5/25/2024

[ART]

Ticker Symbol (A shares)..............AAMBX
Ticker Symbol (B shares)..............NA
NAV (A shares)........................$10.92
NAV (B shares)........................$10.92
Number of Securities in Portfolio.....99

Duane A. McAllister
PORTFOLIO MANAGER
[PHOTO]

INCOME-ORIENTED

The AAL Municipal Bond Fund

Given all the volatility in the bond market over the year ended April 30, 1997, what impact did this have on the municipal market and our Fund?

It's true that Alan Greenspan and other members of the Federal Reserve Board kept the financial markets on edge for much of the last fiscal year waiting to see if, when and by how much short-term rates would be raised. This uncertainty prompted, at times, significant changes in market-driven interest rates. Municipals generally followed the gyrations of the Treasury market as rates moved up and down, but somewhat surprisingly, like the Treasury market, ended this fiscal year with rates very near where they started. Yields on longer-maturity municipal issues fell modestly, but that was primarily due more to technical factors (i.e., more demand than supply) than for economic reasons. The Fund did very well through this volatility, providing a total return of 6.64% based on the net amount invested in Class A shares.

What significant factors contributed to the Fund's performance?

A combination of two different strategies worked well for the Fund. First, maintaining a longer than average interest rate posture was beneficial for much of the fiscal year. On average, municipal rates were unchanged for the period. However, the longer end of the yield curve, where the Fund was overweighted, outperformed the rest of the municipal curve. This structure not only enhanced the Fund's yield, but also provided modest capital appreciation on the longest maturities. Secondly, holding a higher than average position in "BBB" rated issues also served us well. As economic growth improved so did the outlook for some of the lower- rated investment grade credits. In addition, the strong demand for these "yieldier" issues helped to tighten the spread on some of the "BBB" rated securities in the Fund.


                          Value of $10,000 Investment
                 In Class A shares - including 4% sales charge

                           [LINE GRAPH APPEARS HERE]

THE AAL MUNICIPAL BOND FUND                  LEHMAN MUNICIPAL BOND INDEX

               From Inception                               From Inception
Date           Ending Dollars                Date           Ending Dollars
-----------------------------                -----------------------------
                $10,000.00                    7/16/87        $  10,000
16-Jul-87         9,596.93                    7/31/87        $  10,051
31-Jul-87         9,520.23                    8/31/87        $  10,074
31-Aug-87         9,472.20                   12/31/87        $  10,135
31-Dec-87         9,462.10                    6/30/88        $  10,667
30-Jun-88         9,854.06                   12/30/88        $  11,164
31-Dec-88        10,163.56                    6/30/89        $  11,904
30-Jun-89        10,699.01                   12/29/89        $  12,368
29-Dec-89        11,029.42                    6/29/90        $  12,714
29-Jun-90        11,306.91                   12/31/90        $  13,270
31-Dec-90        11,741.26                    6/28/91        $  13,859
28-Jun-91        12,229.58                   12/31/91        $  14,882
31-Dec-91        13,072.28                    6/30/92        $  15,493
30-Jun-92        13,567.88                   12/31/92        $  16,194
31-Dec-92        14,161.70                    6/30/93        $  17,344
30-Jun-93        15,051.20                   12/31/93        $  18,182
31-Dec-93        15,759.14                    6/30/94        $  17,374
30-Jun-94        14,959.80                   12/30/94        $  17,242
30-Dec-94        14,863.22                    6/30/95        $  18,907
30-Jun-95        16,286.86                   12/29/95        $  20,252
29-Dec-95        17,573.88                    6/26/96        $  20,162
28-Jun-96        17,387.09                   12/31/96        $  21,151
31-Dec-96        18,343.85                    4/30/97        $  21,279
30-Apr-97        18,334.29



                         Average Annual Total Returns*
                              As of April 30, 1997

                                                             From     Inception
                                        1-Year   5-Year   Inception      Date
                                        ---------------------------------------

--------------------------------------------------------------------------------
Class A (without sales charge)........... 6.64%    6.78%       6.83%    7/16/87
Class A** (with sales charge)............ 2.42%    5.92%       6.38%    7/16/87
--------------------------------------------------------------------------------
Class B (without CDSC)..................... NA       NA      (0.34)%     1/8/97
Class B** (with CDSC)...................... NA       NA      (4.66)%     1/8/97
--------------------------------------------------------------------------------
SEC Standardized Returns as of 3/31/97
Class A** (with sales charge)............. 0.91%   5.93%       6.35%
Class B** (with CDSC).....................  NA       NA       (5.43)%


*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Periods less than one year represent total return and are not annualized.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%.

/1/ A broad-based index that provides a performance indicator of the overall municipal bond market.

                                     [ART]

Have you made any changes in investment strategy in light of the Federal Reserve Board raising interest rates in March 1997?

Not really. The Fed's action of raising the Fed Funds rate by 25 basis points had been well-anticipated and in some respects the market was relieved to finally see action after watching and waiting for months. The economy has been strong and it seems the Fed's move was prudent. The greatest risk to the municipal market from Fed intervention should be among intermediate maturities (e.g., 5 to 10 years), where the Fund is underweighted. The longer maturities should hold their value relatively well, and may actually appreciate if the Fed keeps inflation in check.

What are the goals of the Fund? Can you summarize the investment approach used to pursue these goals?

In addition to providing our shareholders with a steady stream of tax-exempt income, it is my goal for the Fund to provide consistent, above-average performance relative to other municipal bond funds. This is not always possible given the uncertainties of the financial markets, but if achieved, the Fund will do very well on a long-term basis. An outlook on the long-term direction of interest rates will be reflected in how the Fund is structured. The average maturity, the maturity structure and the coupon selection will vary over time based on this outlook. In addition, in spite of looking to always maintain a very high average credit quality, the credit structure of the Fund will also vary over time, primarily to reflect changes in the economic cycle for municipalities.


                                 Credit Quality

                            [PIE CHART APPEARS HERE]



                                            % of Net Assets
                                             ---------------

                         AAA........................ 47%

                         AA......................... 21%

                         A..........................  8%

                         BBB........................ 24%
                                             --------------
                                             Total  100%

                         Average Quality:  AA
                         Average Maturity: 16.8 years


                              5 Largest Holdings

                         Security        % of Net Assets
                         --------        ---------------

                         Michigan State Tax & Revenue
                         G.O. Bonds      3.6%

                              Coupon Rate: 4.50%
                              Maturity Date: 9/30/1997

                         Detroit, Michigan School
                         District, School Aid Notes   3.6%

                              Coupon Rate: 4.50%
                              Maturity Date: 5/1/1997

                         Metropolitan Pier and Exposition
                         Center Illinois Revenue Bonds 2.8%

                              Coupon Rate: 7.00%
                              Maturity Date: 7/1/2026

                         Washington State Public Power
                         Supply System Project #2
                         Revenue Bonds, Series 1994 A   2.5%

                              Coupon Rate: 6.00%
                              Maturity Date: 7/1/2007

                         District of Columbia G.O.,
                         Howard University Revenue Bonds   2.5%

                              Coupon Rate: 7.25%
                              Maturity Date: 4/1/2020

[ART]

Ticker Symbol (A shares)..............AAHYX
Ticker Symbol (B shares)..............NA
NAV (A shares)........................$9.88
NAV (B shares)........................$9.88
Number of Securities in Portfolio.....81

David G. Carroll
PORTFOLIO MANAGER
[PHOTO]

INCOME-ORIENTED

The AAL High Yield Bond Fund

How has the Fund performed since its inception on January 8, 1997?

For the period ended April 30, 1997, the Fund had an SEC 30-day yield of 9.25% and a total return of 1.51% based on net amount invested in Class A shares. The largest challenge facing the Fund was quickly investing the $20 million initial investment in a well-diversified manner. A total of 40 different investments were made over a 10-day period. As of April 30, 1997, the Fund contained 81 different investments in 25 various industries. This diversification is the primary strategy I employ to control the risk of default in a high yield portfolio.


You just quoted a yield and a total return. What's the difference?

Yield is the annual return on an investment (from dividends or interest) expressed as a percentage of either cost or current price. In the case of this Fund, yield is the percentage return from monthly dividend payments received. Total return is comprised of both income and price change of the investment over a certain period of time, which is then expressed as a percentage of the original investment.

How are you managing the Fund?

I am managing the Fund for high current income. In order to achieve this objective, the Fund is invested primarily in below investment grade corporate bonds. I focus on bonds issued by companies that have been operating for at least five years. An increasing number of issuers of high yield debt today are start-ups in the telecommunications industry with unproven technology. I believe these investments are better suited for venture capitalists, not income-oriented investors. All of the bonds in the portfolio make cash interest payments. In addition, I do not time the market. Typically I have only 2-5% in cash, the balance being fully invested.

Beginning NAV      Annual Income    Yield     Ending NAV    Price Change    Total Return

Example 1
$10.00/per share        $1.00        10%        $10.50          +5%             15%

Example 2
$10.00/per share        $1.00        10%        $ 9.50          -5%             5%



This hypothetical example shows the yield and total return on an investment in a bond fund over a one-year period based on initial $10.00 NAV.

[ART]

What do you look for when seeking out an investment?

When considering an investment for the Fund, I look for three main  ingredients:
1.) a seasoned management team; 2.) strong market share; and 3.) stable sales and earnings. A recent investment highlights this approach. Neenah Corp. manufactures iron castings for the municipal market such as manhole covers (sewer caps) and sewer street grates. The company controls over 50% of the market for these products in the midwest and mideast portions of the U.S. The demand for these products has historically been very stable, growing 3-4% per year. A dominant market share allows the company to be the price leader for their products, which in turn has resulted in relatively high profit margins. The management team is led by two individuals with extensive experience in the industry. An additional factor favoring this investment is the location of the company. Neenah is located only 10 miles from Appleton. I will be able to visit with management and follow their progress in the local media.


What is your outlook for the high yield market?

I am positive on the high yield market. A healthy economy is the high yield market's best friend. A growing economy makes it easier for companies to service their debt, which results in lower rates of default. The default rate for the 12 months ended March 1997 stood at only 1.6%, versus 3.1% for the similar period one year ago. The AAL High Yield Bond Fund has not had an investment default on its interest payments. My main concern is that the Federal Reserve, in an effort to fight inflation, increases interest rates too aggressively which may result in an economic slowdown or recession. Up until now, the Fed has done an excellent job in guiding the economy toward solid growth with minimal inflation.


                                Credit Quality

                               [PIE CHART HERE]

                                           % of Net Assets
                                           ---------------

                           BB....................25%

                           B.....................73%

                           CCC................... 1%

                           Non-Rated Bonds....... 1%
                                         -----------
                                         Total  100%


                         Average Quality:  B+
                         Average Maturity:  8.0 years


                               5 Largest Holdings

               Security                       % of Net Assets
               --------                       ---------------

               Specialty Foods Corporation.......2.1%

                    Coupon Rate:   10.25%
                    Maturity Date: 8/15/2001

               Terex Corporation.................2.0%

                    Coupon Rate:   13.25%
                    Maturity Date: 5/15/2002

               Paging Network, Inc...............1.9%

                    Coupon Rate:   10.00%
                    Maturity Date: 10/15/2008

               Wyman-Gordan Company..............1.8%

                    Coupon Rate:   10.75%
                    Maturity Date: 3/15/2003

               Algoma Steel Corporation..........1.8%

                    Coupon Rate:   12.375%
                    Maturity Date: 7/15/2005

The AAL Capital Growth Fund   SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


[GRAPHIC] The Fund Seeks:  Long-term capital growth by investing in common
          --------------   stocks and securities convertible into common stocks.


[GRAPHIC] The Fund Is:  A diversified portfolio consisting primarily of high-
          -----------   quality, large company common stocks and convertible
                        securities. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.

Shares                    Common Stocks (94.8%)                                                                    Market Value
===============================================================================================================================
Basic Materials (1.0%)
---------------
       248,800            PPG Industries, Incorporated...........................................................   $13,528,500
                          (Global manufacturer of glass, paint and chemical products)
        97,300            Praxair, Inc...........................................................................     5,023,113
                          (Industrial gas supplier with worldwide sales concentrated in North and South America)
                                                                                     ------------------------------------------
                                                                                     Total Basic Materials           18,551,613
                                                                                     ==========================================
Capital Goods (7.7%)
-------------
       104,800            Boeing Co..............................................................................    10,335,900
                          (Produces products for commercial and military transportation, missiles and space)
        59,500            Caterpillar Inc........................................................................     5,295,500
                          (Designs, manufactures and markets earthmoving, construction and materials handling machinery)
       238,000            Deere & Company........................................................................    10,948,000
                          (Manufactures, distributes and finances the sale and lease of mobile power machinery)
       519,100            General Electric Company...............................................................    57,555,213
                          (Multi-industry company, primarily electronics)
       142,800            Honeywell, Inc.........................................................................    10,085,250
                          (Manufactures automation and control systems)
       227,100            Illinois Tool Works Incorporated.......................................................    20,751,262
                          (Manufactures construction fasteners and packaging systems)
       390,100            Thermo Electron Corporation*...........................................................    13,458,450
                          (Manufactures and sells alternate energy power plants, analytical instruments and biomedical products)
       186,000            United Technologies Corp...............................................................    14,066,250
                          (Manufactures and sells aerospace, building and automobile products and services)
                                                                                     ------------------------------------------
                                                                                     Total Capital Goods            142,495,825
                                                                                     ==========================================
Communication Services (3.1%)
----------------------
       302,800            Ameritech Corporation..................................................................    18,508,650
                          (Telecommunications firm serving five states in the Midwest)
       162,300            AT&T Corporation.......................................................................     5,437,050
                          (Operates domestically and internationally providing communication products and services)
       318,000            Bell Atlantic Corporation..............................................................    21,544,500
                          (Owns and operates telephone subsidiaries and provides cellular services)
       297,500            MCI Communications Corporation.........................................................    11,342,187
                          (Diversified communications company)
                                                                                    -------------------------------------------
                                                                                    Total Communication Services     56,832,387
                                                                                    ===========================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                    Common Stocks (94.8%)                                                                    Market Value
===============================================================================================================================
Consumer Cyclicals (5.0%)
------------------
          229,200         APAC Teleservices, Inc.*...............................................................   $ 2,549,850
                          (Provides sales, marketing and customer management services)
          367,700         Chrysler Corporation...................................................................    11,031,000
                          (Manufactures Chrysler, Plymouth, Dodge and Eagle cars and trucks)
          129,900         Fila Holdings S.p.A....................................................................     5,618,175
                          (Designs and markets athletic and casual footwear, activewear, casualwear and sportswear)
          106,000         Gannett Company, Inc...................................................................     9,248,500
                          (Publishes newspapers and operates television and radio stations)
          316,600         Harley-Davidson, Inc...................................................................    12,505,700
                          (Manufactures heavyweight motorcycles and specialized commercial vehicles)
          220,600         Nike Incorporated......................................................................    12,408,750
                          (Designs, develops and markets high-quality footwear and apparel products)
          523,500         Service Corporation International......................................................    17,929,875
                          (Operates funeral and cemetery related businesses)
          228,200         Tiffany and Company....................................................................     9,042,425
                          (Jeweler and specialty retailer)
           81,200         Tommy Hilfiger Corporation*............................................................     3,227,700
                          (Designer and marketer of an upscale sportswear line)
          385,300         US Office Products Company*............................................................     9,825,150
                          (Supplies office products to corporate, commercial and industrial customers)
                                                                                      -----------------------------------------
                                                                                      Total Consumer Cyclicals       93,387,125
                                                                                      -----------------------------------------
Consumer Staples (17.8%)
----------------
        1,377,500         Comcast Corporation....................................................................    21,695,625
                          (International communications company)
        1,369,100         Cox Communications, Inc.*..............................................................    26,697,450
                          (Fully-integrated diversified media and broadband communications company)
          166,500         CPC International Inc..................................................................    13,757,062
                          (Major food distribution company)
           93,300         Disney (Walt) Company..................................................................     7,650,600
                          (Diversified international, family entertainment company)
          540,700         General Nutrition Companies, Inc.*.....................................................    11,625,050
                          (Retails vitamin, mineral and sports nutrition supplements and other health products)
          263,900         Gillette Company.......................................................................    22,431,500
                          (Manufactures shaving, toiletry, stationery and dental products)
          311,500         McDonald's Corporation.................................................................    16,704,188
                          (World's largest restaurant chain)
          310,400         PepsiCo, Inc...........................................................................    10,825,200
                          (Operates worldwide soft drink, snack food and restaurant businesses)
        1,252,600         Philip Morris Companies, Inc...........................................................    49,321,125
                          (Consumer product and financial company)
          324,900         Procter & Gamble Company...............................................................    40,856,175
                          (Major consumer products company)
          248,800         Safeway, Inc.*.........................................................................    11,102,700
                          (Multi-regional food retailer)
          205,500         TCI Satellite Entertainment, Inc.*.....................................................     1,541,250
                          (Provides television programming via digital satellite)
        2,055,000         Tele-Communications, Inc.*.............................................................    28,384,687
                          (Operates cable television systems)
        1,576,549         U.S. West Media Group*.................................................................    27,195,471
                          (Provides multimedia services)


The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                Common Stocks (94.8%)                                                                          Market Value
=================================================================================================================================

Consumer Staples (17.8%) - continued
------------------------------------
 871,800              Walgreen Company............................................................................ $ 40,102,800
                      (Pharmaceutical retailer)
                                                                                       ----------------------------------------
                                                                                       Total Consumer Staples       329,890,883
                                                                                       ========================================
Energy  (7.7%)
--------------
 297,500              Baker Hughes, Inc...........................................................................   10,263,750
                      (Provides products and services to explore for, extract, recover and process oil and gas)

 146,000              British Petroleum Company plc ADR...........................................................   20,093,250
                      (Explores for, produces, refines and retails petroleum products)

 206,600              Chevron Corporation.........................................................................   14,152,100
                      (International oil company)

 995,000              Exxon Corporation...........................................................................   56,341,875
                      (World's largest oil company)

 172,000              Halliburton Company.........................................................................   12,147,500
                      (Diversified energy services, engineering, maintenance and construction company)

 166,600              Royal Dutch Petroleum Company ADR...........................................................   30,029,650
                      (Major multi-national petroleum company)
                                                                                       ----------------------------------------
                                                                                       Total Energy                 143,028,125
                                                                                       ========================================
Financials (17.1%)
------------------

 367,700              American Express Company....................................................................   24,222,237
                      (Provides a variety of diversified travel and financial services)

 421,900              American International Group, Inc...........................................................   54,214,151
                      (International commercial and industrial insurance underwriter)

  54,000              Associates First Capital Corporation........................................................    2,767,500
                      (Offers consumer finance services to customers throughout America)

 216,300              Cigna Corporation...........................................................................   32,526,112
                      (Provides a variety of insurance products to individuals and businesses)

 627,300              Fannie Mae..................................................................................   25,797,712
                      (Holds mortgages and issues guaranteed mortgage-backed securities)

 488,576              First Chicago Corporation...................................................................   27,482,400
                      (Bank holding company for First National Bank of Chicago)

 153,100              Household International, Inc................................................................   13,472,800
                      (Financial services company, serving individuals and businesses)

 216,300              J.P. Morgan & Company.......................................................................   22,035,563
                      (Financial services company, primarily serving large corporations)

 392,575              MBNA Corporation............................................................................   12,954,976
                      (Issues premium and standard bank credit cards)

 242,300              MGIC Investments Corporation................................................................   19,686,875
                      (Provides private mortgage coverage)

 443,500              National City Corporation...................................................................   21,620,625
                      (Ohio-based regional bank holding company)

 555,900              Nationsbank Corporation.....................................................................   33,562,462
                      (Commercial banking company based in North Carolina)

  86,500              Northern Trust Corporation..................................................................    3,849,250
                      (Holding company for Northern Trust Company)

 408,900              Travelers Group, Inc........................................................................   22,642,837
                      (Diversified financial services company)
                                                                                       ----------------------------------------
                                                                                       Total Financials             316,835,500
                                                                                       ========================================

The accompanying notes to the financial statements are an integral part of this schedule.

SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                  Common Stocks (94.8%)                                                                         Market Value
==================================================================================================================================
Health Care  (12.8%)
      108,100           Centocor, Inc.*............................................................................   $  3,040,312
                        (Develops human health care products)
      312,800           Dura Pharmaceuticals, Inc.*................................................................      9,071,200
                        (Develops and markets prescription pharmaceutical products for respiratory conditions)
      166,600           Elan Corporation plc*......................................................................      5,664,400
                        (Produces controlled-absorption drug delivery systems)
      248,800           Eli Lilly & Company........................................................................     21,863,300
                        (Diversified pharmaceutical company)
      584,100           Johnson & Johnson..........................................................................     35,776,125
                        (Manufactures and sells consumer and pharmaceutical products)
      216,300           Medtronic, Inc.............................................................................     14,978,775
                        (Manufactures pacemakers, heart valves, neurological stimulation devices, therapeutic catheters and blood oxygenators)
      692,200           Merck & Co., Incorporated..................................................................     62,644,100
                        (Manufactures and produces a wide range of health products and services)
      156,800           Oxford Health Plans, Inc.*.................................................................     10,329,200
                        (Managed care company providing health benefit plans)
       97,300           PacifiCare Health Systems, Inc.*...........................................................      7,808,325
                        (Provides health care systems)
      527,800           Pfizer Incorporated........................................................................     50,668,800
                        (Produces ethical drugs, hospital products, specialty chemicals and consumer products)
      324,400           United Healthcare Corporation..............................................................     15,773,950
                        (Owns and manages health maintenance organizations)
                                                                           -------------------------------------------------------
                                                                           Total Health Care                           237,618,487
                                                                           -------------------------------------------------------
Technology (20.1%)
      573,300           ADC  Telecommunications, Inc.*.............................................................     14,977,463
                        (Develops, manufactures and markets a variety of transmission and networking systems)
      238,450           Andrew Corporation*........................................................................      5,901,638
                        (International supplier of communication systems equipment and services)
      703,100           Automatic Data Processing Incorporated.....................................................     31,815,275
                        (Offers a variety of data processing services)
      193,600           Cisco Systems, Inc.*.......................................................................     10,018,800
                        (Develops multi-protocol internetworking systems)
      172,000           Compaq Computer Corporation*...............................................................     14,684,500
                        (Designs, develops, manufactures and markets personal computers)
      146,450           Computer Associates International, Inc.....................................................      7,615,400
                        (Designs and markets standardized computer software products)
      273,400           Eastman Kodak Company......................................................................     22,828,900
                        (Provides products and services including cameras, photofinishing, film and plastics)
      335,300           Electronic Arts Inc.*......................................................................      8,089,113
                        (Develops, markets and distributes interactive entertainment software)
      482,666           First Data Corporation.....................................................................     16,651,977
                        (Provides information processing for credit card transactions)
       64,800           Gateway 2000, Inc.*........................................................................      3,555,900
                        (Develops, markets and manufactures IBM-compatible PCs)
      175,800           HBO & Company..............................................................................      9,405,300
                        (Designs and sells computerized information systems to the health care industry)
      318,000           Hewlett-Packard Company....................................................................     16,695,000
                        (Produces computers, calculators, workstations, video displays, printers and drives)
      240,000           Ikon Office Solutions, Inc.................................................................      6,450,000
                        (Through its subsidiaries, distributes office products and paper)
      389,100           Intel Corporation..........................................................................     59,580,938
                        (Leading manufacturer in semiconductor chips)

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Capital Growth Fund - continued    SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares           Common Stocks (94.8%)                                                                     Market Value
=======================================================================================================================
Technology (20.1%) - continued
------------------------------
  93,112         Lucent Technologies, Inc................................................................. $  5,505,247
                 (Designs, develops and delivers a wide range of communications systems and components)

 356,300         Microsoft Corporation*...................................................................   43,290,450
                 (Develops and markets a variety of microcomputer software, systems and programs)

 334,200         National Data Corporation................................................................   12,532,500
                 (Operates a nationwide 24 hours-a-day, seven days-a-week information processing system)

 446,100         Oracle Systems Corporation*..............................................................   17,732,475
                 (Develops and markets computer software products)

 108,100         Paging Network, Inc.*....................................................................      753,316
                 (Provides paging services in 50 states)

 441,300         Raytheon Company.........................................................................   19,251,712
                 (Large U.S. defense contractor)

 540,700         Seagate Technology Incorporated*.........................................................   24,804,611
                 (Produces and markets computer drives)

 493,300         Tellabs, Inc.*...........................................................................   19,670,338
                 (Designs, assembles, markets and services voice and data networking products)
                                                                          ---------------------------------------------
                                                                          Total Technology                  371,810,853
                                                                          =============================================

Transportation (1.6%)
---------------------
 133,000         Norfolk Southern Corporation.............................................................  11,953,375
                 (Holding company for railroad and motor carriers)

 648,900         Southwest Airlines Company...............................................................  17,844,750
                 (Provides scheduled air carrier service)
                                                                          --------------------------------------------
                                                                          Total Transportation              29,798,125
                                                                          ============================================

Utilities (0.9%)
----------------
 328,800         Enron Corporation........................................................................  12,371,100
                 (Transports and markets natural gas)

 216,300         Entergy Corporation......................................................................   5,056,013
                 (Holding company whose subsidiaries provide electricity to four Southern states)
                                                                          --------------------------------------------
                                                                          Total Utilities                   17,427,113
                                                                          ============================================

                                                                          --------------------------------------------
                                                                          Total Common Stocks
                                                                          (cost basis $1,198,682,878)    1,757,676,036
                                                                          ============================================

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Capital Growth Fund - continued    SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Par Value        Short-Term  Variable Rate Obligations (5.2%)                                              Market Value
=======================================================================================================================
$ 9,984,091      American Family Insurance Company **...................................................... $ 9,984,091

  8,500,000      Aristar Incorporated, 5.61%, 6/2/1997.....................................................   8,457,613

 17,500,000      Merrill Lynch Capital Markets, 5.60%, 5/1/1997............................................  17,500,000

 15,000,000      Merrill Lynch Capital Markets, 5.35%, 5/6/1997............................................  14,988,854

 17,000,000      Merrill Lynch Capital Markets, 5.45%, 5/14/1997...........................................  16,966,543

  4,000,000      Merrill Lynch Capital Markets, 5.58%, 5/21/1997...........................................   3,987,600

  2,300,000      Merrill Lynch Capital Markets, 5.57%, 6/2/1997............................................   2,288,613

  1,300,000      Merrill Lynch Capital Markets, 5.55%, 6/3/1997............................................   1,293,386

  9,600,000      Merrill Lynch Capital Markets, 5.57%, 6/10/1997...........................................   9,540,587

  9,800,000      Philip Morris Companies Inc.,  5.49%, 5/27/1997...........................................   9,761,143

     67,432      Sara Lee Corporation **...................................................................      67,432

  1,428,306      Wisconsin Electric Power Company **.......................................................   1,428,306
                                                                         ----------------------------------------------
                                                                         Total Short-Term Variable Rate Obligations
                                                                         (amortized cost basis $96,264,168)  96,264,168
                                                                         ==============================================

                                                                  -----------------------------------------------------
                                                                  TOTAL INVESTMENTS  (100.0%)
                                                                  (amortized cost basis $1,294,947,046)  $1,853,940,204
                                                                  =====================================================

*Non-income producing security

**Variable rate demand notes


The accompanying notes to the financial statements are an integral part of this schedule.



The AAL Mid Cap Stock Fund      SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

    The Fund Seeks:  Long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks, of mid-sized companies.

    The Fund Is:  A diversified portfolio of mid-sized company common stocks and convertible securities. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.


Shares                  Common Stocks (95.0%)                                                         Market Value
==================================================================================================================
Basic Materials (3.7%)
----------------------
   125,000              Cytec Industries Inc.*........................................................  $4,703,125
                        (Manufactures and markets chemicals and specialty materials)

   263,000              Hanna (M.A.) Company..........................................................   5,490,125
                        (Manufactures specialty chemicals and distributes plastic resins)

   209,500              Lawter International, Inc.....................................................   2,225,937
                        (Manufactures specialty chemicals and thermographic machines)

   141,500              Minerals Technologies Inc.....................................................   4,970,188
                        (Develops and produces performance enhancing minerals)
                                                                     ---------------------------------------------
                                                                     Total Basic Materials              17,389,375
                                                                     =============================================

Capital Goods (8.2%)
--------------------
   137,500              Applied Power, Inc............................................................   5,826,563
                        (Provides tools, equipment, systems and consumable items to a variety of end users)

    25,000              Belden, Inc...................................................................     768,750
                        (Designs, manufactures and markets wire, cable and cord products)

   265,000              Computers Products, Inc.*.....................................................   4,538,125
                        (Designs, develops and manufactures power conversion products, computers and systems)

    62,000              Culligan Water Technologies, Inc.*............................................   2,534,250
                        (Manufactures and distributes products that purify and treat water)

   150,000              Danka Business Systems plc....................................................   4,584,375
                        (Distributes and services office equipment, including copiers and facsimile machines)

   120,000              Harman International Industries, Inc..........................................   4,590,000
                        (Designs and manufactures high fidelity audio and video components)

   245,000              Integrated Process Equipment Corp.*...........................................   3,338,125
                        (Develops and supplies semiconductor processing equipment)

   185,000              Memtec Ltd....................................................................   4,278,125
                        (Researches, develops and produces membrane products)

   210,000              Rohr Industries, Inc.*........................................................   3,281,250
                        (Manufactures Nacelle Systems and components and pylons for jet engines)

   124,000              Tower Automotive, Inc.*.......................................................   4,588,000
                        (Designs and produces high-quality, engineered metal stampings and assemblies)
                                                                     ---------------------------------------------
                                                                     Total Capital Goods                38,327,563
                                                                     =============================================
Communication Services (0.7%)
-----------------------------
   200,000              360 Communications Company*...................................................   3,475,000
                        (Provides wireless voice and data service in 91 markets in 14 states)
                                                                     ---------------------------------------------
                                                                     Total Communication Services        3,475,000
                                                                     =============================================

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                    Common Stocks (95.0%)                                                                    Market Value
===============================================================================================================================
Consumer Cyclicals (14.1%)
      100,000             Bed, Bath & Beyond Inc.*.................................................................. $2,737,500
                          (National operator of "superstores" selling domestic merchandise and home furnishings)

      120,000             CompUSA, Inc.*............................................................................  2,310,000
                          (Operates retail computer stores under the "CompUSA" name throughout the U.S.)

      260,000             CUC International, Inc.*..................................................................  5,492,500
                          (Membership-based consumer services company offering discounts to members)

      225,000             Discount Auto Parts, Inc.*................................................................  3,656,250
                          (Retailing company that operates stores throughout Florida)

      135,000             Dollar General Corporation................................................................  4,269,375
                          (Operates retail stores throughout Midwestern and Southeastern states)

      190,000             Equity Corporation International*.........................................................  4,085,000
                          (Provides death care services and products to individuals)

      162,500             Gartner Group, Inc.*......................................................................  4,265,625
                          (Provides research and analysis of computer hardware and software)

      132,000             Harley-Davidson, Inc......................................................................  5,214,000
                          (Manufactures heavyweight motorcycles and specialized commercial vehicles)

       75,000             Knight-Ridder, Inc........................................................................  2,915,625
                          (Involved in newspaper publishing and business news and information services)

      140,000             La Quinta Inns, Inc.......................................................................  3,062,500
                          (Operates and manages over 200 motels under the La Quinta name in 29 states)

       50,000             Nine West Group, Inc......................................................................  1,981,250
                          (Designs, develops and markets women's footwear)

       80,000             Pep Boys-Manny, Moe & Jack................................................................  2,610,000
                          (Retailer of automotive parts and accessories, automotive maintenance and service)

       90,000             Primark Corporation*......................................................................  1,642,500
                          (Through subsidiaries, offers global information technology solutions)

      190,700             Shopko Stores, Inc........................................................................  3,814,000
                          (Regional discount store with a chain of 129 discount retail stores in the upper Midwest)

       90,000             Snap-On, Inc..............................................................................  3,465,000
                          (Develops, manufactures and distributes hand and power tools)

      200,000             The Sports Authority Inc.*................................................................  3,550,000
                          (Operates large sporting goods stores in the United States and Canada)

       43,300             Tommy Hilfiger Corporation*...............................................................  1,721,175
                          (Designer and marketer of an upscale sportswear line)

      120,000             Universal Outdoor Holdings, Inc.*.........................................................  3,270,000
                          (Outdoor advertising company)

      220,000             US Office Products Company*...............................................................  5,610,000
                          (Supplies office products to corporate, commercial and industrial customers)
                                                                                         --------------------------------------
                                                                                         Total Consumer Cyclicals    65,672,300
                                                                                         ======================================
Consumer Staples (12.9%)
      185,000             AccuStaff, Inc.*..........................................................................  3,376,250
                          (National provider of strategic staffing, consulting and outsourcing services)

      180,000             Alternative Resource Corporation*.........................................................  2,610,000
                          (Provides technical personnel who specialize in information services)

      250,000             Apple South, Inc..........................................................................  3,250,000
                          (Operates 264 full-service, casual dining restaurants and 10 fast-food chains)

      100,000             Clear Channel Communications, Inc.*.......................................................  4,850,000
                          (Owns, operates and manages radio and television stations)

       68,300             Coca-Cola Enterprises, Inc................................................................  4,123,613
                          (Bottles and distributes Coca-Cola soft drinks across the world)

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                      Common Stocks (95.0%)                                                                      Market Value
====================================================================================================================================
Consumer Staples (12.9%) - continued
------------------------------------
  250,000                   Comcast Corporation ....................................................................    $ 3,937,500
                            (International communications company)

  126,000                   Evergreen Media Corporation* ...........................................................      4,079,250
                            (Owns and operates 34 radio stations in 13 markets)

  240,000                   Flowers Industries, Inc. ...............................................................      5,850,000
                            (Produces and sells baked goods, snacks and convenience foods)

  267,000                   General Nutrition Companies, Inc.* .....................................................      5,740,500
                            (Retails vitamin, mineral and sports nutrition supplements and other health products)

  130,000                   Lone Star Steakhouse & Saloon*..........................................................      2,567,500
                            (Operates and franchises food service stores)

  129,500                   Manpower Inc. ..........................................................................      5,196,188
                            (Provides temporary and permanent placement services and training)

   70,000                   Newell Company .........................................................................      2,450,000
                            (Manufactures and markets high-volume staple consumer products)

  160,000                   Outback Steakhouse, Inc.* ..............................................................      3,140,000
                            (Operates 272 full-service restaurants)

   75,000                   Regal Cinemas, Inc.*....................................................................      2,043,750
                            (Operates 125 multi-screen theaters with an aggregate of 972 throughout the U.S.)

   97,000                   Rite Aid Corporation  ..................................................................      4,462,000
                            (Operates a national chain of approximately 3,500 drugstores in 26 Eastern states)

  197,500                   USA Detergents, Inc.* ..................................................................      2,246,562
                            (Manufactures and markets laundry and household cleaning products)
                                                                                               -------------------------------------
                                                                                               Total Consumer Staples    59,923,113
                                                                                               =====================================
Energy (7.2%)
-------------
  175,000                   Belco Oil & Gas Corporation* ...........................................................      3,543,750
                            (Explores for, develops and produces natural gas and oil)

  111,000                   ENSCO International, Inc.* .............................................................      5,272,500
                            (Its subsidiaries provide a variety of services to the international petroleum industry)

  240,000                   Hugoton Energy Corporation* ............................................................      2,610,000
                            (Develops, produces, acquires and explores for natural gas and oil in Hugoton Field)

  241,000                   Marine Drilling Companies, Inc.* .......................................................      3,795,750
                            (Provides offshore drilling services for independent and major oil and gas companies)

  135,000                   Petroleum Geo-Services ASA ADR* ........................................................      5,197,500
                            (Acquires and markets marine data)

   75,000                   Reading & Bates Corporation* ...........................................................      1,678,125
                            (Involved in the contract drilling business)

  135,000                   Tosco Corporation ......................................................................      3,999,375
                            (Independent refiner and marketer of petroleum products in the United States)

  118,000                   Ultramar Diamond Shamrock Corporation ..................................................      3,790,750
                            (Independent refining and marketing company in North America)

  120,000                   United Meridian Corporation* ...........................................................      3,405,000
                            (Acquires, exploits, develops and explores oil and natural gas resources)
                                                                                               ------------------------------------
                                                                                               Total Energy              33,292,750
                                                                                               ====================================

Financials (12.8%)
------------------
  120,000                   AFLAC, Inc.  ...........................................................................      5,160,000
                            (Through its subsidiaries, writes mainly individual supplemental health insurance)

   80,000                   AMBAC, Inc. ............................................................................      5,180,000
                            (Provides financial guarantee insurance, investment and financial products)

  200,000                   Ambassador Apartments, Inc. ............................................................      4,875,000
                            (Self-administered and self-managed real estate investment trust)

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                      Common Stocks (95.0%)                                                                       Market Value
====================================================================================================================================
Financials (12.8%) - continued
------------------------------
  10,000                    Astoria Financial Corporation ..........................................................    $   381,250
                            (Specializes in single-family residential mortgage lending)

 149,500                    CapMAC Holdings Inc. ...................................................................      3,887,000
                            (Provides financial guaranty insurance through its subsidiary CapMAC)

 118,500                    Charles Schwab Corporation .............................................................      4,340,062
                            (Financial services firm)

 110,000                    CMAC Investment Corporation ............................................................      4,180,000
                            (Provides private mortgage insurance coverage)

 114,000                    Conseco Inc. ...........................................................................      4,716,750
                            (Financial services holding company)

 120,000                    Credit Acceptance Corporation* .........................................................      1,297,500
                            (Provides funding, receivables management and collection sales training to auto dealers)

  88,000                    Franklin Resources Inc. ................................................................      5,203,000
                            (Operates mutual funds)

 175,000                    Peoples Heritage Financial Group, Inc. .................................................      5,490,625
                            (Multi-bank holding company with 61 banking offices throughout Maine)

  72,000                    The PMI Group, Inc. ....................................................................      3,681,000
                            (Provides private mortgage insurance coverage)

  57,500                    State Street Corporation  ..............................................................      4,528,125
                            (Servicer of institutional investors and manager of financial assets worldwide)

 104,500                    SunAmerica, Inc. .......................................................................      4,807,000
                            (Financial services company specializing in retirement savings products and services)

  45,000                    Vesta Insurance Group, Inc. ............................................................      1,878,750
                            (Holding company offering treaty reinsurance and primary insurance on selected risks)
                                                                                        -------------------------------------------
                                                                                        Total Financials                 59,606,062
                                                                                        ===========================================

Health Care (11.1%)
-------------------
 106,000                    AmeriSource Health Corporation* ........................................................      4,730,250
                            (Wholesale distributor of pharmaceuticals)

 114,000                    Biochem Pharma, Inc.*...................................................................      2,050,210
                            (Canadian pharmaceutical company)

  70,000                    Biogen, Inc.* ..........................................................................      2,240,000
                            (Develops and manufactures drugs for human health care through genetic engineering)

  50,000                    Cephalon, Inc.* ........................................................................        837,500
                            (Develops products to treat neurological diseases and disorders)

  60,000                    Dura Pharmaceuticals, Inc.*  ...........................................................      1,740,000
                            (Develops and markets prescription pharmaceutical products for respiratory conditions)

 195,000                    Genzyme Corporation* ...................................................................      4,509,375
                            (Researches and develops biopharmaceuticals for cartilage damage)

 110,000                    Healthsource, Inc.* ....................................................................      2,310,000
                            (Owns and manages health maintenance organizations)

 237,000                    HEALTHSOUTH Corporation*  ..............................................................      4,680,750
                            (Offers rehabilitation services for disabled patients)

 140,000                    Heartport, Inc.* .......................................................................      3,587,500
                            (Develops proprietary systems and procedures for cardiac surgeons)

 130,000                    Idexx Laboratories, Inc.* ..............................................................      1,690,000
                            (Develops and manufactures biotechnology-based detection systems)

 110,000                    Lincare Holdings, Inc.* ................................................................      4,317,500
                            (Provides oxygen and other respiratory therapy services to in-home patients)

 150,000                    MedPartners/Mullikin, Inc.*  ...........................................................      2,737,500
                            (Develops, consolidates and manages integrated healthcare delivery systems)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30,
                             1997

Shares                      Common Stocks (95.0%)                                                                      Market Value
====================================================================================================================================
Health Care (11.1%) - continued
-------------------------------
   55,000                   Oxford Health Plans, Inc.* .............................................................    $ 3,623,125
                            (Managed care company providing health benefit plans)

   67,000                   PacifiCare Health Systems Inc.* ........................................................      5,376,750
                            (Provides health care systems)

  125,000                   Vencor, Inc.* ..........................................................................      5,203,125
                            (Provides long-term hospital care to patients dependent on life support systems)

  130,000                   Ventritex, Inc.* .......................................................................      2,096,250
                            (Involved in the design, development, production and sale of implantable defibrillators)
                                                                                                -----------------------------------
                                                                                                Total Health Care        51,729,835
                                                                                                ===================================

Technology (15.2%)
-----------------
  242,500                   ABR Information Services, Inc.*.........................................................      4,880,312
                            (Provides benefits administration, compliance and information services to employers)

   95,000                   ADC Telecommunications, Inc.*  .........................................................      2,481,875
                            (Develops, manufactures and markets a variety of transmission and networking systems)

   80,000                   Adobe Systems, Inc. ....................................................................      3,130,000
                            (Develops, markets and supports computer software products and technologies)

   70,000                   Adtran, Inc.* ..........................................................................      2,073,750
                            (Designs, develops, produces, markets and services digital transmission products)

  130,000                   Andrew Corporation* ....................................................................      3,217,500
                            (International supplier of communication systems equipment and services)

  130,000                   Black Box Corporation* .................................................................      3,071,250
                            (Provides communications, networking and connectivity solutions to businesses)

  115,000                   Cascade Communications Corporation*  ...................................................      3,622,500
                            (Designs, develops and maintains a line of multi-service wide network switches)

  210,000                   Data General Corporation* ..............................................................      3,937,500
                            (Designs, manufactures and sells computer and communication systems)

  200,000                   DSP Communications, Inc.* ..............................................................      1,587,500
                            (Develops integrated, low-power chip sets for wireless communications applications)

  100,000                   ECI Telecommunications Limited Designs .................................................      2,187,500
                            (Develops, manufactures and markets digital telecommunications equipment)

  130,000                   Fiserv, Inc.* ..........................................................................      4,907,500
                            (Provides data processing and management systems)

  135,000                   Glenayre Technologies, Inc.* ...........................................................      1,333,125
                            (Manufactures telecommunications equipment and software)

   97,500                   HBO & Company  .........................................................................      5,216,250
                            (Designs and sells computerized information systems to the health care industry)

  155,000                   Kent Electronics Corp.* ................................................................      3,875,000
                            (Specializes in the distribution of electronic connectors, wire and cable components)

  100,000                   Linear Technology Corp. ................................................................      5,025,000
                            (Manufactures linear integrated circuits)

  175,000                   LSI Logic Corporation*  ................................................................      6,693,750
                            (Designs, makes, markets and provides service for circuits and graphic boards)

   75,000                   Millicom International Cellular S.A.* ..................................................      3,412,500
                            (Develops and operates cellular telephone networks)

  320,000                   Network General Corporation* ...........................................................      4,400,000
                            (Designs, manufactures and sells software-based LAN and WAN analysis tools)

   95,000                   Sterling Commerce, Inc.* ...............................................................      2,458,125
                            (Global provider of electronic commerce software products and network services)


The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Mid Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares          Common Stocks (95.0%)                                                                  Market Value
============================================================================================================================
Technology (15.2%) - continued
 ..............................
    150,000     Structural Dynamics Research Corporation* ..........................................    $ 3,187,500
                (Supplies mechanical design automation software and engineering services)
                                                                ------------------------------------------------------------
                                                                Total Technology                         70,698,437
                                                                ============================================================
Transportation (2.5%)
 ....................
     25,000     ASA Holdings, Inc...................................................................        531,250
                (Regional air carrier offering service to 55 markets)
    220,000     Comair Holdings, Inc................................................................      4,647,500
                (Holding company for Comair, Inc., a U.S. air carrier)
    160,000     Landstar Systems, Inc.*.............................................................      4,100,000
                (Provides a wide range of transportation services)
     75,000     Royal Caribbean Cruise Lines........................................................      2,390,625
                (Offers passenger cruises that specialize in the Caribbean and North American markets)
                                                                ------------------------------------------------------------
                                                                Total Transportation                     11,669,375
                                                                ============================================================
Utilities (6.6%)
 ...............
     87,500     AES Corporation*....................................................................      5,709,375
                (Develops, owns and operates independent electric power generation facilities)
    194,000     Allegheny Power System, Inc.........................................................      5,092,500
                (Electric utility holding company with direct and indirect subsidies)
    177,000     CMS Energy Corporation..............................................................      5,619,750
                (Distributes electricity and natural gas throughout Michigan)
     62,000     El Paso Natural Gas Company.........................................................      3,603,750
                (Operates natural gas transmission systems serving the Southwestern U.S.)
    160,000     Pinnacle West Capital Corporation...................................................      4,560,000
                (Utility holding company for Arizona Public Service Company)
    156,700     Public Service Company of Colorado..................................................      6,072,125
                (Provides electric and natural gas service to customers in the Denver area)
                                                                ------------------------------------------------------------
                                                                Total Utilities                          30,657,500
                                                                ============================================================

                                                                ------------------------------------------------------------
                                                                Total Common Stocks
                                                                (cost basis $443,340,788)               442,441,310
                                                                ============================================================


Par Value       Short-Term  Variable Rate Obligations (5.0%)
============================================================================================================================
$ 2,089,091     American Family Insurance Company **................................................      2,089,091

  1,600,000     Aristar, Inc., 5.57%, 5/13/1997.....................................................      1,597,029

  2,300,000     Merrill Lynch & Co., Inc., 5.60%, 5/1/1997..........................................      2,300,000

 12,500,000     Philip Morris, 5.00%, 5/7/1997......................................................     12,488,542

  4,600,000     Transamerica Finance Corporation, 5.49%, 5/2/1997...................................      4,599,299

    165,381     Wisconsin Electric Power Company **.................................................        165,381

                                                                ------------------------------------------------------------
                                                                Total Short-Term Variable Rate Obligations
                                                                (amortized cost basis $23,239,342)       23,239,342
                                                                ============================================================

                                                                ------------------------------------------------------------
                                                                TOTAL INVESTMENTS (100.0%)
                                                                (amortized cost basis $466,580,130)     $465,680,652
                                                                ============================================================

*Non-income producing security
**Variable rate demand notes

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Small Cap Stock Fund  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

     The Fund Seeks: Long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks, of small companies.

     The Fund Is: A diversified portfolio of small company common stocks and convertible securities. The Fund may also invest in fixed-income securities and cash equivalents under appropriate conditions.

Shares                     Common Stocks (95.6%)                                                                       Market Value
====================================================================================================================================
Basic Materials (3.2%)
----------------------
  15,000                   Cambrex Corporation .....................................................................    $  508,125
                           (Manufactures and markets a broad line of specialty chemicals)

   9,333                   Delta & Pine Land Company ...............................................................       233,325
                           (Breeds, produces and markets hybrid seed)

  10,000                   Gibraltar Steel Corporation*.............................................................       245,000
                           (Produces cold-rolled strip steel products for industrial applications)

  22,000                   Northland Cranberries, Inc. .............................................................       253,000
                           (Grows cranberries through its properties in Wisconsin and Massachusetts)

  16,000                   Steel Dynamics, Inc.* ...................................................................       312,000
                           (Owns and operates a new flat-rolled steel mini-mill)

                                                                                ----------------------------------------------------
                                                                                Total Basic Materials                    1,551,450
                                                                                ====================================================

Capital Goods (13.2%)
---------------------
   4,000                   Applied Power, Inc. .....................................................................       169,500
                           (Provides tools, equipment, systems and consumable items to a variety of end users)

   5,000                   Belden, Inc. ............................................................................       153,750
                           (Designs, manufactures and markets wire, cable and cord products)

   2,000                   Culligan Water Technologies, Inc.* ......................................................        81,750
                           (Manufactures and distributes products that purify and treat water)

  40,000                   Cuno Incorporated* ......................................................................       555,000
                           (Designs, manufactures and markets a line of liquid and gas filtration products)

  35,000                   Farr Company* ...........................................................................       420,000
                           (Designs and manufactures filtration equipment)

  10,000                   Harman International Industries, Inc. ...................................................       382,500
                           (Designs and manufactures high fidelity audio and video components)

  25,000                   Integrated Process Equipment Corp.* .....................................................       340,625
                           (Develops and supplies semiconductor processing equipment)

  22,000                   Kemet Corporation* ......................................................................       429,000
                           (Manufactures and supplies solid tantalum and multi-layered ceramic capacitors)

   8,000                   Kuhlman Corporation .....................................................................       202,000
                           (Manufactures and markets transformers, electrical wire and cable and spring products)

  20,000                   Memtec Ltd. .............................................................................       462,500
                           (Researches, develops and produces membrane products)

  24,000                   Rohr Industries, Inc.* ..................................................................       375,000
                           (Manufactures nacelle systems, components and pylons for jet engines)

   9,000                   Sanmina Corporation* ...................................................................        450,000
                           (Manufactures custom-designed backplane assemblies, sub-assemblies and circuit boards)

   5,000                   SCI Systems, Inc.* ......................................................................       308,750
                           (Has operations in the electronic equipment industry)

   9,500                   Superior Services, Inc.* ................................................................       209,000
                           (Provides solid waste collection, transfer, recycling and disposal)

  25,000                   Tetra Tech, Inc.* .......................................................................       356,250
                           (Provides environmental engineering and consulting services)



The accompanying notes to the financial statements are an integral part of this schedule.


The AAL Small Cap Stock Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Shares                  Common Stocks (95.6%)                                                                         Market Value
==================================================================================================================================
Capital Goods (13.2%) - continued
---------------------------------
      18,000            Tower Automotive, Inc.*.....................................................................  $  666,000
                       (Designs and produces high-quality, engineered metal stampings and assemblies)
      22,000            Tracor, Inc.*...............................................................................     478,500
                       (Designs, manufactures and markets defense electronic and avionics systems)
      24,000            Wabash National Corporation.................................................................     429,000
                       (Designs, manufactures and markets truck trailers)
                                                                                        ----------------------------------------
                                                                                        Total Capital Goods.........   6,469,125
                                                                                        ========================================
Consumer Cyclicals (17.1%)
--------------------------
      25,000            Abercrombie & Fitch Company*................................................................     365,625
                       (Retails casual apparel for men and women approximately 15 to 50 years of age)
       8,000            Acxiom Corporation*.........................................................................     105,000
                       (Provides data processing and related computer-based services and software products)
       3,000            Catalina Marketing Corporation*.............................................................      94,500
                       (Provides cost-effective methods of implementing targeted consumer marketing strategy)
      25,000            Claire's Stores, Inc........................................................................     478,125
                       (A retailer specializing in fashion accessories for girls and women)
      14,000            CompUSA, Inc.*..............................................................................     269,500
                       (Operates retail computer stores under the "CompUSA" name throughout the U.S.)
       5,000            DeVry, Inc.*................................................................................     110,000
                       (Owns and manages higher education systems throughout North America)
       5,000            Dollar Tree Stores, Inc.....................................................................     197,500
                       (Operates discount variety stores which offer merchandise at the $1.00 price point)
      16,000            Dura Automotive Services, Inc...............................................................     432,000
                       (Designs and manufactures mechanical assemblies and systems for the auto industry)
      19,000            Forrester Research, Inc.*...................................................................     346,750
                       (Offers products and services to help clients assess the effect of technology on businesses)
      22,000            K2, Inc.*...................................................................................     574,750
                       (Designs, manufactures and markets brand-name sporting goods)
      10,000            Lazare Kaplan International, Inc.*..........................................................     136,250
                       (Cuts, polishes and sells ideally proportioned diamonds)
       5,000            Nautica Enterprises, Inc.*..................................................................     110,625
                       (Designs, manufactures and sells men's activewear, sportswear, outerwear and furnishings)
      15,000            O'Reilly Automotive, Inc.*..................................................................     525,000
                       (A specialty retailer and supplier of automotive parts, tools, supplies and accessories)
      21,000            Outdoor Systems, Inc.*......................................................................     582,750
                       (Outdoor advertising company)
       9,000            Primark Corporation*........................................................................     164,250
                       (Through subsidiaries, offers global information technology solutions)
      30,000            RockShox, Inc.*.............................................................................     451,875
                       (Manufactures high performance bicycle suspension products)
      30,000            Strattec Security Corporation*..............................................................     502,500
                       (Designs, develops, manufactures and markets automotive locks)
      20,000            The North Face, Inc.*.......................................................................     282,500
                       (Designs and distributes "The North Face" brand outerwear, skiwear, sportswear)
      25,000            The Sports Authority, Inc.*.................................................................     443,750
                       (Operates large sporting goods stores in the United States and Canada)
      20,000            Universal Outdoor Holdings, Inc.*...........................................................     545,000
                       (Outdoor advertising company)
      23,000            US Office Products Company*.................................................................     586,500
                       (Supplies office products to corporate, commercial and industrial customers)
      30,000            Vans, Inc.*.................................................................................     288,750
                       (Designs, manufactures and distributes a collection of casual and active-casual footwear)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                        Common Stocks (95.6%)                                                                    Market Value
====================================================================================================================================
Consumer Cyclicals (17.1%) - continued
--------------------------------------
      15,000                  Wet Seal, Inc.* ......................................................................   $   371,250
                              (A specialty retailer of moderately priced casual apparel for young women)

      13,000                  Williams-Sonoma Inc.* ................................................................       403,000
                              (Retails cookware, home furnishings and garden accessories)
                                                                                  ------------------------------------------------
                                                                                  Total Consumer Cyclicals               8,367,750
                                                                                  ================================================

Consumer Staples (7.4%)
-----------------------
      18,000                  Alternative Resource Corporation* ....................................................       261,000
                              (Provides technical personnel who specialize in information services)

      45,000                  Apple South, Inc. ....................................................................       585,000
                              (Operates 264 full-service, casual dining restaurants and 10 fast-food chains)

      17,000                  Dominick's Supermarkets, Inc.* .......................................................       348,500
                              (Operates 97 supermarket stores in the Chicago Metropolitan area)

      20,000                  Evergreen Media Corporation*  ........................................................       647,500
                              (Owns and operates 34 radio stations in 13 markets)

      25,000                  Guest Supply, Inc.*  .................................................................       237,500
                              (Supplies disposable housekeeping products, room accessories and personal care amenities)

      10,000                  Rainforest Cafe, Inc.*................................................................       238,750
                              (Develops, owns and operates combination retail/restaurant facilities)

       9,000                  Richfood Holdings, Inc. ..............................................................       183,375
                              (Wholesale food distributor)

      17,000                  SFX Broadcasting Inc.* ...............................................................       535,500
                              (Owns and operates or provides services to approximately 80 radio stations in the U.S.)

      40,000                  SOS Staffing Services, Inc.*  ........................................................       470,000
                              (Provides temporary staffing services)

      10,000                  USA Detergents, Inc.*  ...............................................................       113,750
                              (Manufactures and markets laundry and household cleaning products)
                                                                                  ------------------------------------------------
                                                                                  Total Consumer Staples                 3,620,875
                                                                                  ================================================

Energy (5.7%)
-------------
      23,000                  Belco Oil & Gas Corporation* .........................................................       465,750
                              (Explores for, develops and produces natural gas and oil)

       4,000                  Camco International, Inc. ............................................................       177,500
                              (Provides oilfield equipment and services for a number of specialty applications)

      40,000                  Hugoton Energy Corporation*  .........................................................       435,000
                              (Develops, produces, acquires and explores for natural gas and oil in Hugoton Field)

      20,000                  Noble Drilling Corporation*  .........................................................       347,500
                              (A drilling contractor providing offshore and onshore contract drilling services)

      12,000                  Petroleum Geo-Services ASA ADR*  .....................................................       462,000
                              (Acquires and markets marine data)

      12,000                  Pride Petroleum Services, Inc.*  .....................................................       207,000
                              (Provides rigs and crews to oil and gas exploration and production companies)

      25,000                  Tuboscope Vetco International Corporation* ...........................................       350,000
                              (Provides oilfield services to the international petroleum industry)

      13,000                  United Meridian Corporation* .........................................................       368,875
                              (Acquires, exploits, develops and explores oil and natural gas resources)
                                                                                  ------------------------------------------------
                                                                                  Total Energy                           2,813,625
                                                                                  ================================================

Financials (9.1%)
-----------------
       5,000                  Alex Brown, Inc. .....................................................................       321,875
                              (Operates through its subsidiary, Alex. Brown & Sons, Inc., an investment banking firm)

      27,000                  Ambassador Apartments, Inc.  .........................................................       658,125
                              (Self-administered and self-managed real estate investment trust)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares               Common Stocks (95.6%)                                                                       Market Value
====================================================================================================================================
Financials (9.1%) - continued
-----------------------------
  10,000             Bank United Corp. .......................................................................   $  305,000
                     (Through its subsidiary, Bank United, provides financial services)

   7,000             Charter One Financial, Inc. .............................................................      311,500
                     (A holding company for Charter One Bank, a federal savings bank in Ohio)

   6,000             CMAC Investment Corporation .............................................................      228,000
                     (Provides private mortgage insurance coverage)

  15,000             First Financial Corporation .............................................................      395,625
                     (A savings and loan holding company)

  20,000             Peoples Heritage Financial Group, Inc.  .................................................      627,500
                     (Multi-bank holding company with 61 banking offices throughout Maine)

  30,000             Risk Capital Holdings, Inc.*  ...........................................................      570,000
                     (Provides reinsurance services)

   5,000             TCF Financial Corporation  ..............................................................      204,375
                     (A stock savings bank holding company)

  16,000             Texas Regional Bancshares, Inc. .........................................................      544,000
                     (Bank holding company whose subsidiary conducts commercial banking services)

   7,000             Vesta Insurance Group, Inc. .............................................................      292,250
                     (A holding company offering treaty reinsurance and primary insurance on selected risks)
                                                                                  --------------------------------------------------
                                                                                  Total Financials                4,458,250
                                                                                  ==================================================
Health Care (13.4%)
-------------------
  50,000             American Oncology Resources, Inc.*  .....................................................      443,750
                     (Provides comprehensive management services to 12 oncology practices in nine states)

  10,000             AmeriSource Health Corporation* .........................................................      446,250
                     (Wholesale distributor of pharmaceuticals)

  10,000             Amylin Pharmaceuticals, Inc.* ...........................................................      102,500
                     (Performs research for and develops novel therapeutic products based on amylin)

  12,000             Biochem Pharma, Inc.*  ..................................................................      215,812
                     (Canadian pharmaceutical company)

  18,000             Cephalon, Inc.* .........................................................................      301,500
                     (Develops products to treat neurological diseases and disorders)

  15,000             Dura Pharmaceuticals, Inc.*  ............................................................      435,000
                     (Develops and markets prescription pharmaceutical products for respiratory conditions)

  30,000             Endosonics Corporation*  ................................................................      262,500
                     (Develops, produces and sells imaging catheters and ultrasound imaging systems)

  25,000             FPA Medical Management, Inc.* ...........................................................      406,250
                     (Provides regional health care management services)

   8,000             Idexx Laboratories, Inc.*  ..............................................................      104,000
                     (Develops and manufactures biotechnology-based detection systems)

   5,000             Lincare Holdings, Inc.*  ................................................................      196,250
                     (Provides oxygen and other respiratory therapy services to in-home patients)

  26,000             Martek Biosciences Corporation*  ........................................................      380,250
                     (Produces nutritional supplements, drug design tools, diagnostics and pharmaceuticals)

  35,000             Meridian Diagnostics, Inc. ..............................................................      249,375
                     (Produces a variety of diagnostic test kits, reagents and related products)

  30,000             Neurex Corporation* .....................................................................      330,000
                     (Develops products primarily for the treatment of cardiorenal and neurological diseases)

  12,000             Omnicare, Inc. ..........................................................................      292,500
                     (Provides pharmacy services to long-term care institutions)

  14,000             Pharmaceutical Product Development, Inc.*  ..............................................      234,500
                     (Provides integrated product development services to pharmaceutical companies)

  11,000             PhyCor, Inc.*  ..........................................................................      292,875
                     (Operates multi-specialty medical clinics)

The accompanying notes to the financial statements are an integral part of this schedule.



The AAL Small Cap Stock Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Shares          Common Stocks (95.6%)                                                                      Market Value
=======================================================================================================================
Health Care (13.4%) - continued
-------------------------------
      23,000    Physio-Control International Corporation*................................................... $  287,500
                (Manufactures cardiac defibrillator and vital sign assessment devices)

      11,000    Protein Design Labs, Inc.*..................................................................    276,375
                (Develops human and humanized antibodies and other novel proteins)

       8,000    Renal Treatment Centers, Inc.*..............................................................    173,000
                (Provides dialysis treatments to patients suffering from chronic kidney failure)

       6,000    Sola International, Inc.*...................................................................    150,000
                (Designs, manufactures and distributes eyeglass lenses)

      10,000    Steris Corporation*.........................................................................    327,500
                (Develops, manufactures and markets infection prevention and surgical support systems)

       7,000    Sybron International Corporation*...........................................................    232,750
                (Designs, manufactures and markets laboratory, orthodontic and dental supply products)

      20,000    UroCor, Inc.*...............................................................................    185,000
                (Provides diagnostic services for certain urological cancers and diseases)

      10,000    Vivra, Inc.*................................................................................    258,750
                (Provides dialysis services)

                                                                -------------------------------------------------------
                                                                Total Health Care                             6,584,187
                                                                =======================================================
Technology (19.8%)
------------------
       9,000    Adtran, Inc.*...............................................................................    266,625
                (Designs, develops, produces, markets and services digital transmission products)

      30,000    Allen Telecom, Inc.*........................................................................    517,500
                (A supplier to the worldwide two-way wireless communications marketplace)

       5,000    Aspect Telecommunications Inc.*.............................................................     88,750
                (Develops, manufactures and supports application-specific telecommunications systems)

      20,000    BISYS Group, Inc.*..........................................................................    640,000
                (Provides information processing, loan servicing and recordkeeping services)

      15,000    Black Box Corporation*......................................................................    354,375
                (Provides communications, networking and connectivity solutions to businesses)

       6,000    BMC Industries, Inc.*.......................................................................    174,000
                (Manufactures precision imaged and optical products)

      15,000    Check Point Software Technologies, Ltd.*....................................................    354,375
                (Develops, markets and supports network security software products)

      13,000    CSG Systems International, Inc.*............................................................    230,750
                (Provides customer management solutions for the communications markets)

      20,000    Data General Corporation*...................................................................    375,000
                (Designs, manufactures and sells computer and communication systems)

       6,000    Dialogic Corporation*.......................................................................    118,500
                (Provides hardware and software signal computing components)

      15,000    Digital Link Corporation*...................................................................    230,625
                (Designs, manufactures, markets and services high-speed digital products)

      30,000    DSP Communications, Inc.*...................................................................    238,125
                (Develops integrated, low-power chip sets for wireless communications applications)

      10,000    Electronic Arts, Inc.*......................................................................    241,250
                (Develops, markets and distributes interactive entertainment software)

      16,000    HCIA, Inc.*.................................................................................    330,000
                (Develops and markets integrated clinical and financial information systems and products)

       3,000    HNCSoftware, Inc.*..........................................................................     79,500
                (Develops, markets and supports client-server software solutions)

      22,000    Hyperion Software Corporation*..............................................................    357,500
                (Develops and markets computer software)

      35,000    Industri-Matematik International Corp.*.....................................................    323,750
                (Develops client-server application software)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund - continued  SCHEDULE OF INVESTMENTS AS OF
                                          APRIL 30, 1997

Shares          Common Stocks (95.6%)                                                                    Market Value
============================================================================================================================
Technology (19.8%) - continued
------------------------------
     17,000     Inso Corporation*........................................................................  $  357,000
                (Develops and markets software tools globally)
     20,000     Kent Electronics Corp.*..................................................................     500,000
                (Specializes in the distribution of electronic connectors, wire and cable components)
      3,000     Lattice Semiconductor Corporation*.......................................................     167,625
                (Designs, develops and markets high-speed programmable logic devices)
     25,000     May & Speh, Inc.*........................................................................     184,375
                (Provides computer-based direct marketing information management services)
      6,000     Microchip Technology, Inc.*..............................................................     187,500
                (A supplier of field programmable 8-bit microcontrollers)
     22,000     Molecular Dynamics, Inc.*................................................................     272,250
                (A supplier of integrated instrumentation, software and reagent systems)
     30,000     Network General Corporation*.............................................................     412,500
                (Designs, manufactures and sells software-based LAN and WAN analysis tools)
      3,000     Novellus Systems, Inc.*..................................................................     173,250
                (Designs, makes and sells Chemical Vapor Deposition wafer process equipment)
     10,000     Perceptron, Inc.*........................................................................     282,500
                (Develops, manufactures and markets three-dimensional, non-contact sensing systems)
      6,000     Read-Rite Corporation*...................................................................     155,250
                (Manufactures recording heads, head gimbal assemblies and head stack assemblies)
     20,000     Sierra Semiconductor Corporation*........................................................     337,500
                (Supplies high-performance mixed signal integrated circuits)
     13,000     Sipex Corporation*.......................................................................     312,000
                (Manufactures, markets and sells analog integrated circuits)
     20,000     Stanford Telecommunications, Inc.*.......................................................     295,000
                (Designs, manufactures and operates electronic systems primarily for aerospace programs)
     20,000     Structural Dynamics Research Corporation*................................................     425,000
                (Supplies mechanical design automation software and engineering services)
     40,000     Sync Research, Inc.*.....................................................................     116,248
                (Wide area network (WAN) access company)
     10,000     Synopsys, Inc.*..........................................................................     318,750
                (Develops and markets computer software)
     20,000     Transition Systems, Inc.*................................................................     240,000
                (Provides integrated clinical and financial decision support systems for hospitals)
                                                                ------------------------------------------------------------
                                                                Total Technology                            9,657,373
                                                                ============================================================

Transportation (4.1%)
---------------------
     21,000     Comair Holdings, Inc.....................................................................     443,625
                (Holding company for Comair, Inc., a U.S. air carrier)
     20,000     Heartland Express, Inc.*.................................................................     432,500
                (Irregular route motor freight carrier)
     10,000     Knight Transportation, Inc.*.............................................................     217,500
                (Transports consumer goods, food, beverage containers and commodities)
     12,000     Landstar Systems, Inc.*..................................................................     307,500
                (Provides a wide range of transportation services)
     30,000     Mesa Airlines, Inc.*.....................................................................     159,375
                (Provides scheduled commuter flights to 30 states plus the District of Columbia)
     15,000     Swift Transportation Co., Inc.*..........................................................     427,500
                (Regional truckload carrier operating throughout the Western and Eastern U.S.)
                                                                ------------------------------------------------------------
                                                                Total Transportation                        1,988,000
                                                                ============================================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund - continued  SCHEDULE OF INVESTMENTS AS OF
                                          APRIL 30, 1997

Shares          Common Stocks (95.6%)                                                                     Market Value
============================================================================================================================
Utilities (2.6%)
 ...............
      5,000     CILCORP, Inc............................................................................    $  193,125
                (Through its subsidiary, Central Illinois Light Company, provides electric and gas service)
     15,000     Interstate Power Company*...............................................................       429,375
                (An electric and gas utility)
      4,000     KN Energy, Inc..........................................................................       149,000
                (A natural gas services company)
     18,000     Sierra Pacific Resources................................................................       510,750
                (A holding company that operates regulated electric, gas and water utilities)
                                                                ------------------------------------------------------------
                                                                Total Utilities                              1,282,250
                                                                ============================================================

                                                                ------------------------------------------------------------
                                                                Total Common Stocks
                                                                (cost basis $50,079,504)                    46,792,885
                                                                ============================================================

Par Value       Short-Term Variable Rate Obligations (4.4%)
========================================================================================================
 $1,002,645     American Family Insurance Company **....................................................     1,002,645
  1,176,338     Wisconsin Electric Power Company **.....................................................     1,176,338

                                                      ----------------------------------------------------------------------
                                                      Total Short-Term Variable Rate Obligations
                                                      (amortized cost basis $2,178,983)                      2,178,983
                                                      ======================================================================

                                                      ----------------------------------------------------------------------
                                                      TOTAL INVESTMENTS (100.0%)
                                                      (amortized cost basis $52,258,487)                   $48,971,868
                                                      ======================================================================

* Non-income producing security
**Variable rate demand notes

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

    The Fund Seeks: Long-term capital growth by investing in foreign securities.

    The Fund Is: A diversified portfolio of foreign stocks in at least three different countries not including the United States. The Fund also may invest up to 20% of its assets in bonds under appropriate conditions.

Shares          Common Stocks (72.8%)                                              Industry              Market Value
============================================================================================================================
Argentina (1.0%)
 ...............
     87,500     Cresud SA........................................................  Food & Agriculture      $  162,799
                (Argentine Farm Company)
     65,864     IRSA Inversiones y Representaciones SA...........................  Real Estate                231,911
                (Invests in and develops industrial, commercial and
                residential real estate)
    454,629     Ledesma S.A.I.C..................................................  Food & Agriculture         491,147
                (Produces and sells sugar, alcohol and fruit)
    150,000     Siderca S.A.I.C..................................................  Capital Goods              317,345
                (Manufactures and sells seamless steel pipes)
                                                                                   -----------------------------------------
                                                                                   Total Argentina          1,203,202
                                                                                   =========================================
Australia (0.5%)
 ...............
    552,570     Spotless Services Limited........................................  Commercial Services        535,595
                (Operates food catering and textile rental services)
                                                                                   -----------------------------------------
                                                                                   Total Australia            535,595
                                                                                   =========================================
Austria (1.1%)
 .............
     13,500     VAE AG...........................................................  Misc.-Manufacturing      1,305,969
                (Manufactures and sells railroad turnouts, and
                turnout components)
                                                                                   -----------------------------------------
                                                                                   Total Austria            1,305,969
                                                                                   =========================================
Belgium (0.8%)
 ..............
      5,000     Deceuninck Plastics Industries SA................................  Building Materials         965,845
                (Produces PVC windows and door profiles)
                                                                                   -----------------------------------------
                                                                                   Total Belgium              965,845
                                                                                   =========================================
Canada (2.2%)
 ............
     50,000     Canadian Pacific, Ltd............................................  Conglomerate             1,218,750
                (Interests in transportation, energy, real estate, hotels
                and telecommunications)
      5,000     Franco-Nevada Mining Corp., Ltd..................................  Gold                       232,541
                (Receives royalties from gold mines)
     50,000     Noranda, Inc.....................................................  Metals-Diversified       1,055,381
                (Produces copper and other metals and holds
                interests in oil and gas companies)
                                                                                   -----------------------------------------
                                                                                   Total Canada             2,506,672
                                                                                   =========================================
Denmark (0.8%)
 .............
     15,000     Carlsberg International A/S 'B'..................................  Food & Beverage            923,959
                (Produces and sells Carlsberg and Tuborg beers)
                                                                                   -----------------------------------------
                                                                                   Total Denmark              923,959
                                                                                   =========================================

The accompanying notes to the financial statements are an integral part of this schedule.



The AAL International Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Shares           Common Stocks (72.8%)                                                Industry                 Market Value
===========================================================================================================================
Finland (0.5%)
 ..............
  10,000         Vaisala Oy A......................................................   Technology             $   622,646
                 (Develops and manufactures electronic measurement
                 systems and equipment for meteorology)
                                                                                      ----------------------------------
                                                                                      Total Finland              622,646
                                                                                      ----------------------------------
France (9.2%)
 .............
  5,000          Compagnie Generale des Eaux.......................................   Utilities                  696,503
                 (Service group that provides municipalities with water
                 and environment services; also owns interests in real
                 estate and communications businesses)

  3,000          Conflandey SA.....................................................   Iron/Steel                 158,834
                 (Produces fine galvanized wires)

  8,500          Elf Aquitaine.....................................................   Oil-International          824,324
                 (Major integrated oil and gas company; also produces
                 chemicals and pharmaceuticals)

 15,000          Emin Leydier......................................................   Forest Products & Paper    963,796
                    (Manufactures corrugated paper and cardboard)

 20,000          Eramet............................................................   Mining                   1,010,914
                 (Involved in the refining and production of nickel,
                 special metals and steel)

  3,000          Eurafrance........................................................   Holding Company          1,296,369
                 (Financial holding company)

  4,500          FIMALAC SA........................................................   Holdings-Diversified       424,070
                 (Holding company whose subsidiaries are involved in
                 precious metals, chemicals, services, communication
                 and real estate)

  5,500          Gaumont SA........................................................   Entertainment              376,009
                 (Produces and distributes films and television
                 programming, manages theaters)

  2,707          Groupe Didot-Bottin...............................................   Publishing/Printing        395,639
                 (French holding company that conducts operations in
                 three areas: publishing and printing, distilling and cosmetics)

  4,500          Groupe NSC........................................................   Machine-Diversified        569,025
                 (Manufactures and markets textile machinery)

 10,000          Marine-Wendel SA..................................................   Holdings-Diversified     1,036,616
                 (Holding company for computer services and
                 packaging group)

  5,000          Michelin Class B..................................................   Transportation             279,372
                 (Manufactures all-purpose tires, wheels, steel cables, maps and tourist guides)

  3,250          Promodes C.I......................................................   Retail Stores              835,289
                 (Owns and operates hypermarkets, convenience
                 stores and supermarkets)

  7,500          Rougier SA........................................................   Forest Products            470,332
                 (Operates forestry concessions in Africa)

  2,355          Sabeton SA........................................................   Holding Company            305,053
                 (Investment company with interests in real estate,
                 food and agricultural businesses)

    750          Societe Sucriere de Pithiviers-le-Vieil...........................   Food & Agriculture         462,622
                 (Manufactures sugar from beets)

  2,500          Taittinger C.I....................................................   Wine & Spirits             579,134
                 (Produces and sells champagne; also owns hotels)
                                                                                      ----------------------------------
                                                                                      Total France            10,683,901
                                                                                      ----------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                             Common Stocks (72.8%)                          Industry               Market Value
======================================================================================================================
Germany (4.8%)
-------------
       1,000        Axel Springer Verlag AG.......................................  Publishing/Printing    $  831,601
                    (Publishes magazines and newspapers, provides printing
                    and advertising services and other publications)

      18,000        Bayer AG......................................................  Chemicals                 716,008
                    (Produces polymers, organic, industrial, pharmaceuticals,
                    agrochemicals and imaging technology products)

       6,000        Bertelsmann AG D.R.C..........................................  Publishing/Printing       696,466
                    (Produces and sells books, magazines and other media
                    for music, literature, TV and film)

       3,750        Buderus AG....................................................  Misc.-Manufacturing     1,764,986
                    (Manufactures a variety of heating products; also active
                    in casting, stainless steel and aircraft equipment)

      10,000        Degussa AG....................................................  Conglomerate              443,521
                    (Manufactures and produces a variety of metals; also
                    active in pharmaceuticals and specialty chemicals)

      20,000        Gerresheimer Glas AG..........................................  Manufacturing             392,700
                    (Manufactures glass beverage bottles and glass packaging
                    for food, pharmaceuticals and cosmetics)

      12,000        IVG Holding AG................................................  Real Estate               395,010
                    (Manages real estate properties and provides other
                    services including truck leasing and storage facility rental)

      10,000        SKW Trostberg AG..............................................  Building Materials        306,075
                    (Produces natural and synthetic ingredients for food
                    and cosmetics industries; also manufactures
                    specialized products for the construction industry)
                                                                                    ---------------------------------
                                                                                    Total Germany           5,546,367
                                                                                    =================================
Hong Kong (3.3%)
----------------
   7,500,000        Burwill Holdings Ltd..........................................  Distributor/Wholesale     813,271
                    (Metal division and investment division)

   3,170,015        CDL Hotels International Ltd..................................  Lodging                 1,381,114
                    (Investment holding company whose subsidiaries
                    own and operate hotels globally)

   1,000,000        Shaw Brothers Limited.........................................  Entertainment           1,013,361
                    (Involved in film production and distribution as well as
                    T.V. programming)

     650,000        South China Morning Post Holdings Corporation.................  Publishing/Printing       557,994
                    (Publishes and sells the "South China Morning Post")
                                                                                    ---------------------------------
                                                                                    Total Hong Kong         3,765,740
                                                                                    =================================
Israel (0.8%)
-------------
     296,000       Super-Sol......................................................  Retail Store              883,803
                   (Operates a chain of grocery stores and supermarkets
                   under the "Supersol" and "Hyperkol" names)
                                                                                    ---------------------------------
                                                                                    Total Israel              883,803
                                                                                    =================================
Italy (2.3%)
------------
      85,000        Avir SpA......................................................  Packaging & Container   1,035,268
                    (A holding company for a group that produces glass
                    bottles and other glass containers)

     135,000        Arnoldo Mondarori Editore SpA.................................  Publishing/Printing       785,849
                    (Second-largest publishing company in Italy)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares              Common Stocks (72.8%)                                      Industry                      Market Value
==========================================================================================================================
Italy (2.3%) - continued
------------------------
    1,250,000       Montedison SpA* (non-convertible savings share)...........  Conglomerate                   $   820,007
                    (Industrial holding company whose subsidiaries have
                    activities in chemicals, energy, agro-industrial services)
                                                                                -----------------------------------------
                                                                                Total Italy                      2,641,124
                                                                                ==========================================
Japan (17.0%)
-------------
      150,000       Aida Engineering Ltd......................................  Machine-Diversified                921,913
                    (Leading manufacturer of presses)

       50,700       Chofu Seisakusho..........................................  Machine-Diversified                798,992
                    (Manufactures air conditioners and water heaters)

      200,000       The Dai-Tokyo Fire & Marine Insurance Co., Ltd............  Insurance                          937,672
                    (Nonlife insurance company)

       45,000       Fuji Photo Film Co., Ltd. ADR.............................  Photographic Equipment           1,726,875
                    (Manufactures photographic equipment, film and
                    imaging systems)

      275,000       Hanshin Electric Railway Co., Ltd.........................  Transportation-Rail                899,259
                    (Major railway company operates the shortest line
                    among leading private railway operators)

        3,500       Hitachi, Ltd.  ADR........................................  Technology                         321,125
                    (Manufactures electronic and electrical products)

      180,000       Iino Kaiun Kaisha, Ltd....................................  Transportation/Shipping            483,650
                    (Carrier and specialized carrier operator)

       20,000       Ito-Yokado Co., Ltd.......................................  Retail Stores                      959,735
                    (Leading department and convenience store operator)

      175,000       The Koa Fire & Marine Insurance Co........................  Insurance                          820,463
                    (Medium-scale nonlife insurance company specialized
                    in auto and fire insurance)

      185,000       The Nichido Fire & Marine Insurance Co., Ltd..............  Insurance                          995,627
                    (Medium-ranking nonlife insurance firm)

       55,000       Nisshinbo Industries, Inc.................................  Textiles                           364,904
                    (Manufactures cotton fabrics and chemical and
                    synthetic fibers)

       55,000       Nittetsu Mining Co., Ltd..................................  Mining                             354,503
                    (Limestone mining company)

       30,000       Secom Co., Ltd............................................  Electronics                      1,784,729
                    (Pioneer in the security service industry)

       75,000       Shimano Inc...............................................  Bicycles                         1,264,676
                    (Major maker of bicycle parts and fishing tackle)

       85,000       Shiseido Company Ltd......................................  Cosmetics                        1,218,974
                    (Largest cosmetics producer boasting 27% market share,
                    and one of the world's Big 3)

      123,000       Shoei Co., Ltd............................................  Holding Company                    969,191
                    (Manufactures electronic parts including aluminum
                    electrolytic capacitors; also active in real estate)

       65,000       Sotoh Co., Ltd............................................  Textiles                           614,609
                    (Leading dyer-finisher of woolen fabrics)

       21,000       T. Hasegawa Co., Ltd......................................  Fragrances & Flavors               350,800
                    (Manufactures natural and synthetic fragrances
                    and flavors)

      115,000       Tachi-S Co. Limited.......................................  Auto Parts-Original Equipment    1,023,954
                    (Manufactures automobile seats)

        8,500       Toho Co., Ltd.............................................  Entertainment                    1,138,602
                    (One of the Big 4 in the movie industry)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares              Common Stocks (72.8%)                                       Industry                       Market Value
==========================================================================================================================
Japan (17.0%) - continued
      150,000       The Tokio Marine & Fire Insurance Co., Ltd................. Insurance                      $ 1,465,606
                    (Writes marine, fire and casualty, automobile and
                    allied lines of insurance)

        6,000       Tsutsumi Jewelry Co., Ltd.................................. Jewelry, Watches, Gemstones        122,449
                    (Manufacturer, wholesaler and retailer of jewelry)

       10,000       Yoshimoto Kogyo Co., Ltd................................... Entertainment                       98,495
                    (Major entertainment company)
                                                                                ------------------------------------------
                                                                                Total Japan                     19,636,803
                                                                                ==========================================
Luxembourg (1.2%)
       40,000       Minorco SA ADR............................................. Metals & Mining                    890,000
                    (Natural resources group with interests in agribusiness,
                    mining and processing metals and industrial materials)

          150       Socfinasia................................................. Food & Agriculture                 466,126
                    (Holding company that has interests in Asian rubber
                    and palm oil plantations)
                                                                                ------------------------------------------
                                                                                Total Luxembourg                 1,356,126
                                                                                ==========================================
Mexico (1.4%)
      350,000       Industrias Penoles S.A. de C.V............................. Mining                           1,641,622
                    (Explores for and markets minerals and non-ferrous
                    metals including lead, zinc and silver)
                                                                                ------------------------------------------
                                                                                Total Mexico                     1,641,622
                                                                                ==========================================
Netherlands (1.8%)
       23,500       Apothekers Cooperative OPG U.A............................. Wholesale Special                  683,974
                    (Wholesaler of pharmaceuticals in the Netherlands
                    and Belgium)

       35,000       German City Estates NV..................................... Real Estate                        477,902
                    (Netherlands-based real estate investment company
                    with commercial property located in various
                    German cities)

       18,000       Philips Electronics NV ADR................................. Electronics                        963,000
                    (Manufactures lighting products, consumer electronics,
                    home appliances, medical systems and
                    industrial electronics)
                                                                                ------------------------------------------
                                                                                Total Netherlands                2,124,876
                                                                                ==========================================
New Zealand (2.1%)
      100,000       Apple Fields Limited*...................................... Food & Agriculture                  33,287
                    (Owns and manages apple orchards and dairy farms)

      600,000       Carter Holt Harvey Limited................................. Forest Products & Paper          1,331,484
                    (Owns large forest plantations and manufactures
                    building products)

      575,000       Shortland Properties Limited............................... Real Estate                        366,852
                    (Owns real estate properties)

    1,204,825       Tasman Agriculture Limited................................. Food & Agriculture                 685,129
                    (Owns and manages large dairy farms)
                                                                                ------------------------------------------
                                                                                Total New Zealand                2,416,752
                                                                                ==========================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares             Common Stocks (72.8%)                                       Industry                Market Value
===================================================================================================================
Norway (0.6%)
-------------
    40,000         Schibsted A/S.............................................. Publishing/Printing     $   690,943
                   (Publishes newspapers and other publications in
                   Norway; has interests in local TV channels)
                                                                               -----------------------------------
                                                                               Total Norway                690,943
                                                                               ===================================
Portugal (1.1%)
---------------
    10,000         Companhia de Celulose do Caima SA.......................... Forest Products & Paper     207,200
                   (Pulp producer with paper mill operations in Portugal)

    65,000         Espirito Santo Financial Holding SA ADR.................... Financial Institutions    1,105,000
                   (Holding company for Banco Espirito Santo, a major
                   Portuguese bank)
                                                                               -----------------------------------
                                                                               Total Portugal            1,312,200
                                                                               ===================================
Singapore (2.7%)
----------------
      135,000      Clipsal Industries Ltd..................................... Electrical Equipment        529,200
                   (Manufactures and markets electrical
                   installation products)

      499,000      Intraco Ltd................................................ Holdings-Diversified        679,686
                   (Involved in international trading, industrial marketing
                   and distribution)

      115,000      Singapore Bus Service Ltd.................................. Transportation              556,593
                   (Operates bus service in Singapore)

      825,000      Thakral Corporation Ltd.................................... Manufacturing               771,375
                   (Manufactures audio, visual, telecommunication and
                   household electrical products)

      275,000      Times Publishing Ltd....................................... Publishing/Printing         608,449
                   (Publishes, prints, distributes and sells books, directories and magazines)
                                                                               -----------------------------------
                                                                               Total Singapore           3,145,303
                                                                               ===================================
South Korea (2.2%)
------------------
     13,720        Cheil Jedang Corporation................................... Food & Agriculture          676,771
                   (Korea's leading food producer)

     18,000        Dong Yang Department....................................... Retail Store                355,157
                   (Korean department store)

      7,000        Dongah Tire Industry Company............................... Transportation              478,699
                   (Manufactures tire tubes, rubber flaps and retread tires)

     48,000        LG Electronics Co., Ltd.................................... Electronics                 164,400
                   (Manufactures cordless phones and other
                   telecommunications equipment)

     20,000        LG Industrial Systems...................................... Manufacturing               349,776
                   (Industrial manufacturing company)

      3,750        Nam Yang Dairy Products Company............................ Food & Agriculture          428,811
                   (Produces dairy products with an emphasis on
                   baby formula)

      2,060        Woong Jin Publishing Company............................... Publishing/Printing         133,946
                   (Korean publishing company)
                                                                               -----------------------------------
                                                                               Total South Korea         2,587,560
                                                                               ===================================

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL International Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                      Common Stocks (72.8%)                                       Industry                    Market Value
====================================================================================================================================
Spain (0.9%)
-------------
        1,500               Corporacion Financiera Alba SA............................  Holdings-Diversified        $  154,031
                            (Industrial holdings company with interests in retail,
                            financial services and communications)
      150,000               Energia e Industrias Aragonesas SA........................  Chemicals                      913,914
                            (Fully integrated PVC producer)
                                                                                        --------------------------------------
                                                                                        Total Spain                  1,067,945
                                                                                        ======================================
Sweden (2.3%)
-------------
      50,000                AssiDoman AB..............................................  Forest Products              1,252,326
                            (Swedish forestry group)
      55,000                IRO AB....................................................  Misc.-Manufacturing            588,880
                            (Produces yarn feeders for weaving and
                            knitting machines)
      20,000                Investor AB 'B'...........................................  Investment Company             874,398
                            (Investment company)
                                                                                        --------------------------------------
                                                                                        Total Sweden                 2,715,604
                                                                                        ======================================
Switzerland (6.3%)
------------------
         200                Bank for International Settlements (U.S. tranche).......... Gold                         1,356,047
                            (The central bank of all central banks)
       5,500                Edipresse S.A. ...........................................  Publishing/Printing          1,254,242
                            (Operates printing companies and publishes
                            newspapers and magazines)
       2,250                Kuehne & Nagel International AG Bearer ...................  Transportation               1,298,018
                            (Transports freight worldwide)
         175                Lindt & Spruengli AG PC ..................................  Food & Beverages               296,932
                            (Chocolate processor and manufacturer)
       6,000                Sika Finanz AG Bearer ....................................  Building Materials           1,547,442
                            (Produces specialty products for water management)
       3,750                Societe Generale D'Affichage SA D.R.C. ...................  Advertising                  1,348,921
                            (Provides billboard advertising)
       1,155                Swissair AG D.R.C.* ......................................  Airlines                       188,136
                            (Operates an international airline for passengers and
                            freight; total ownership)

                                                                                        --------------------------------------
                                                                                        Total Switzerland            7,289,738
                                                                                        ======================================
Thailand (0.4%)
---------------
      100,000               Oriental Hotel PCL .......................................  Lodging                        447,847
                            (Operates a hotel with 394 rooms in Bangkok)
                                                                                        --------------------------------------
                                                                                        Total Thailand                 447,847
                                                                                        ======================================

United Kingdom (4.1%)
---------------------
      215,000               Antofagasta Holdings plc .................................  Holding Company              1,343,314
                            (Interests in mining, transportation, banking,
                            forestry and natural resources in Chile)
       25,000               BAA plc ..................................................  Air Transportation             206,913
                            (Operates seven airports in the United Kingdom)
      250,000               Berisford plc ............................................  Construction Products          511,198
                            (Industrial holding company involved in furniture
                            products and automotive components)
      550,000               Lonrho plc ...............................................  Conglomerate                 1,227,280
                            (Industrial holding company with many assets
                            in Africa)

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Shares             Common Stocks (72.8%)                                       Industry                 Market Value
====================================================================================================================
United Kingdom (4.1%) - continued
---------------------------------
     200,000       McBride plc..............................................   Consumer Goods           $    412,204
                   (Manufactures private label household and personal
                   care products)

     225,000       Royal Doulton plc........................................   Consumer Products           1,024,221
                   (Produces fine china, china and giftware)
                                                                               -------------------------------------
                                                                               Total United Kingdom        4,725,130
                                                                               =====================================

Miscellaneous (1.4%)
--------------------
      25,000       Banco Latinoamerican de Exportaciones SA................    Financial Institutions      1,146,875
                   (Specialized multinational bank established to finance
                   foreign trade in Latin America and the Caribbean region)

      30,000       North European Oil Royalty Trust.........................   Gas-International             408,750
                   (Holds overriding royalty rights covering gas
                   production in Germany)
                                                                               -------------------------------------
                                                                               Total Miscellaneous         1,555,625
                                                                               =====================================

                                                                               -------------------------------------
                                                                               Total Common Stocks
                                                                               (cost basis $83,083,664)   84,298,897
                                                                               =====================================

                   Preferred Stocks (7.3%)
                   =========================================================
      25,030       Cheil Jedang Corporation, South Korea....................   Conglomerate                  423,714

      15,000       Freeport-McMoran Copper & Gold, Inc......................   Gold                          470,625
                   Preferred Series Gold, United States

      28,500       Freeport-McMoran Copper & Gold, Inc......................   Silver                        523,687
                   Preferred Series Silver, United States

      35,000       Freeport-McMoran Copper & Gold, Inc......................   Gold                        1,041,250
                   Preferred Series II, United States

      12,000       Hornbach Holding AG, Germany.............................   Retail Stores                 776,161

     206,250       Independent Press Communications Ltd., New Zealand.......   Publishing/Printing         1,127,080

     100,000       Istituto Finanziario Industriale SpA.....................   Holdings-Diversified        1,203,359
                   Privileged Shares, Italy

      12,180       Korean Air Lines, South Korea............................   Airlines                       86,025

      12,000       Legrand ADP, France......................................   Electrical                  1,377,585

       8,533       LG Electronics Co., Ltd. South Korea.....................   Electronics                    44,770

       3,500       Sagem ADP, France........................................   Technology                  1,010,486

       2,800       Samsung Electronics, South Korea.........................   Electronics                    89,148

      34,620       Ssangyong Cement Industries, South Korea.................   Building Materials            224,719
                                                                               -------------------------------------
                                                                               Total Preferred Stocks
                                                                               (cost basis $8,956,530)     8,398,609
                                                                               =====================================

                                                                               -------------------------------------
                                                                               Total Equities
                                                                               (cost basis $92,040,194)   92,697,506
                                                                               =====================================

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL International Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Par Value                       Long-Term Fixed-Income Obligations (7.4%)                 Currency                   Market Value
====================================================================================================================================
Non U.S. Dollar Bonds and Notes
            500,000             Air Canada Variable Rate Perpetual Notes, 6.25%,
                                3/29/2049 ............................................... Deutsche Mark                 $179,170
            350,000             Republic of New Zealand, 10.00%, 3/15/2002............... New Zealand Dollar             264,529
            750,000             Trans Power Finance Ltd., 8.00%, 3/15/2002................New Zealand Dollar             516,002

Non U.S. Dollar Convertible Bonds
              3,500             Alcatel Alsthom, 2.50%, 1/1/2004..........................French Franc                   557,716
            350,000             BAA plc, 5.75%, 3/29/2006.................................Pound Sterling                 589,297
            350,000             Berisford, 5.00%, 1/31/2015...............................Pound Sterling                 362,098
                611             Gaumont SA, 3.75%, 1/1/2003...............................French Franc                    57,056
             11,250             Immobiliere Hoteliere, 5.00%, 1/1/2001....................French Franc                   403,445
            750,000             Intertan, Inc., 9.00%, 8/3/2000...........................Canadian Dollar                508,461
         65,000,000             Nippon Yusen Kabushiki, 2.00%, 9/29/2000..................Japanese Yen                   545,465

U.S. Dollar Bonds and Notes
         $  448,240             Federal Republic of Brazil Capitalization, 8.00%, 4/15/2014 .........................    338,421
            750,000             Federal Republic of Brazil Debt Conversion Bond, Floating Rate
                                Note, 6.5625%, 4/15/2012.............................................................    597,187
            150,000             IRSA S.A., 4.50%, 8/2/2003 ..........................................................    158,625
            485,000             Republic of Argentina Floating Rate Bond, 6.625%, 3/31/2005 .........................    444,988
          1,000,000             United Mexican States Discount Floating Rate Note A, 6.45%, 12/31/2019...............    886,250
            250,000             United Mexican States Discount Floating Rate Note B, 6.39%, 12/31/2019...............    221,563
          1,920,000             United Mexican States Oil Recovery Rights............................................          0
            250,000             Yangming Marine Transport Corporation, 2.00%, 10/6/2001..............................    284,375

U.S. Dollar Convertible Bonds
-----------------------------
            350,000             Cheil Jedang Corporation, 3.00%, 12/31/2006.........................................     423,500
            250,000             Medya International Ltd., 10.00%, 6/28/2001.........................................     200,000
          1,000,000             Scandinavian Broadcasting System SA, 7.25%, 8/1/2005................................     885,000
            150,000             Sincere Navigation Corporation, 3.75%, 5/26/2003....................................     170,250
                                                                                  ------------------------------------------------
                                                                                  Total Long-Term Fixed-
                                                                                  Income Obligations
                                                                                  (amortized cost basis $8,583,080)    8,593,398
                                                                                  ================================================
                                                                                  ------------------------------------------------
                                                                                  Total Long-Term Investments
                                                                                  (amortized cost basis $100,623,274) 101,290,904
                                                                                  ================================================

The accompanying notes to the financial statements are an integral part of this schedule.


The AAL International Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Par Value                              Commercial Paper (12.5%)                                                    Market Value
====================================================================================================================================
     $2,821,000                        American Home Products, Inc., 5.60%, 5/1/1997 ............................  $2,821,000
      1,803,000                        CSX, Inc., 5.67%, 5/7/1997 ...............................................   1,801,296
      1,785,000                        Dayton Hudson Corporation, 5.55%, 5/2/1997 ...............................   1,784,725
      1,084,000                        Louisiana Land & Exploration Company, 5.60%, 5/6/1997.....................   1,083,157
      1,943,000                        Raytheon Company, 5.67%, 5/1/1997 ........................................   1,943,000
      1,771,000                        Reynolds Metals, Inc., 5.64%, 5/5/1997....................................   1,769,890
      1,073,000                        Samsung Electronics, 5.72%, 5/16/1997 ....................................   1,070,443
      2,195,000                        Texas Instruments, Inc., 5.46%, 5/8/1997 .................................   2,192,669

                                                                         ---------------------------------------------------------
                                                                         Total Commercial Paper
                                                                         (amortized cost $14,466,180)              14,466,180
                                                                         =========================================================
                                                                         ---------------------------------------------------------
                                                                         TOTAL INVESTMENTS (100.0%)
                                                                         (amortized cost basis $115,089,454)      115,757,084
                                                                         =========================================================



The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Utilities Fund         SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

     The Fund Seeks: Current income, long-term growth of income and capital growth by investing primarily in public utilities securities.

     The Fund Is: A diversified portfolio of stocks and bonds of companies in the public utilities industry. The Fund may also invest in fixed-income investments and cash equivalents under appropriate conditions.


Shares                    Common Stocks (93.1%)                                                                      Market Value
=================================================================================================================================
Communication Services (33.7%)
          55,000          Airtouch Communications, Inc............................................................... $ 1,402,500
                          (Provides wireless telecommunications services to customers worldwide)

          52,870          Ameritech Corporation......................................................................   3,231,679
                          (Telecommunications firm serving five states in the Midwest)

          63,600          AT&T Corporation...........................................................................   2,130,600
                          (Operates domestically and internationally providing communication products and services)

          35,300          Bell Atlantic Corporation..................................................................   2,391,575
                          (Owns and operates telephone subsidiaries and provides cellular services)

          48,000          BellSouth Corporation......................................................................   2,136,000
                          (Holding company, provides telecommunications services in nine Southeastern states)

          90,000          Cable & Wireless plc ADR...................................................................   2,081,250
                          (International provider of telecommunications services in over 50 countries)

          26,000          Cincinnati Bell, Inc.......................................................................   1,456,000
                          (Provides telecommunication services and products to customers)

          66,400          Frontier Corporation.......................................................................   1,054,100
                          (Holding company, provides long distance telecommunications nationally)

          71,000          GTE Corporation............................................................................   3,257,125
                          (Provides local telephone and mobil-cellular services to customers)

          20,611          Lucent Technologies, Inc...................................................................   1,218,625
                          (Designs, develops and delivers a wide range of communications systems and components)

         119,000          MCI Communications Corporation.............................................................   4,536,875
                          (Diversified communications company)

           5,000          PT Indosat ADR.............................................................................     137,500
                          (Provides international telecommunications services to Indonesia)

          33,500          Public Service Enterprise Group, Inc.......................................................     808,188
                          (Holding company for Public Service Electric & Gas)

          79,185          SBC Communications Incorporated............................................................   4,394,767
                          (Provides communication services ranging from local to international)

          16,000          Telecomunicacoes Brasileiras S/A-Telebras ADR..............................................   1,836,000
                          (Holding company for the telecommunications system in Brazil)

          30,000          Telefonica de Argentina ADR................................................................     997,500
                          (Monopoly provider of local and long distance telecommunication services in Argentina)

          74,200          Telefonica de Espana ADR...................................................................   5,713,400
                          (Supplies telephone service in Spain)

          22,000          Teleport Communications Group Inc..........................................................     627,000
                          (Offers telecommunications services in metropolitan markets nationwide)

          78,800          U.S. West, Incorporated....................................................................   2,767,850
                          (Telecommunications firm serving 14 Western states from Arizona to Washington)

         125,000          Worldcom, Inc*.............................................................................   3,000,000
                          (Offers domestic and international voice, data and video products andservices)
                                                                                    ---------------------------------------------
                                                                                    Total Communication Services       45,178,534
                                                                                    =============================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Utilities Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Shares                    Common Stocks (93.1%)                                                              Market Value
=========================================================================================================================
Consumer Staples (1.6%)
     58,000               Tele-Communications Inc.............................................................   $  801,125
                          (Invests in entertainment and educational programs for media)

     78,800               U.S. West Media Group*..............................................................    1,359,300
                          (Provides multimedia services over wireless networks and cable television)
                                                                                  -----------------------------------------
                                                                                  Total Consumer Staples          2,160,425
                                                                                  =========================================

Energy (1.2%)
     28,000               Exxon Corporation...................................................................    1,585,500
                          (World's largest oil company)
                                                                                  -----------------------------------------
                                                                                  Total Energy                    1,585,500
                                                                                  =========================================
Utilities (56.6%)
     32,000               AGL Resources, Inc..................................................................      616,000
                          (Provides gas distribution in the Southeast)

     46,000               Allegheny Power System, Inc.........................................................    1,207,500
                          (Electric utility holding company with direct and indirect subsidiaries)

     54,000               Baltimore Gas & Electric Company....................................................    1,377,000
                          (Provides electricity and natural gas service to the state of Maryland)

     56,400               Boston Edison Company...............................................................    1,438,200
                          (Provides electricity to Boston and surrounding areas)

     92,000               Carolina Power & Light Company......................................................    3,128,000
                          (Provides electricity to portions of North and South Carolina)

     73,000               Central & Southwest Corporation.....................................................    1,469,125
                          (Electric utility holding company in Texas and Oklahoma)

     38,000               CINergy Corporation.................................................................    1,263,500
                          (Produces, transmits and distributes electricity to southwestern Ohio, Kentucky and most of Indiana)

    110,000               CMS Energy Corporation..............................................................    3,492,500
                          (Distributes electricity and natural gas throughout Michigan)

     15,000               Coastal Corporation.................................................................      712,500
                          (Owns and operates natural gas pipeline and stores oil, gas and coal)

     21,000               Columbia Gas System,  Inc...........................................................    1,299,375
                          (Explores for,Eproduces and markets natural gas)

     22,650               Consolidated Edison Company of New York.............................................      628,537
                          (Supplies electricity to New York City and most of Westchester County, NY)

     24,000               Consolidated Natural Gas Company....................................................    1,209,000
                          (Public utility holding company for natural gas)


The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Utilities Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Shares                     Common Stocks (93.1%)                                                                       Market Value
===================================================================================================================================
Utilities (56.6%) - continued
            26,000         Delmarva Power & Light Company............................................................  $   455,000
                           (Provides electric service for Delaware and parts of Maryland and Virginia)

            28,000         Dominion Resources, Inc...................................................................      962,500
                           (Holding company whose subsidiary provides electricity in Virginia and North
                           Carolina)

            41,515         Duke Power Company........................................................................    1,821,471
                           (Provides electricity to sections of North Carolina and South Carolina)

            65,000         Edison International......................................................................    1,365,000
                           (Operates through five subsidiaries that compete globally in the energy market)

            42,265         Empresa Nacional Electric ADR.............................................................    2,953,267
                           (Provides electricity in Spain)

            60,000         Enova Corporation.........................................................................    1,327,500
                           (Supplies electricity, natural gas and steam heat to southern California)

            93,650         Entergy Corporation.......................................................................    2,189,069
                           (Holding company whose subsidiaries provide electricity to four states)

            64,650         FPL Group, Incorporated...................................................................    2,885,006
                           (Diversified electric utility holding company)

            90,200         General Public Utilities Corporation......................................................    2,908,950
                           (An electric utility holding company)

            45,000         Huaneng Power International, Incorporated ADR.............................................    1,091,250
                           (Develops, constructs, owns and operates large coal-fired power plants throughout
                           China)

            39,800         KU Energy Corporation.....................................................................    1,208,925
                           (Holding company for Kentucky Utilities which provides electric services)

            38,000         National Power ADR........................................................................    1,330,000
                           (Generates and sells electricity in England and Wales)

            78,720         New England Electric System...............................................................    2,686,320
                           (Provides electricity to three Eastern states through subsidiaries)

           112,500         NIPSCO Industries Incorporated............................................................    4,443,750
                           (Holding company whose subsidiary provides electricity and gas to 1/3 of Indiana)

            35,000         OGE Energy Company........................................................................    1,452,500
                           (Provides electricity to wholesale and retail customers in Oklahoma and Arkansas)

            57,000         PacifiCorp................................................................................    1,132,875
                           (Conducts retail electric service through Pacific Power & Light and Utah Power &
                           Light)

            19,000         PanEnergy Corporation.....................................................................      840,750
                           (Holding company whose subsidiaries transport & sell natural gas)

            56,000         PG&E Corporation..........................................................................    1,344,000
                           (Provides electric and natural gas service throughout Northcentral California)

           132,000         Pinnacle West Capital Corporation.........................................................    3,762,000
                           (Utility holding company for Arizona Public Service Company)

            49,000         PowerGen ADR..............................................................................    2,094,750
                           (Generates and sells electricity to England and Wales)

            75,000         P P & L Resources, Inc....................................................................    1,471,875
                           (Holding company for Pennsylvania Power & Light)

            39,000         Public Service Company of Colorado........................................................    1,511,250
                           (Provides electricity and natural gas to Colorado)

            36,000         Questar Corporation.......................................................................    1,368,000
                           (Holding company for natural gas which also produces and sells oil)

            26,000         Sonat Inc.................................................................................    1,485,250
                           (Transmits natural gas and markets natural gas & electric power)

           110,805         Southern Company..........................................................................    2,257,652
                           (Parent company of five electric companies which provides service to the Southeast)

            58,000         Southwestern Public Service Company.......................................................    2,124,250
                           (Provides electric energy & utility engineering services)


The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Utilities Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Shares                       Common Stocks (93.1%)                                                                   Market Value
====================================================================================================================================
Utilities (56.6%) - continued
          153,000            TECO Energy Incorporated................................................................    $ 3,652,875
                             (Holding company of Tampa Electric Company)

           36,000            Texas Utilities Company.................................................................      1,215,000
                             (Holding company of Texas Utilities Electric Company)

           36,000            The Williams Companies, Inc.............................................................      1,579,500
                             (Owns and operates natural gas and petroleum products pipelines)

           36,000            Union Electric Company..................................................................      1,282,500
                             (Provides electric service in Missouri and Illinois)

           32,085            Wisconsin Energy Corporation............................................................        802,125
                             (Provides electricity and some gas to portions of Wisconsin and Michigan)

           33,500            WPL Holdings, Inc.......................................................................        908,687
                             (Holding company for Wisconsin Power & Light Company)
                                                                                        --------------------------------------------
                                                                                        Total Utilities                   75,755,084
                                                                                        ============================================

                                                                                        --------------------------------------------
                                                                                        Total Common Stocks
                                                                                        (cost basis $110,006,747)        124,679,543
                                                                                        ============================================
Par Value                    Long-Term Fixed-Income Obligations (4.9%)
=====================================================================================================================
       $1,000,000            Potomac Electric Power, 9.00%, 04/15/2000...............................................      1,039,784
                             (Generates, transmits, distributes and sells electric energy in parts of Maryland)

        1,650,000            Texas Utilities Electric, 9.75%, 05/01/2021.............................................      1,834,432
                             (Holding company whose subsidiary provides electricity in Texas)

        3,150,000            U.S. Treasury Note, 6.875%, 03/31/2000..................................................      3,185,438

          500,000            U.S. Treasury Bond, 7.50%, 11/15/2016...................................................        523,438

                                                                     ---------------------------------------------------------------
                                                                     Total Long-Term Fixed-Income Obligations
                                                                     (amortized cost basis $6,711,076)                     6,583,092
                                                                     ===============================================================

                                                                     ---------------------------------------------------------------
                                                                     Total Long-Term Investments
                                                                     (amortized cost basis $116,717,823)                 131,262,635
                                                                     ===============================================================

                             Short-Term Variable Rate Obligations (2.0%)
====================================================================================================================================
           45,305            American Family Insurance Company **....................................................         45,305

        1,500,000            Merrill Lynch & Company Inc., 5.48%, 05/12/1997.........................................      1,497,488

        1,073,396            Wisconsin Electric Power Company **.....................................................      1,073,396

                                                                     ---------------------------------------------------------------
                                                                     Total Short-Term  Variable Rate Obligations
                                                                     (amortized cost basis $2,616,189)                     2,616,189
                                                                     ===============================================================

                                                                     ---------------------------------------------------------------
                                                                     TOTAL INVESTMENTS (100.0%)
                                                                     (amortized cost basis $119,334,012)                $133,878,824
                                                                     ===============================================================

**Variable rate demand notes

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund        SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

The Fund Seeks:   High level of current income consistent with capital
                  preservation.

The Fund Is:   A diversified portfolio of investment grade bonds and other debt securities which for the most part will include corporate debt issues, U.S. government bonds, Government National Mortgage
               Association (GNMA) securities and other debt-based investments.


Principal Amount            Long-Term Fixed-Income Obligations (93.9%)   Interest Rate    Maturity Date    Market Value
=======================================================================================================================
U.S. Government Agency Obligations (27.2%)
      $8,785,121            Federal Home Loan Mortgage
                            Corporation Pool #G10380...................         7.000%       08/01/2010     $ 8,711,845

       1,096,398            Federal National Mortgage
                            Association Pool #143273...................         7.500        12/01/2007       1,106,846

       6,167,388            Federal National Mortgage
                            Association Pool #44046....................         7.500        02/01/2014       6,247,681

      29,984,890            Federal National Mortgage
                            Association Pool #313002...................         9.000        06/01/2026      31,409,173

      22,498,270            Government National Mortgage
                            Association Pool #780213...................         7.500        08/15/2025      22,343,234

      30,017,166            Government National Mortgage
                            Association Pool #780212...................         8.000        08/15/2025      30,473,097
                                                                         ----------------------------------------------
                                                                         Total U.S. Government
                                                                         Agency Obligations                 100,291,876
                                                                         ==============================================
U.S. Government Obligations (10.0%)
      17,000,000            U.S. Treasury Bonds........................         6.500        11/15/2026      15,948,125

       5,000,000            U.S. Treasury Bonds........................         6.375        09/30/2001       4,962,500

       1,000,000            U.S. Treasury Bonds........................         6.625        03/31/2002       1,001,875

       5,000,000            U.S. Treasury Bonds........................         5.750        08/15/2003       4,770,310

      10,000,000            U.S. Treasury Bonds........................         7.250        05/15/2004      10,309,370
                                                                         ----------------------------------------------
                                                                         Total U.S. Government
                                                                         Obligations                         36,992,180
                                                                         ==============================================
Asset-Backed Securities (8.8%)
       3,000,000            Associates Housing Services
                            Series 1996-1 Class M......................         7.900        03/15/2027       2,999,088

      10,000,000            Contimortgage Home Equity Loan Trust
                            Series 1996-2 Class A4.....................         6.850        04/15/2011      10,012,900

       3,083,816            Contimortgage Home Equity Loan Trust
                            Series 1996-3 Class A1.....................         6.760        02/15/2011       3,090,785

       5,000,000            Green Tree Financial Corporation
                            Series 1996-6 Class A6.....................         7.950        09/15/2027       5,063,800

       5,000,000            Green Tree Financial Corporation
                            Series 1996-7 Class A6.....................         7.650        10/15/2027       5,066,950

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Principal Amount                         Long-Term Fixed Income Obligations (93.9%)    Interest Rate  Maturity Date  Market Value
===============================================================================================================================
Asset-Backed Securities (8.8%) - continued
------------------------------------------
       $ 3,000,000                       Green Tree Home Equity Loans
                                         Series 1996-D.......................................  8.100%    09/15/2027   $ 3,091,743

         3,000,000                       Team Fleet
                                         Series 97-A.........................................  7.350     05/15/2003     3,026,250
                                                                                -------------------------------------------------
                                                                                Total Asset-Backed Securities          32,351,516
                                                                                =================================================
Collateralized Mortgage Obligations (9.7%)
------------------------------------------
        12,900,000                       Citicorp Mortgage Securities, Inc.
                                         Series 1994-8 Class A3..............................  6.250     05/25/2024    12,643,419

         7,000,000                       Federal Home Loan Mortgage Corporation
                                         REMICTrust Series 1300-G............................  7.250     12/15/2005     7,054,110

         4,000,000                       Federal Home Loan Mortgage Corporation
                                         REMICTrust Series 1219-H............................  7.500     08/15/2006     4,047,936

         1,424,033                       Federal Home Loan Mortgage Corporation
                                         REMICTrust Series 1303-G............................  7.750     08/15/2018     1,429,658

         4,743,832                       Federal Home Loan Mortgage Corporation
                                         REMICTrust Series 1062-G............................  7.000     04/15/2019     4,760,910

         1,000,000                       Federal Home Loan Mortgage Corporation
                                         REMICTrust Series 1721-G............................  7.500     08/15/2022     1,019,335

         5,000,000                       Federal National Mortgage Association
                                         REMICTrust Series 1993-G26 PE.......................  5.900     07/25/2015     4,913,050
                                                                                -------------------------------------------------
                                                                                Total Collateralized
                                                                                Mortgage Obligations                   35,868,418
                                                                                =================================================
Corporate Obligations (38.2%)
-----------------------------
         5,000,000                       Aetna Services, Inc.*...............................  6.970     08/15/2036     5,002,075
         4,000,000                       Allegiance Corp.*...................................  7.000     10/15/2026     3,967,172
         5,000,000                       American Airlines, Inc. Series C-2..................  9.730     09/29/2014     5,597,050
         5,000,000                       AT&T Capital Corporation............................  6.800     02/01/2001     4,965,600
         5,000,000                       Auburn Hills Trust.................................. 12.000     05/01/2020     7,346,350
         3,000,000                       Continental Airlines, Inc. Series 144-A.............  7.420     10/01/2008     3,008,877
        10,000,000                       Delta Air Lines, Inc. Series 93A2................... 10.500     04/30/2016    12,401,890
         4,500,000                       Enron Corporation...................................  6.750     09/15/2004     4,370,611
        10,000,000                       First National Bank of Chicago......................  8.080     01/05/2018    10,409,410
         5,000,000                       First Union Corporation*............................  6.824     08/01/2026     4,933,460
         5,500,000                       Florida Power & Light Company.......................  6.875     04/01/2004     5,377,234
         9,500,000                       Hydro-Quebec Company*...............................  8.050     07/07/2024    10,103,906
         5,000,000                       JC Penney & Company*................................  7.400     04/01/2037     5,055,990
         5,710,000                       Lehman Brothers Holdings*...........................  7.500     08/01/2026     5,819,718
         4,075,000                       Pennzoil Company.................................... 10.625     06/01/2001     4,366,216
         5,000,000                       Petroleum Geo-Services..............................  7.500     03/31/2007     4,971,940
         5,000,000                       Service Corporation International*..................  7.000     06/01/2015     4,961,910
         5,000,000                       State Street Boston Corp.*..........................  7.350     06/15/2026     5,142,980
         5,000,000                       Tennessee Gas Pipeline Company*.....................  7.000     03/15/2027     4,929,630
         7,500,000                       Time Warner Entertainment, Inc......................  9.625     05/01/2002     8,243,340
         5,000,000                       Transocean Offshore Inc.*...........................  7.450     04/15/2027     5,080,300

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Principal Amount                        Long-Term Fixed Income Obligations (93.9%)   Interest Rate  Maturity Date   Market Value
=================================================================================================================================
Corporate Obligations (38.2%) - continued
-----------------------------------------
       $4,964,542                       United Air Lines, Inc. Series 96A1.................  7.270%    01/30/2013      $ 4,837,698
        5,000,000                       Whitman Corporation................................  7.290     09/15/2026        5,021,890
        5,000,000                       WMX Technologies, Inc..............................  7.100     08/01/2026        5,046,740

                                                                                --------------------------------------------------
                                                                                Total Corporate Obligations            140,961,987
                                                                                ==================================================

                                                                                --------------------------------------------------
                                                                                Total Long-Term Obligations
                                                                                (amortized cost basis $347,600,634)    346,465,977
                                                                                ==================================================


                                        Short-Term Variable Rate Obligations (6.1%)
===========================================================================================================
        3,537,790                       American Family Insurance Company **...............................              3,537,790
       18,600,000                       Merrill Lynch & Co., Inc.,  5.60%, 05/01/1997......................             18,600,000
          202,498                       Wisconsin Electric Power Company **................................                202,498

                                                                                --------------------------------------------------
                                                                                Total Short-Term Variable Rate
                                                                                Obligations (cost basis $22,340,288)    22,340,288
                                                                                ==================================================

                                                                                --------------------------------------------------
                                                                                TOTAL INVESTMENTS (100%)
                                                                                (amortized cost basis $369,940,922)   $368,806,265
                                                                                ==================================================

*Putable bond
**Variable rate demand notes

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

     The Fund Seeks: High level of current income that is exempt from federal income taxes, consistent with capital preservation.

     The Fund Is: A diversified portfolio of at least 80% investment grade municipal securities exempt from federal income taxation.


Principal Amount              Municipal Bonds (93.2%)                       Interest Rate        Maturity Date      Market Value
================================================================================================================================
Alabama (0.4%)
      $2,000,000              Alabama Special Care Facility Finance
                              Authority Revenue Bonds (Daughters of
                              Charity System).....................................  5.000%          11/01/2025       $ 1,740,000
                                                                         -------------------------------------------------------
                                                                         Total Alabama                                 1,740,000
                                                                         =======================================================
Alaska (1.6%)
       7,000,000              Alaska State Housing Finance Corporation
                              Revenue Bonds.......................................  7.650           12/01/2010         6,997,690
                                                                         -------------------------------------------------------
                                                                         Total Alaska                                  6,997,690
                                                                         =======================================================
Arizona (1.1%)
       5,000,000              Salt River Arizona Project Revenue Bonds............  5.500           01/01/2019         4,818,750
                                                                         -------------------------------------------------------
                                                                         Total Arizona                                 4,818,750
                                                                         =======================================================
California (13.9%)
         840,000              California Housing Finance Authority
                              Revenue Bonds.......................................  7.750           08/01/2017           880,950

       3,915,000              California Rural Home Finance Authority
                              Single Family Mortgage Revenue Bonds
                              (GNMA Insured) (Subject  to "AMT")..................  6.250           09/01/2029         4,203,731

       4,855,000              Contra Costa County California Home
                              Mortgage Revenue Bonds
                              (Escrowed to Maturity)..............................  7.500           05/01/2014         5,850,275

       7,780,000              East Bay Municipal Utility District
                              California Water System Revenue Bonds
                              (FGIC Insured)......................................  5.000           06/01/2026         6,904,750

       1,335,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2005           851,062

       5,000,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2009         3,256,250

       5,000,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2010         3,256,250

       5,000,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2011         3,262,500

         605,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2012           394,006

       6,000,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2013         3,937,500

       7,145,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  0.000           01/01/2014         4,688,906

      10,000,000              Foothill/Eastern Transportation
                              California Toll Road Revenue Bonds, Series A........  5.000           01/01/2035         8,175,000

       4,200,000              Fresno, California Sewer Revenue Bonds,
                              Series 1993 A-1 (AMBAC Insured).....................  6.250           09/01/2014         4,551,750

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Principal Amount             Municipal Bonds (93.2%)                               Interest Rate         Maturity Date  Market Value
====================================================================================================================================
California (13.9%) - continued
       $3,500,000            Orange County California Transit Authority,
                             Sales Tax Revenue Bonds, Series 1992 M
                             (MBIA Insured)............................................    6.000%           02/15/2009   $ 3,696,875

        4,200,000            Pomona California Single Family Housing
                             Revenue Bonds (Escrowed to Maturity)......................    7.600            05/01/2023     5,202,750
                                                                                    ------------------------------------------------
                                                                                    Total California                      59,112,555
                                                                                    ================================================
Colorado (0.5%)
        2,065,000            Colorado Housing Single Family
                             Mortgage Revenue Bonds....................................    7.250            11/01/2031     2,178,575
                                                                                    ------------------------------------------------
                                                                                    Total Colorado                         2,178,575
                                                                                    ================================================
Delaware (0.3%)
        1,225,000            Delaware State Economic Development
                             Authority Revenue Bonds (MBIA Insured)....................    7.300            03/01/2014     1,316,875
                                                                                    ------------------------------------------------
                                                                                    Total Delaware                         1,316,875
                                                                                    ------------------------------------------------
District of Columbia (3.8%)
       10,000,000            District of Columbia, Georgetown
                             University Revenue Bonds..................................    7.250            04/01/2020    10,404,600

        3,700,000            District of Columbia, Howard
                             University Revenue Bonds..................................    7.250            10/01/2011     4,000,625

        1,500,000            District of Columbia, Howard
                             University Revenue Bonds..................................    7.250            10/01/2020     1,601,250

                                                                                    ------------------------------------------------
                                                                                    Total District of Columbia            16,006,475
                                                                                    ================================================
    Florida (2.6%)
        6,200,000            Florida State Turnpike Authority
                             Revenue Bonds (FGIC Insured)..............................    5.000            07/01/2019     5,541,250

        1,750,000            Manatee County, Florida Housing Finance Authority Mortgage
                             Revenue Bonds (GNMA Collateral)(Subject to 'AMT').........    7.200            05/01/2028     1,894,375

        2,000,000            Orange County, Florida Health Facilities
                             Authority Bonds (MBIA Insured)............................    6.250            10/01/2018     2,140,000

        1,900,000            Orlando Florida Utility Community
                             Water & Electric Revenue Bonds............................    5.000            10/01/2020     1,702,875
                                                                                    ------------------------------------------------
                                                                                    Total Florida                         11,278,500
                                                                                    ================================================
Georgia (2.2%)
        4,000,000            Georgia Municipal Electric Authority Power
                             Revenue Bonds, Series Z (FGIC Insured)....................    5.500            01/01/2012     4,020,000

        2,690,000            Georgia Municipal Electric Authority Special
                             Obligation Bonds, Series 1993
                             (AMBAC Insured)...........................................    7.000            01/01/2008     3,043,062

        2,000,000            Municipal Electric Authority Georgia
                             Revenue Bonds (MBIA Insured)..............................    6.500            01/01/2012     2,210,000

                                                                                    ------------------------------------------------
                                                                                    Total Georgia                          9,273,062
                                                                                    ================================================
Illinois (9.9%)
        9,000,000            Chicago, Illinois G.O. Bonds
                             (FGIC Insured)............................................    5.250            01/01/2027     8,178,750

        2,500,000            Chicago, Illinois Single Family Mortgage
                             Revenue Bonds (GNMA Collateral)
                             (Subject to OAMTO)........................................    7.250            09/01/2028     2,734,375

        2,250,000            Cook County, Illinois G.O. Bonds,
                             (FGIC Insured)............................................    5.500            11/15/2022     2,129,062

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Principal Amount             Municipal Bonds (93.2%)                               Interest Rate        Maturity Date  Market Value
====================================================================================================================================
Illinois (9.9%) - continued
        $3,700,000           Cook County, Illinois School District #25 -
                             Arlington Heights G.O. Bonds (FSA Insured)..................  5.700%          05/01/2013   $ 3,676,875

         3,620,000           Du Page County, Illinois Stormwater
                             Project, G.O. Bonds.........................................  5.600           01/01/2021     3,520,450

         9,400,000           Hoffman Estates, Illinois Tax Increment
                             Revenue Bonds...............................................  0.000           05/15/2003     6,838,500

         3,000,000           Illinois Regional Transit Authority
                             Revenue Bonds, Series A (FGIC Insured)......................  6.700           11/01/2021     3,371,250

        10,650,000           Metropolitan Pier and Exposition
                             Center, Illinois Revenue Bonds..............................  7.000           07/01/2026    11,768,250

                                                                              ------------------------------------------------------
                                                                              Total Illinois                             42,217,512
                                                                              ======================================================
Indiana (2.8%)
         1,900,000           Indiana Municipal Power Revenue Bonds
                             (MBIA Insured)..............................................  5.500           01/01/2016     1,857,250

         4,550,000           Indiana Transportation Finance Authority
                             Revenue Bonds (MBIA Insured)................................  7.250           06/01/2015     5,312,125

         1,500,000           Indianapolis, Indiana Bond Bank Revenue Bonds...............  6.500           01/01/2013     1,651,875

         1,125,000           Kokomo Indiana Hospital Authority
                             Revenue Bonds (St. Joseph Hospital).........................  6.350           08/15/2013     1,115,156

         2,000,000           Lawrence Township Indiana
                             Metropolitan School District G.O. Bonds.....................  6.875           07/05/2011     2,207,500
                                                                              ------------------------------------------------------
                                                                              Total Indiana                              12,143,906
                                                                              ======================================================
Massachusetts (0.3%)
         1,250,000           Massachusetts State Housing Finance
                             Agency Revenue Bonds (AMBAC Insured)
                             (Subject to "AMT")..........................................  6.400           07/01/2038     1,251,563
                                                                              ------------------------------------------------------
                                                                              Total Massachusetts                         1,251,563
                                                                              ======================================================
Michigan (6.9%)
         2,220,000           Ferndale, Michigan School District G.O.
                             Bonds (FGIC Insured)........................................  5.375           05/01/2021     2,109,000

         5,500,000           Michigan Public Power Agency Revenue
                             Refunding Bonds (Belle River Project)
                             (MBIA Insured)..............................................  5.000           01/01/2019     4,901,875

         3,000,000           Michigan State Hospital Finance Authority
                             Revenue Bonds (Henry Ford Health System)....................  5.250           11/15/2020     2,801,250

        15,000,000           Michigan State Tax & Revenue G.O. Bonds.....................  4.500           09/30/1997    15,039,600

         5,000,000           Michigan State University Revenue Bonds
                             (AMBAC Insured).............................................  5.000           02/15/2026     4,412,500
                                                                              ------------------------------------------------------
                                                                              Total Michigan                             29,264,225
                                                                              ======================================================
Minnesota (2.7%)
         1,000,000           Northern Minnesota Municipal Power
                             Agency Revenue Bonds........................................  7.250           01/01/2016     1,055,000

         1,925,000           St. Paul, Minnesota Housing & Redevelopment
                             Authority Hospital Revenue Bonds............................  9.750           11/01/2017     2,010,489

         8,000,000           St. Paul, Minnesota Housing & Redevelopment
                             Authority Hospital Revenue Bonds............................  9.750           11/01/2017     8,355,280
                                                                              ------------------------------------------------------
                                                                              Total Minnesota                            11,420,769
                                                                              ======================================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Principal Amount         Municipal Bonds (93.2%)                             Interest Rate         Maturity Date       Market Value
====================================================================================================================================
Missouri (1.0%)
---------------
    $1,130,000           Missouri State Housing Development
                         Revenue Bonds.............................................. 9.375%           04/01/2016         $ 1,197,800

     2,735,000           Missouri State Housing Development
                         Community Single Family Mortgage
                         Revenue Bonds.............................................. 7.300            03/01/2028           2,984,569
                                                                             -------------------------------------------------------
                                                                             Total Missouri                                4,182,369
                                                                             =======================================================
Montana (1.1%)
--------------
     3,475,000           Montana State Board Housing Revenue
                         Bonds, Single Family Program, Series B-1................... 6.300            06/01/2008           3,587,937

     1,000,000           Montana State Housing Revenue Bonds........................ 6.400            12/01/2012           1,032,500
                                                                             -------------------------------------------------------
                                                                             Total Montana                                 4,620,437
                                                                             =======================================================
New Mexico (0.6%)
-----------------
     2,275,000           New Mexico Mortgage Finance
                         Authority Revenue Bonds, Series 1995 F..................... 7.000            01/01/2026           2,533,781
                                                                             -------------------------------------------------------
                                                                             Total New Mexico                              2,533,781
                                                                             =======================================================
New York (16.4%)
----------------
     5,000,000           New York City, New York G.O. Bonds......................... 5.875            08/01/2024           4,743,750

     5,000,000           New York Dormitory Authority State
                         University Educational Facilities
                         Revenue Bonds.............................................. 5.250            05/15/2019           4,556,250

     3,500,000           New York Dormitory Authority State
                         University Revenue Bonds................................... 5.875            05/15/2011           3,556,875

     5,000,000           New York Dormitory Authority State
                         University Revenue Bonds................................... 5.875            05/15/2017           5,012,500

     2,000,000           New York Dormitory Authority State
                         University Revenue Bonds................................... 7.500            05/15/2013           2,352,500

     3,930,000           New York State Dormitory Authority
                         Court Facilities Revenue Bonds............................. 5.625            05/15/2013           3,753,150

     4,620,000           New York State Local Assistance
                         Corporation, Sales Tax Revenue Bonds....................... 5.000            04/01/2021           4,054,050

     3,000,000           New York State Local Government
                         Assistance Corporation, Refunding
                         Revenue Bonds (MBIA Insured)............................... 5.250            04/01/2016           2,820,000

     3,000,000           New York State Medical Care Facilities,
                         Finance Agency Revenue Bonds, Mental
                         Health Services (FSA Insured).............................. 5.375            02/15/2014           2,865,000

     9,000,000           New York State Thruway Revenue Bonds....................... 5.600            04/01/2005           9,033,750

     6,295,000           New York State Thruway Revenue Bonds....................... 5.750            04/01/2008           6,247,787

     2,155,000           New York State Urban Development
                         Corporation Revenue Bonds.................................. 5.375            01/01/2023           1,936,806

     6,915,000           Triborough Bridge & Tunnel Authority
                         Revenue Bonds.............................................. 5.000            01/01/2020           6,318,581

     5,000,000           Triborough Bridge & Tunnel Authority
                         Revenue Bonds.............................................. 5.000            01/01/2017           4,543,750

     7,150,000           Triborough Bridge and Tunnel Authority,
                         New York Convention Center Project Bonds,
                         Series 1990 E.............................................. 7.250            01/01/2010           7,981,188
                                                                             -------------------------------------------------------
                                                                             Total New York                               69,775,937
                                                                             =======================================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund - continued  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Principal Amount            Municipal Bonds (93.2%)                          Interest Rate          Maturity Date       Market Value
====================================================================================================================================
North Carolina (0.5%)
        $1,845,000          North Carolina Eastern Municipal Power
                            Agency Revenue Bonds (FSA Insured)..................... 7.500%             01/01/2010        $ 2,184,019
                                                                             -------------------------------------------------------
                                                                             Total North Carolina                          2,184,019
                                                                             =======================================================
Pennsylvania (1.8%)
         3,005,000          Muhlenberg Pennsylvania School District
                            G.O. Bonds (MBIA Insured).............................. 5.200              04/01/2017          2,835,969

         1,365,000          Pennsylvania Housing Finance Agency
                            Revenue Bonds (Subject to 'AMT')....................... 6.750              10/01/2009          1,492,969

         1,455,000          Pennsylvania Housing Finance Agency
                            Revenue Bonds(Subject to 'AMT')........................ 6.750              10/01/2010          1,585,950

         2,000,000          Philadelphia Pennsylvania Hospital Authority
                            Children's Hospital Revenue Bonds...................... 5.000              02/15/2021          1,782,500
                                                                             -------------------------------------------------------
                                                                             Total Pennsylvania                            7,697,388
                                                                             =======================================================
South Dakota (0.2%)
           675,000          South Dakota Student Loan Assistance
                            Corporation Revenue Bonds(Subject to 'AMT')............ 7.450              08/01/2000            696,938
                                                                             -------------------------------------------------------
                                                                             Total South Dakota                              696,938
                                                                             =======================================================
Texas (8.3%)
         5,000,000          Keller Texas Independent School District
                            G.O. Bonds (PSF Guaranteed)............................ 5.125              08/15/2025          4,475,000

         4,050,000          Lewisville, Texas Independent School
                            District G.O. Bonds (PSF Guaranteed)................... 5.250              08/15/2014          3,872,813

        10,000,000          Texas State Tax & Revenue Notes........................ 4.750              08/29/1997         10,027,100

         1,900,000          Texas State Veterans G.O. Bonds
                            (Subject to 'AMT')..................................... 5.250              12/01/2026          1,736,125

         7,880,000          Waco Texas Health Facilities Development
                            Corporation (Daughters of Charity System).............. 5.000              11/01/2020          7,062,450

         7,050,000          Wylie Texas Independent School District G.O.
                            Bonds (PSF Guaranteed)................................. 7.000              08/15/2024          8,054,625
                                                                             -------------------------------------------------------
                                                                             Total Texas                                  35,228,113
                                                                             =======================================================
Utah (2.0%)
         4,670,000          Intermountain Power Agency Special
                            Obligation Revenue Bonds, Series 1986 A................ 5.000              07/01/2021          4,045,388

         3,155,000          Intermountain Power Agency Special
                            Obligation Revenue Bonds, Series 1986 C................ 5.000              07/01/2018          2,776,400

         1,660,000          Utah State Housing Finance Agency...................... 7.250              07/01/2011          1,759,600
                                                                             -------------------------------------------------------
                                                                             Total Utah                                    8,581,388
                                                                             =======================================================
Virginia (1.1%)
         3,000,000          Fairfax County, Virginia Development
                            Authority Revenue Bonds................................ 5.250              08/15/2019          2,793,750

         2,000,000          Virginia State Housing Development
                            Authority Revenue Bonds, Series B...................... 6.700              01/01/2015          2,107,500
                                                                             -------------------------------------------------------
                                                                             Total Virginia                                4,901,250
                                                                             =======================================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Municipal Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997


Principal Amount             Municipal Bonds (93.2%)                            Interest Rate       Maturity Date      Market Value
====================================================================================================================================
Washington (5.9%)
       $2,875,000            Pierce County, Washington School
                             District G.O. Bonds (AMBAC Insured)....................... 5.450%         12/01/2013       $ 2,810,313

       5,000,000             Washington State G.O. Bonds............................... 6.750          02/01/2015         5,612,500

      10,000,000             Washington State Public Power Supply
                             System Project #2, Revenue Bonds,
                             Series 1994 A............................................. 6.000          07/01/2007        10,462,500

       6,195,000             Washington State Public Power Supply
                             System Project #3, Revenue Bonds,
                             (AMBAC Insured)........................................... 5.700          07/01/2009         6,249,206
                                                                                 --------------------------------------------------
                                                                                 Total.Washington                        25,134,519
                                                                                 ==================================================
Wisconsin (3.1%)
      10,000,000             Oshkosh, Wisconsin Water Revenue Bonds,
                             Anticipation Notes*....................................... 4.875          01/01/2000         9,975,000

       1,990,000             Wisconsin Housing and Economic
                             Development Authority Home Ownership
                             Revenue Bonds, Series 1990D............................... 7.750          09/01/2010         2,091,988

       1,000,000             Wisconsin State Health & Educational Facilities
                             Authority Revenue Bond, Medical
                             College of Wisconsin...................................... 5.400          12/01/2004         1,012,500
                                                                                 --------------------------------------------------
                                                                                 Total.Wisconsin                         13,079,488
                                                                                 ==================================================
Wyoming (2.2%)
       3,930,000             Wyoming Community Development
                             Authority Single Family Mortgage
                             Revenue Bonds, Series B................................... 6.650          06/01/2013         4,097,025

       5,765,000             Wyoming State Farm Loan Board
                             Capital Projects Facilities Revenue Bonds................. 5.750          10/01/2020         5,635,288
                                                                                 --------------------------------------------------
                                                                                 Total.Wyoming                            9,732,313
                                                                                 ==================================================

                                                                                 --------------------------------------------------
                                                                                 Total Municipal Bonds
                                                                                 (amortized cost basis $384,024,232)    397,368,397
                                                                                 ==================================================


                             Short-Term Tax-Exempt Variable Rate Obligations (6.8%)
====================================================================================================================================
       13,893,000            Strong Municipal Money Market.............................................................  13,893,000
       15,000,000            Detroit, Michigan School District,
                             School Aid Notes.......................................... 4.500          05/01/1997        15,000,150
                                                                                 --------------------------------------------------
                                                                                 Total Short-Term Tax-Exempt
                                                                                 Variable Rate Obligations
                                                                                 (cost basis $28,893,000)                28,893,150
                                                                                 ==================================================

                                                                                 --------------------------------------------------
                                                                                 TOTAL INVESTMENTS (100%)
                                                                                 (amortized cost basis $412,917,232)   $426,261,547
                                                                                 ==================================================

*When issued security

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Bond Fund SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

    The Fund Seeks: High current income and secondarily capital growth by investing primarily in high risk, high yield bonds commonly referred to as "junk bonds."

    The Fund Is: A diversified portfolio of below investment grade bonds.
                 Investments of this type are subject to greater risk of loss of principal and interest.


Principal Amount             Corporate Obligations (94.3%)                  Interest Rate   Maturity Date  Market Value
=======================================================================================================================
Food & Beverages (7.5%)
       $  500,000            Coca-Cola Femsa SA...................................  8.950%     11/01/2006    $  498,730
          500,000            Envirodyne Industries, Inc........................... 12.000      06/15/2000       540,000
          500,000            Envirodyne Industries, Inc........................... 10.250      12/01/2001       490,000
          500,000            International Home Foods, Inc........................ 10.375      11/01/2006       508,750
        1,000,000            Specialty Foods Corporation.......................... 10.250      08/15/2001       965,000
          500,000            TLC Beatrice International Holdings, Inc............. 11.500      10/01/2005       542,500
                                                                        -----------------------------------------------
                                                                        Total Food & Beverages                3,544,980
                                                                        ===============================================

Chemicals (2.5%)
          650,000            Harris Chemical North America, Inc................... 10.250      07/15/2001       653,250
          500,000            Sterling Chemicals, Inc.............................. 11.750      08/15/2006       526,250
                                                                        -----------------------------------------------
                                                                        Total Chemicals                       1,179,500
                                                                        ===============================================

Construction (3.3%)
          500,000            Fortress Group, Inc.................................. 13.750      05/15/2003       518,750
          500,000            Neenah Corporation................................... 11.125      05/01/2007       515,000
          500,000            MMI Products, Inc.................................... 11.250      04/15/2007       515,000
                                                                        -----------------------------------------------
                                                                        Total Construction                    1,548,750
                                                                        ===============================================

Consumer Products (3.2%)
          500,000            Ekco Group, Inc......................................  9.250      04/01/2006       493,750
          500,000            Renaissance Cosmetics, Inc........................... 11.750      02/15/2004       502,500
          500,000            Revlon, Inc.......................................... 10.875      07/15/2010       511,875
                                                                        -----------------------------------------------
                                                                        Total Consumer Products               1,508,125
                                                                        ===============================================
Containers (3.3%)
          500,000            Anchor Glass Containers Corporation.................. 11.250      04/01/2005       517,500
          500,000            Consumers International, Inc......................... 10.250      04/01/2005       518,750
          500,000            Plastic Containers, Inc.............................. 10.000      12/15/2006       510,000
                                                                        -----------------------------------------------
                                                                        Total Containers                      1,546,250
                                                                        ===============================================
Energy (5.3%)
          500,000            Amerigas Partners, L.P............................... 10.125      04/15/2007       515,000
          500,000            Dawson Production Services, Inc......................  9.375      02/01/2007       490,000

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Principal Amount             Corporate Obligations (94.3%)                  Interest Rate      Maturity Date    Market Value
============================================================================================================================
Energy (5.3%) - continued
       $500,000              Nuevo Energy Company.................................  9.500%        04/15/2006      $  512,500
        500,000              Petroleum Heat & Power Company, Inc..................  9.375         02/01/2006         445,000
        500,000              TransTexas Gas Corporation........................... 11.500         06/15/2002         555,000
                                                                        ----------------------------------------------------
                                                                        Total Energy                               2,517,500
                                                                        ====================================================
Financials (4.4%)
        350,000              Amresco, Inc......................................... 10.000         03/15/2004         344,750
        500,000              First Nationwide Holdings, Inc.......................  9.125         01/15/2003         500,000
        750,000              Olympic Financial Limited............................ 11.500         03/15/2007         705,000
        500,000              Penncorp Financial Group, Inc........................  9.250         12/15/2003         517,500
                                                                        ----------------------------------------------------
                                                                        Total Financials                           2,067,250
                                                                        ====================================================
Food Retailers (2.7%)
        500,000              Fleming Companies, Inc............................... 10.625         12/15/2001         507,500
        750,000              Ralphs Grocery Company............................... 10.450         06/15/2004         795,000
                                                                        ----------------------------------------------------
                                                                        Total Food Retailers                       1,302,500
                                                                        ====================================================

Forest Products & Paper (8.4%)
        750,000              Doman Industries Limited.............................  8.750         03/15/2004         695,625
        500,000              Four M Corporation................................... 12.000         06/01/2006         492,500
        500,000              Malette, Inc......................................... 12.250         07/15/2004         550,000
        500,000              Maxxam Group Holdings, Inc........................... 12.000         08/01/2003         505,000
        500,000              Riverwood International Corporation.................. 10.250         04/01/2006         468,750
        750,000              Stone Container Corporation.......................... 10.750         10/01/2002         755,625
        500,000              Sweetheart Cup Company, Inc.......................... 10.500         09/01/2003         505,000
                                                                        ----------------------------------------------------
                                                                        Total Forest Products & Paper              3,972,500
                                                                        ====================================================

Health Care (2.7%)
        500,000              Regency Health Services, Inc.........................  9.875         10/15/2002         503,750
        500,000              Tenet Healthcare Corporation......................... 10.125         03/01/2005         536,250
        250,000              Urohealth Systems, Inc............................... 12.500         04/01/2004         254,375
                                                                        ----------------------------------------------------
                                                                        Total Health Care                          1,294,375
                                                                        ====================================================

Leisure (7.4%)
        500,000              Grand Casinos, Inc................................... 10.125         12/01/2003         508,750
        500,000              HMH Properties, Inc..................................  9.500         05/15/2005         510,000
        500,000              Plitt Theaters, Inc.................................. 10.875         06/15/2004         503,750
        500,000              Riviera Holdings Corporation......................... 11.000         12/31/2002         515,000
        500,000              Trump Atlantic City Associates Funding, Inc.......... 11.250         05/01/2006         485,000
        500,000              United Artists Theatre Circuit, Inc.................. 11.500         05/01/2002         520,000
        491,576              United Artists Theatre Circuit, Inc..................  9.300         07/01/2015         454,708
                                                                        ----------------------------------------------------
                                                                        Total Leisure                              3,497,208
                                                                        ====================================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Principal Amount                Corporate Obligations (94.3%)                  Interest Rate      Maturity Date   Market Value
==============================================================================================================================
Manufacturing-Automotive (3.8%)
-------------------------------
         $500,000               Collins & Aikman Corporation.................. 11.500%            04/15/2006      $  547,500
          750,000               Exide Corporation............................. 10.000             04/15/2005         759,375
          500,000               Walbro Corporation............................  9.875             07/15/2005         497,500
                                                                                ----------------------------------------------
                                                                                Total Manufacturing-Automotive     1,804,375
                                                                                ==============================================

Media (1.0%)
------------
          500,000               Hollinger International Publishing, Inc.......  9.250             03/15/2007         496,250
                                                                                ----------------------------------------------
                                                                                Total Media                          496,250
                                                                                ==============================================

Media-Broadcasting (4.2%)
-------------------------
          500,000               Allbritton Communications, Inc................  9.750             11/30/2007         477,500
          500,000               SFX Broadcasting, Inc......................... 10.750             05/15/2006         522,500
          500,000               Spanish Broadcasting Systems, Inc............. 11.000             03/15/2004         498,750
          500,000               TV Azteca, S.A. de C.V........................ 10.500             02/15/2007         488,750
                                                                                ----------------------------------------------
                                                                                Total Media-Broadcasting           1,987,500
                                                                                ==============================================
Media-Cable (6.7%)
------------------
          750,000               Cablevision Systems Corporation............... 10.500             05/15/2016         756,562
          500,000               Century Communications Corporation............  9.500             03/01/2005         493,750
          750,000               Jones Intercable, Inc.........................  8.875             04/01/2007         727,500
          750,000               TCI Satellite Entertainment, Inc.............. 10.875             02/15/2007         712,500
          500,000               Telewest Communications PLC...................  9.625             10/01/2006         492,500
                                                                                ----------------------------------------------
                                                                                Total Media-Cable                  3,182,812
                                                                                ==============================================

Metals-Diversified (3.9%)
-------------------------
          750,000               Algoma Steel Corporation......................  12.375            07/15/2005         828,750
          500,000               Bayou Steel Corporation.......................  10.250            03/01/2001         487,500
          500,000               Weirton Steel Corporation.....................  11.375            07/01/2004         513,750
                                                                                ----------------------------------------------
                                                                                Total Metals-Diversified           1,830,000
                                                                                ===============================================

Miscellaneous Manufacturing (7.1%)
----------------------------------
          500,000               Atlantis Plastics, Inc........................  11.000            02/15/2003         505,000
          500,000               Interlake Corporation.........................  12.125            03/01/2002         520,000
          500,000               Plastic Specialties & Technologies, Inc.......  11.250            12/01/2003         528,750
          850,000               Terex Corporation.............................  13.250            05/15/2002         945,625
          795,000               Wyman-Gordan Company..........................  10.750            03/15/2003         846,675
                                                                                ----------------------------------------------
                                                                                Total Miscellaneous Manufacturing  3,346,050
                                                                                ==============================================
Pollution Control (1.0%)
------------------------
          500,000               Envirosource, Inc.............................   9.750            06/15/2003         476,250
                                                                                ----------------------------------------------
                                                                                Total Pollution Control              476,250
                                                                                ==============================================

Restaurants/Food Service (1.1%)
-------------------------------
          500,000               Apple South, Inc..............................   9.750            06/01/2006         505,000
                                                                                ----------------------------------------------
                                                                                Total Restaurants/Food Service       505,000
                                                                                ==============================================


The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

Principal Amount       Corporate Obligations (94.3%)            Interest Rate   Maturity Date   Market Value
============================================================================================================
Retail Stores (2.1%)
     $500,000          Brown Group, Inc. .............................  9.500%     10/15/2006     $  502,500
      500,000          Central Tractor Farm & Company, Inc. .......... 10.625      04/01/2007        507,500
                                                                --------------------------------------------
                                                                Total Retail Stores                1,010,000
                                                                ============================================
Technology (2.7%)
      500,000          American Banknote Corporation.................. 10.375      06/01/2002        491,250
      500,000          Unisys Corporation............................. 12.000      04/15/2003        526,250
      250,000          Unisys Corporation............................. 11.750      10/15/2004        263,125
                                                                --------------------------------------------
                                                                Total Technology                   1,280,625
                                                                ============================================
Telecommunications (5.2%)
      500,000          Globalstar L.P. ............................... 11.375      02/15/2014        495,000
    1,000,000          Paging Network, Inc. .......................... 10.000      10/15/2008        887,500
      750,000          USA Mobile Communications, Inc. ...............  9.500      02/01/2004        626,250
      500,000          Unifi Communications, Inc. .................... 14.000      03/01/2004        492,500
                                                                --------------------------------------------
                                                                Total Telecommunications           2,501,250
                                                                ============================================
Textiles (2.1%)
      500,000          Anvil Knitwear, Inc. .......................... 10.875      03/15/2007        485,000
      500,000          Westpoint Stevens, Inc. .......................  9.375      12/15/2005        511,250
                                                                --------------------------------------------
                                                                Total Textiles                       996,250
                                                                ============================================
Transportation (2.7%)
      500,000          Petro Stopping Centers, L.P. .................. 10.500      02/01/2007        507,500
      750,000          Statia Terminals International N.V. ........... 11.750      11/15/2003        780,000
                                                                --------------------------------------------
                                                                Total Transportation               1,287,500
                                                                ============================================
                                                                --------------------------------------------
                                                                Total Corporate Obligations
                                                                (amortized cost basis $45,169,600)
                                                                                                  44,682,800
                                                                ============================================

                       Short-Term Variable Rate Obligations (5.7%)
                       ================================================================
    2,089,179          American Family Insurance Company *..............................           2,089,179
      609,489          Wisconsin Electric Power Company *...............................             609,489
                                                                --------------------------------------------
                                                                Total Short-Term Variable Rate
                                                                Obligations (cost basis $2,698,668)
                                                                                                   2,698,668
                                                                ============================================
                                                                --------------------------------------------
                                                                TOTAL INVESTMENTS (100%)
                                                                (amortized cost basis $47,868,268)
                                                                                                 $47,381,468
                                                                ============================================


Variable rate demand notes.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Money Market Fund  SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997

     The Fund Seeks: A high level of current income with capital preservation.

     The Fund Is: A diversified portfolio of high-quality, short-term money market instruments.

  Principal Amount   Commercial Paper (99.8%)                      Interest Rate Range*   Maturity Date Range  Market Value
===========================================================================================================================
    $8,000,000       AT&T Company................................. 5.21-5.60%             06/23-08/28/1997     $  7,926,121
     8,000,000       American Express Credit Corporation.......... 5.27-5.38              05/15-06/12/1997        7,958,692
     4,000,000       American General Finance Corporation......... 5.28-5.31              05/05-06/04/1997        3,988,796
     2,000,000       Aristar Incorporated......................... 5.73                   05/01/1997              2,000,000
     7,000,000       Associates Corporation of North America...... 5.29-5.32              05/12-06/20/1997        6,968,008
     7,000,000       Beneficial Corporation....................... 5.28-5.28              05/12-06/12/1997        6,984,160
     8,000,000       CIT Group Holdings Inc. ..................... 5.24-5.30              05/14-05/27/1997        7,976,657
     8,000,000       CPC International............................ 5.28-5.59              05/05-08/07/1997        7,926,409
     5,000,000       Cargill Incorporated......................... 5.27                   06/03/1997              4,975,846
     8,000,000       Coca-Cola Company............................ 5.18-5.25              05/16-05/23/1997        7,980,511
     6,000,000       Countrywide Home Loans, Inc. ................ 5.58-5.65              05/07-06/16/1997        5,977,788
     6,000,000       Federal National Mortgage Association........ 5.42                   06/19/1997              5,955,736
     8,000,000       Ford Motor Credit Corporation................ 5.27-5.61              05/15-07/14/1997        7,954,819
     8,000,000       General Electric Capital Corporation......... 5.31-5.35              05/23-06/09/1997        7,965,160
     8,000,000       General Motors Acceptance Corporation........ 5.26-5.67              05/09-08/21/1997        7,921,884
     3,000,000       Gillette Company............................. 5.52                   07/10/1997              2,967,800
     8,000,000       Heller Financial, Inc. ...................... 5.38-5.70              05/13-07/29/1997        7,924,637
     7,000,000       Household Finance Corporation................ 5.28-5.33              05/30-06/11/1997        6,966,505
     8,000,000       International Business Machines
                     Credit Corporation........................... 5.25-5.60              05/29-07/23/1997        7,957,105
     8,000,000       International Lease Finance Corporation...... 5.55-5.59              06/02-07/30/1997        7,906,221
     4,000,000       John Deere Capital Corporation............... 5.25-5.62              05/01-09/02/1997        3,959,834
     7,000,000       Lucent Technologies, Inc. ................... 5.21-5.53              05/21-06/16/1997        6,972,832
     4,000,000       McGraw-Hill, Inc. ........................... 5.51-5.58              07/11-07/14/1997        3,955,326
     8,000,000       Merrill Lynch & Co., Inc. ................... 5.33-5.65              05/28-08/29/1997        7,932,921
     8,000,000       Norwest Financial, Inc. ..................... 5.25-5.60              05/16-09/08/1997        7,935,162
     7,000,000       Philip Morris Companies, Inc. ............... 5.53-5.54              07/21-08/11/1997        6,902,787
     8,000,000       Sears Roebuck Acceptance Corporation......... 5.29-5.54              05/09-06/18/1997        7,949,252
     4,000,000       Toyota Motor Credit Corporation.............. 5.26-5.30              05/19-05/23/1997        3,988,836
     6,000,000       Transamerica Finance Corporation............. 5.30-5.38              05/06-06/16/1997        5,989,142
                                                                        ---------------------------------------------------
                                                                        Total Commercial Paper                  189,768,947
                                                                        ===================================================

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Money Market Fund - continued SCHEDULE OF INVESTMENTS AS OF APRIL 30,
1997

  Principal Amount     Variable Rate Obligations (0.2%)                                                    Market Value
=======================================================================================================================
          $332,938     Sara Lee Corporation **.................................................................$332,938
            82,303     Wisconsin Electric Power Company **.....................................................  82,303
                                                                 ------------------------------------------------------
                                                                 Total Variable Rate Obligations                415,241
                                                                 ======================================================

                                                                 ------------------------------------------------------
                                                                 TOTAL INVESTMENTS (100%)
                                                                 (amortized cost basis $190,184,188)             $190,184,188
                                                                 ======================================================

*The interest rate shown reflects the coupon rate or, for the securities purchased at a discount, the discount rate at the date of purchase.

**Variable rate demand notes

The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Assets and Liabilities   AS OF APRIL 30, 1997



                                                                       The AAL                The AAL                   The AAL
                                                           Capital Growth Fund     Mid Cap Stock Fund      Small Cap Stock Fund
===============================================================================================================================
Assets
Investments, at value.......................................... $1,853,940,204           $465,680,652               $48,971,868
(Cost: $1,294,947,046, $466,580,130, $52,258,487,
$115,089,454, $119,334,012, $369,940,922, $412,917,232,
$47,868,268 and $190,184,188, respectively)

Unamortized organization &  initial registration expense.......             --                  8,150                    30,248
Dividends and interest receivable..............................      1,402,158                217,274                    21,668
Prepaid expenses...............................................         46,032                 30,002                    10,354
Receivable from securities sold................................             --              6,951,268                   870,959
Receivable for forward contracts held..........................             --                     --                        --
Cash...........................................................        381,029                  1,062                    96,844
-------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                    $1,855,769,423           $472,888,408               $50,001,941
===============================================================================================================================

Liabilities
Payable for forward currency contracts held.................... $           --           $         --               $        --
Payable for investment purchased...............................     48,437,900              6,805,176                 1,997,562
Income distributions payable...................................             --                     --                        --
Redemptions payable............................................             --                450,000                        --
Payable to affiliate...........................................      1,215,042                382,787                    48,398
Accrued expenses...............................................        669,197                246,915                    74,047
-------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                   50,322,139              7,884,878                 2,120,007
-------------------------------------------------------------------------------------------------------------------------------
Net Assets
Trust capital (beneficial interest)............................  1,221,050,027            443,057,203                51,792,236
Accumulated undistributed net investment income (loss).........             --                 23,600                     4,720
Accumulated net realized gain (losses) on investments..........     25,404,099             22,822,205                  (628,403)
Net unrealized appreciation (depreciation) on:
  Investments..................................................    558,993,158               899,478)                (3,286,619)
  Foreign currency contracts...................................             --                     --                        --
  Foreign currency related transactions........................             --                     --                        --
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                 1,805,447,284            465,003,530                47,881,934
-------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital                                   $1,855,769,423           $472,888,408               $50,001,941
===============================================================================================================================

Class A share capital.......................................... $1,794,422,211           $461,732,660               $44,487,852
Shares of beneficial interest outstanding (Class A)............     83,469,506             36,328,998                 4,520,022
  Net asset value per share....................................         $21.50                 $12.71                     $9.84
  Maximum public offering price................................         $22.40                 $13.24                    $10.25
Class B share capital...........................................$   11,025,073           $  3,270,870               $ 3,394,082
Shares of beneficial interest outstanding (Class B)............        513,913                257,783                   345,827
  Net asset value per share....................................         $21.45                 $12.69                     $9.81



The accompanying notes to the financial statements are an integral part of this statement.

                                                                       The AAL             The AAL        The AAL
                                                            International Fund      Utilities Fund      Bond Fund
=================================================================================================================
Assets
Investments, at Value..........................................    $115,757,084       $133,878,824   $368,806,265
(Cost: $1,294,947,046, $466,580,130, $52,258,487,
$115,089,454, $119,334,012, $369,940,922, $412,917,232,
$47,868,268 and $190,184,188, respectively)

Unamortized organization &  initial registration expense.......        47,830              8,353             --
Dividends and interest receivable..............................       413,053            676,406      4,475,999
Prepaid expenses...............................................        34,593             20,286         12,920
Receivable from securities sold................................       115,663                 --     52,301,535
Receivable for forward contracts held..........................    32,533,780                 --             --
Cash...........................................................       114,302            251,207      1,225,234
---------------------------------------------------------------------------------------------------------------
Total Assets                                                     $149,016,305       $134,835,076   $426,821,953
===============================================================================================================

Liabilities
Payable for forward currency contracts held....................  $ 28,941,176       $         --   $         --
Payable for investment purchased...............................     1,041,509                 --     36,249,049
Income distributions payable...................................            --                 --        438,864
Redemptions payable............................................            --                 --             --
Payable to affiliate...........................................       126,869             87,258        259,340
Accrued expenses...............................................       153,011             56,450        141,089
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                                  30,262,565            143,708     37,088,342
---------------------------------------------------------------------------------------------------------------
Net Assets
Trust capital (beneficial interest)............................   111,675,805        120,052,701    411,226,158
Accumulated undistributed net investment income (loss).........      (584,861)           447,037         96,451
Accumulated net realized gain (losses) on investments..........     3,417,724           (353,182)   (20,454,341)
Net unrealized appreciation (depreciation) on:
  Investments..................................................       667,630         14,544,812     (1,134,657)
  Foreign currency contracts...................................     3,592,604                 --             --
  Foreign currency related transactions........................       (15,162)                --             --
--------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  118,753,740        134,691,368    389,733,611
--------------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital                                    $149,016,305       $134,835,076   $426,821,953
====================================================================================================================

A Share Capital................................................  $116,153,782       $134,196,399   $389,342,652
Shares of beneficial interest outstanding (Class A)............    10,221,250         11,838,400     40,418,221
  Net asset value per share....................................        $11.37             $11.34          $9.63
  Maximum public offering price................................        $11.84             $11.81         $10.03
B share Capital................................................  $  2,599,958        $   494,969   $    390,959
Shares of beneficial interest outstanding (Class B)............       229,340             43,529         40,571
  Net asset value per share....................................        $11.34             $11.37          $9.64


                                                                      The AAL                    The AAL                   The AAL
                                                          Municipal Bond Fund       High Yield Bond Fund         Money Market Fund
==================================================================================================================================
Assets
Investments, at Value..........................................  $426,261,547                $47,381,468              $190,184,188
(Cost: $1,294,947,046, $466,580,130, $52,258,487,
$115,089,454, $119,334,012, $369,940,922, $412,917,232,
$47,868,268 and $190,184,188, respectively)

Unamortized organization &  initial registration expense.......            --                     31,060                        --
Dividends and interest receivable..............................     7,216,942                  1,167,691                     1,585
Prepaid expenses...............................................        19,440                      4,586                    31,566
Receivable from securities sold................................            --                         --                        --
Receivable for forward contracts held..........................            --                         --                        --
Cash...........................................................        19,622                    257,877                   251,599
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                      $433,517,551               $48,842,682              $190,468,938
==================================================================================================================================

Liabilities
Payable for forward currency contracts held....................  $         --                $        --              $         --
Payable for investment purchased...............................     9,996,283                  1,246,269                        --
Income distributions payable...................................       309,392                    195,378                    12,064
Redemptions payable............................................       300,000                         --                        --
Payable to affiliate...........................................       271,053                     32,376                    31,647
Accrued expenses...............................................       207,724                     27,713                   239,228
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                  11,084,452                  1,501,736                   282,939
----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Trust capital (beneficial interest)............................   408,503,125                 47,884,066               190,150,788
Accumulated undistributed net investment income (loss).........       (47,081)                     2,019                    35,211
Accumulated net realized gain (losses) on investments..........       632,740                    (58,339)                       --
Net unrealized appreciation (depreciation) on:
  Investments..................................................    13,344,315                   (486,800)                       --
  Foreign currency contracts...................................            --                         --                        --
  Foreign currency related transactions........................            --                         --                        --
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  422,433,099                 47,340,946               190,185,999
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital                                    $433,517,551                $48,842,682              $190,468,938
==================================================================================================================================

A Share Capital................................................  $421,668,316                $44,680,637              $189,616,902
Shares of beneficial interest outstanding (Class A)............    38,610,424                  4,522,329               189,616,902
  Net asset value per share....................................        $10.92                      $9.88                     $1.00
  Maximum public offering price................................        $11.38                     $10.29                        --
B share Capital................................................  $    764,783                $ 2,660,309              $    569,097
Shares of beneficial interest outstanding (Class B)............        70,031                    269,145                   569,097
  Net asset value per share....................................        $10.92                      $9.88                     $1.00

Statement of Operations            FOR THE YEAR ENDED APRIL 30, 1997

                                                                            The AAL             The AAL               The AAL
                                                                Capital Growth Fund  Mid Cap Stock Fund  Small Cap Stock Fund
=============================================================================================================================

Investment Income
Dividends.........................................................     $ 23,256,460       $   1,126,616           $    56,842
Taxable interest..................................................        3,182,480             787,728               124,827
Tax exempt interest...............................................               --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  26,438,940           1,914,344               181,669
-----------------------------------------------------------------------------------------------------------------------------
Expenses
Adviser fees......................................................        9,121,422           3,188,294               159,016
Sub-Adviser fees..................................................               --                  --                    --
Audit and legal fees..............................................           23,519              18,780                17,121
Custody fees......................................................          110,250              51,536                13,777
Administrative service and pricing fees...........................           39,291              39,774                34,242
Amortization of organizational costs & registration fees..........               --               7,333                 6,018
Printing and postage expense......................................          511,936             257,764                25,372
Distribution expense (12b-1 and service fee) Class A..............        3,932,100           1,148,160                51,836
Distribution expense (12b-1 and service fee) Class B..............           14,856               4,788                 4,677
SEC and state registration expense................................           95,693              65,022                 2,386
Transfer agent fees...............................................        2,186,703           1,135,029                96,676
Shareholder maintenance fees Class A..............................          591,258             297,260                22,377
Shareholder maintenance fees Class B..............................            1,464                 746                   786
Trustees fees and expenses........................................            5,261               5,261                 5,261
Other expenses....................................................           26,545               8,730                 1,868
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           16,660,298           6,228,477               441,413
-----------------------------------------------------------------------------------------------------------------------------

Less reimbursement from Adviser...................................               --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                                       16,660,298           6,228,477               441,413
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
Net Investment Income (Loss)                                              9,778,642          (4,314,133)             (259,744)
-----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments........................       63,871,032          57,272,939               356,648
Net realized gains on foreign currency transactions...............               --                  --                    --
Increase (decrease) in unrealized appreciation on investments.....      221,360,237        (105,788,808)           (3,286,619)
Increase in unrealized appreciation on currency transactions......               --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Net Realized & Unrealized Gains (Losses)
on Investments                                                          285,231,269         (48,515,869)           (2,929,971)
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
Net Increase (Decrease) in Net Assets Resulting from Operations        $295,009,911       $ (52,830,002)          $(3,189,715)
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this statement.

                                                                     The AAL         The AAL        The AAL                The AAL
                                                          International Fund  Utilities Fund      Bond Fund    Municipal Bond Fund
==================================================================================================================================

Investment Income
Dividends......................................................  $ 1,818,527      $4,920,466    $        --           $         --
Taxable interest...............................................      781,934       1,149,407     29,597,038                309,790
Tax Exempt interest............................................           --              --             --             23,244,308
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                            2,600,461       6,069,873     29,597,038             23,554,098
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Adviser fees...................................................      218,396         643,863      2,214,486              2,153,751
Sub-Adviser fees...............................................      655,189              --             --                     --
Audit and legal fees...........................................       35,306          19,637         20,118                 17,713
Custody fees...................................................       85,556          10,475         28,466                 26,461
Administrative service and pricing fees........................       70,723          37,691         40,701                 50,519
Amortization of organizational costs & registration fees.......       14,691           9,030             --                     --
Printing and postage expense...................................       90,375          52,291        108,247                 72,287
Distribution expense (12b-1 and service fee) Class A...........      217,533         321,723      1,044,604              1,055,236
Distribution expense (12b-1 and service fee) Class B...........        3,452             837            587                  1,318
SEC and state registration expense.............................       45,396          39,718         35,519                 43,232
Transfer agent fees............................................      314,720         270,650        455,215                246,659
Shareholder maintenance fees Class A...........................       75,220          62,009        124,778                 67,625
Shareholder maintenance fees Class B...........................          444              75             30                     38
Trustees fees and expenses.....................................        5,261           5,261          5,261                  5,261
Other expenses.................................................        2,922           2,424          9,170                  3,287
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                     1,834,740       1,475,609      4,087,152              3,743,349
----------------------------------------------------------------------------------------------------------------------------------

Less reimbursement from Adviser................................           --              --             --                     --
----------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                                 1,834,740       1,475,609      4,087,152              3,743,349
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
Net Investment Income (Loss)                                         765,721       4,594,264     25,509,886             19,810,749
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses) on Investments

Net realized gains (losses) on investments.....................    4,041,492         487,429     (4,679,871)             2,734,930
Net realized gains on foreign currency transactions............      843,337              --             --                     --
Increase (decrease) in unrealized appreciation on investments..   (2,584,263)      4,767,805      5,711,712              4,568,598
Increase in unrealized appreciation on currency transactions...    3,285,289              --             --                     --
----------------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gains (Losses)
on Investments                                                     5,585,855       5,255,234      1,031,841              7,303,528
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
Net Increase (Decrease) in Net Assets Resulting from Operations  $ 6,351,576      $9,849,498    $26,541,727            $27,114,277
----------------------------------------------------------------------------------------------------------------------------------

                                                                            The AAL                The AAL
                                                               High Yield Bond Fund      Money Market Fund
=============================================================================================================================

Investment Income
Dividends......................................................          $       --            $       --
Taxable interest...............................................           1,015,669             8,517,907
Tax Exempt interest............................................                  --                    --
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   1,015,669             8,517,907
------------------------------------------------------------------------------------------------------------------------------
Expenses
Adviser fees...................................................              60,205               780,148
Sub-Adviser fees...............................................                  --                    --
Audit fees.....................................................               4,130                13,288
Custody fees...................................................               4,418                15,200
Administrative service and pricing fees........................              12,156                38,783
Legal fees.....................................................               1,215                 7,553
Amortization of organizational costs & registration fees.......               2,031                    --
Printing and postage expense...................................               2,070               122,869
Distribution expense (12b-1 and service fee) Class A...........              24,146               194,974
Distribution expense (12b-1 and service fee) Class B                          3,756                   445
SEC and state registration expense.............................                  21                59,064
Transfer agent fees............................................              13,927               398,517
Shareholder maintenance fees Class A...........................               1,038                79,157
Shareholder maintenance fees Class B...........................                 199                     5
Trustees fees and expenses.....................................               2,926                 5,261
Other expenses.................................................                 427                 6,676
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                              131,450             1,714,387
------------------------------------------------------------------------------------------------------------------------------

Less reimbursement from Adviser................................             (28,291)             (854,798)
------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                                          103,159               859,589
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
Net Investment Income (Loss)                                                912,510            7,658,318
------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments.....................             (58,339)                  --
Net realized gains on foreign currency transactions............                  --                   --
Increase (decrease) in unrealized appreciation on investments..            (486,800)                  --
Increase in unrealized appreciation on currency transactions...                  --                   --
------------------------------------------------------------------------------------------------------------------------------
Net Realized & Unrealized Gains (Losses)
on Investments                                                             (545,139)                  --
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
Net Increase (Decrease) in Net Assets Resulting from Operations            $ 367,371           $7,658,318
------------------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                      The AAL Capital Growth Fund              The AAL Mid Cap Stock Fund

                                                      Year Ended       Year Ended           Year Ended            Year Ended
                                                      4/30/96          4/30/97              4/30/96               4/30/97

================================================================================================================================

Operations
----------
Net investment income (loss)..........................   $13,985,245       $9,778,642        $(2,485,777)           $(4,314,133)

Net realized gains (losses) on
investment transactions...............................    68,503,278       63,871,032         67,728,842             57,272,939

Net realized gains (losses) on
foreign currency transactions.........................            --               --                 --                     --

Increase (decrease) in unrealized
appreciation on investments...........................   189,806,057      221,360,237         70,556,642           (105,788,808)

Increase in unrealized appreciation
on foreign currency...................................            --               --                 --                     --
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                272,294,580      295,009,911        135,799,707            (52,830,002)
--------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
-----------------------------
Distributions from net investment income
Class A...............................................   (14,682,748)     ( 9,778,642)                --                     --

Distributions from net investment income
Class B...............................................            --               --                 --                     --

Capital gains distributions Class A...................   (35,099,992)     (74,870,516)                --            (78,919,695)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders...................   (49,782,740)     (84,649,158)                --            (78,919,695)
--------------------------------------------------------------------------------------------------------------------------------

Trust Shares Transactions
-------------------------
Purchases of trust shares.............................   171,912,068      249,270,564        100,047,117            152,186,004

Income dividends reinvested...........................    14,539,765       11,253,149                 --                     --

Capital gains distributions reinvested................    34,786,821       72,686,041                 --             78,042,123

Redemption of trust shares............................   (94,566,393)    (119,475,445)       (31,664,066)           (58,449,728)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase in Trust Capital                            126,672,261      213,734,309         68,383,051            171,778,399
===============================================================================================================================
Net Increase in Net Assets                               349,184,101      424,095,062        204,182,758             40,028,702
===============================================================================================================================
Net Assets Beginning of Period                         1,032,168,121    1,381,352,222        220,792,070            424,974,828
===============================================================================================================================
Net Assets End of Period (1)                          $1,381,352,222   $1,805,447,284       $424,974,828           $465,003,530
===============================================================================================================================

(a) Since inception July 1, 1996.
(b) Since inception August 1, 1995.
(1) Including undistributed net investment income of $3,845,698 and $0 for The AAL Capital Growth Fund; $0 and $23,600 for The AAL Mid Cap Stock Fund; $4,720 for The AAL Small Cap Stock Fund; $1,350,310 and $(584,861) for The AAL International Fund; $533,101 and $447,037 for The AAL Utilities Fund for each period, respectively.

The accompanying notes to the financial statements are an integral part of this statement.






                                  The AAL Small Cap Stock Fund     The AAL International Fund           The AAL Utilities Fund
                                          Period Ended              Period Ended  Year Ended          Year Ended      Year Ended
                                          4/30/97 (a)               4/30/96 (b)   4/30/97             4/30/96         4/30/97
====================================================================================================================================
Operations
----------
Net investment income (loss)..................   $(259,744)          $172,634          $765,721           $3,188,811     $4,594,264

Net realized gains (losses) on
investment transactions.......................     356,648             55,899         4,041,492             (771,932)       487,429

Net realized gains (losses) on
foreign currency transactions.................          --            322,668           843,337                   --             --

Increase in unrealized appreciation
appreciation on investments...................  (3,286,619)         3,251,893        (2,584,263)          10,947,842      4,767,805

Increase in unrealized appreciation
on foreign currency...........................          --            292,153         3,285,289                   --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                       (3,189,715)         4,095,247         6,351,576           13,364,721      9,849,498
====================================================================================================================================

Distributions to Shareholders
-----------------------------
Distributions from net investment income
Class A.......................................          --            (59,178)       (2,818,054)          (2,958,088)    (4,697,577)

Distributions from net investment income
Class B.......................................          --                 --                --                   --           (837)

Capital gains distributions Class A...........    (726,525)              (809)         (509,864)                  --             --

-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders               (726,525)           (59,987)       (3,327,918)          (2,958,088)    (4,698,414)
===================================================================================================================================

Trust Shares Transactions
-------------------------
Purchases of trust shares.....................  53,019,419         53,745,186        63,370,618           41,504,800     32,639,353

Income dividends reinvested...................          --             56,542         2,756,776            2,809,415      4,372,914

Capital gains distributions reinvested........     721,583                771           498,910                   --             --

Redemption of trust shares....................  (1,942,828)          (720,574)       (8,013,407)         (11,121,866)   (21,932,369)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Trust Capital                   51,798,174         53,081,925        58,612,897           33,192,349     15,079,898
====================================================================================================================================
Net Increase in Net Assets                      47,881,934         57,117,185        61,636,555           43,598,982     20,230,982
====================================================================================================================================
Net Assets Beginning of Period                          --                 --        57,117,185           70,861,404    114,460,386
====================================================================================================================================
Net Assets End of Period (1)                   $47,881,934        $57,117,185      $118,753,740         $114,460,386   $134,691,368
====================================================================================================================================

(a) Since inception July 1, 1996.
(b) Since inception August 1, 1995.
(1) Including undistributed net investment income of $3,845,698 and $0 for The AAL Capital Growth Fund; $0 and $23,600 for The AAL Mid Cap Stock Fund; $4,720 for The AAL Small Cap Stock Fund; $1,350,310 and $(584,861) for The AAL International Fund; $533,101 and $447,037 for The AAL Utilities Fund for each period, respectively.



                                                          The AAL Bond Fund                   The AAL Municipal Bond Fund
                                                  Year Ended             Year Ended        Year Ended              Year Ended
                                                  4/30/96                4/30/97           4/30/96                 4/30/97
===============================================================================================================================
Operations
----------
Net investment income (loss)...............       $ 25,889,466           $  25,509,886     $ 18,870,527            $ 19,810,749

Net realized gains (losses) on
investment transactions....................         (2,338,822)             (4,679,871)       9,680,486               2,734,930

Net realized gains (losses) on
foreign currency transactions..............                 --                      --               --                      --

Increase (decrease) in unrealized
appreciation on investments................          2,660,208               5,711,712          555,380               4,568,598

Increase in unrealized appreciation
on foreign currency........................                 --                      --               --                      --
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                           26,210,852              26,541,727       29,106,393              27,114,277
-------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
-----------------------------
Distributions from net investment income
Class A....................................        (25,889,466)            (25,506,598)     (18,870,527)            (19,805,296)

Distributions from net investment income
Class B....................................                 --                  (3,288)              --                  (5,453)

Capital gains distributions Class A........                 --                      --       (2,937,391)             (7,015,210)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                (25,889,466)            (25,509,886)     (21,807,918)            (26,825,959)
-------------------------------------------------------------------------------------------------------------------------------

Trust Shares Transactions
-------------------------
Purchases of trust shares..................         48,352,817              38,659,955       52,190,830                 811,680

Income dividends reinvested................         21,399,951              20,213,589       16,770,677              16,258,819

Capital gains distributions reinvested.....                 --                      --        2,442,657               5,824,183

Redemption of trust shares.................        (68,582,631)           (101,018,460)     (43,691,180)            (55,527,221)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust Capital             1,170,137             (42,144,916)      27,712,984               9,367,461
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                1,491,523             (41,113,075)      35,011,459               9,655,779
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                     429,355,163             430,846,686      377,765,861             412,777,320
-------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (1)                      $430,846,686           $ 389,733,611     $412,777,320            $422,433,099
===============================================================================================================================

(a) Since inception January 8, 1997.

(1) Including undistributed net investment income of $41,051 and $96,451 for The AAL Bond Fund; $41,917 and $(47,081) for The AAL Municipal Bond Fund; $2,019 for The AAL High Yield Bond Fund; and $35,211 and $35,211 for The AAL Money Market Fund for each period, respectively.

The accompanying notes to the financial statements are an integral part of this statement.



  The AAL High Yield Bond Fund           The AAL Money Market Fund

           Period Ended             Year Ended                Year Ended
           4/30/97 (a)              4/30/96                   4/30/97
========================================================================
           $912,510                 $4,407,596                $7,658,318


            (58,339)                        --                        --



                 --                         --                        --


           (486,800)                        --                        --


                 --                         --                        --
------------------------------------------------------------------------

            367,371                  4,407,596                 7,658,318
------------------------------------------------------------------------




           (879,944)                (4,407,596)               (7,656,186)


            (32,566)                        --                    (2,132)

                 --                         --                        --
------------------------------------------------------------------------
           (912,510)                (4,407,596)               (7,658,318)
------------------------------------------------------------------------

         48,042,384                180,198,221               298,188,613
            281,381                  4,222,862                 7,658,318

                 --                         --                        --
           (437,680)              (138,617,667)             (231,675,023)
------------------------------------------------------------------------
         47,886,085                 45,803,416                74,171,908
------------------------------------------------------------------------
         47,340,946                 45,803,416                74,171,908
------------------------------------------------------------------------
                 --                 70,210,675               116,014,091
------------------------------------------------------------------------
        $47,340,946              $ 116,014,091             $ 190,185,999
========================================================================

AS OF APRIL 30, 1997


A: Organization

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of The AAL Capital Growth, Mid Cap Stock (formerly known as The AAL Smaller Company Stock Fund), Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond, Money Market and U.S. Government Zero Coupon Target Funds 2001 and 2006. The eleven AAL Mutual Funds are collectively referred to as the "Funds". On January 8, 1997, the Trust began issuing two classes of Fund shares in The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Utilities, Bond, Municipal Bond, High Yield Bond and Money Market Funds. The Series A shares are subject to a maximum 4.00% sales charge of the offering price and a 0.25% annual service fee. Series B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee. In addition, Series B shares have a contingent deferred sales charge of 5% declining 1% each year upon redemption during the first five years. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

B: Significant Accounting Policies

The Funds' principal accounting policies are:

Valuation

Securities traded on national securities exchanges abroad are valued at last reported sales prices. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. Interest bearing money market instruments and variable rate demand notes are valued at a cost that approximates the market. All other instruments held by The AAL Money Market Fund and money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. The AAL International Fund invests in foreign securities, including stocks, bonds, notes and convertible securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under supervision of the Board of Trustees.

Foreign Currency Translation

     The market values of securities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars using the exchange quotation in effect at the time net asset value is calculated. The costs of such securities are translated at exchange rates prevailing when acquired. Additionally, other assets and liabilities denominated in foreign currencies are translated into U.S. dollars. The AAL International Fund does not isolate that portion of realized gains and losses on investments that is due to changes in foreign exchange rates due to changes in market prices of the equity securities. However, for federal income tax purposes The AAL International Fund does isolate and treat as ordinary income the effect of changes in foreitn exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences.

Foreign Currency  Contracts

In connection  with  purchases and sales of  securities  denominated  in foreign currencies, The AAL International Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these currency contracts or the related foreign security trades, The AAL International Fund could be exposed to foreign currency fluctuations.

Federal Income Taxes

It is each Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes and no Federal income tax provision is required.

Income and Expenses

The Funds are charged for those expenses that are directly attributed to each portfolio, such as advisory, custodian and shareholder service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Funds in proportion to respective net assets, number of shareholder accounts or other reasonable basis. Net investment income for the classes' specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Distributions  to  Shareholders

Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex- dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Mid Cap Stock, Small Cap Stock and International Funds are declared and paid annually. Dividends from The AAL Utilities Fund are declared and paid quarterly. Dividends from The AAL Bond, Municipal Bond, High Yield Bond and Money Market Funds are declared daily and distributed monthly. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year. For The AAL Capital Growth and Utilities Fund the percentage of income, which is eligible for the corporate dividend deduction for the fiscal year ended April 30, 1997, is 100% and 97.6% respectively (unaudited). The AAL Municipal Bond Fund designated 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended April 30, 1997.

Credit Risk

The Funds hold investments in variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance on the instruments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other

For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex- dividend date and interest income is recognized on an accrual basis. Discounts and premiums on municipal bonds are amortized over the life of the respective bonds. Discounts on bonds purchased after April 30, 1995, are amortized over the life of the respective bonds in The AAL International, Utilities, Bond and High Yield Bond Funds. Realized gains or losses on sales are determined on a specific cost

AS OF APRIL 30, 1997

identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Mid Cap Stock, Small Cap Stock, International, Utilities and High Yield Bond Funds is being amortized over the period of benefit, but not to exceed 60 months from each Fund's commencement of operation.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

C: Investment Advisory Management Fees and Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation (the "Adviser"), under which each of the mutual fund portfolios pay a fee for investment advisory services.

For periods prior to November 1, 1995, the Adviser had entered into sub-advisory agreements with Duff & Phelps Investment Management Company and Pilgrim Baxter & Associates LTD for which the Adviser paid a portion of its fees. Effective November 1, 1995, the Board of Trustees approved the termination of the sub-advisory agreement with both Duff & Phelps Investment Management Company and Pilgrim Baxter & Associates LTD and approved the current fee schedule described below.

Effective November 1, 1995, the annual rates of fees under the Investment Advisory Agreement are calculated at the following rates: .70 of 1% on the first $250 million of average daily net assets, .65 of 1% on the next $250 million,
 .575 of 1% on the next $500 million and .50 of 1% on average daily net assets over $1 billion for The AAL Capital Growth Fund; .75 of 1% on the first $200 million of average daily net assets and .65 of 1% on the average daily net assets over $200 million for The AAL Mid Cap Stock and Small Cap Stock Funds; 1% on average daily net assets for The AAL International Fund; .50 of 1% on the first $250 million of average daily net assets and .45 of 1% on average daily net assets over $250 million for The AAL Utilities Fund; .55 of 1% on the first $250 million of average daily net assets, .50 of 1% on the next $250 million and
 .45 of 1% on average daily net assets over $500 million for The AAL Bond and Municipal Bond Funds; .60 of 1% on average daily net assets for The AAL High Yield Bond Fund; .50 of 1% on the first $500 million and .45 of 1% on average daily net assets over $500 million for The AAL Money Market Fund. The AAL International Fund has entered into a Sub-Advisory Agreement with Societe Generale Asset Management Corporation, which is paid .75 of 1% on average daily net assets.

The Trust has entered into an Administrative Services Agreement with the Adviser pursuant to which the Adviser provides certain administrative services. The Adviser earned the following fees from the respective Funds for the year ended April 30, 1997: $35,000 for The AAL Capital Growth, Mid Cap Stock, Utilities, Bond, Municipal Bond and Money Market Funds; $29,167 for The AAL Small Cap Stock Fund; $40,000 for The AAL International Fund; and $11,667 for The AAL High Yield Bond Fund.

The Trust has also contracted with AAL Capital Management Corporation for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $4.08 per year per shareholder account.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On Class A shares, a service fee of 0.25% of 1% for The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Utilities, Bond, Municipal Bond and High Yield Bond Funds; and 0.125% of 1% for The AAL Money Market Fund; the Class B shares, a service fee of 0.25% of 1% and a 12b-1 Distribution Fee of .75% of 1% for The AAL Capital Growth, Mid Cap Stock, Small Cap Stock, International, Utilities, Bond, Municipal Bond and High Yield Bond Funds; a service fee of 0.125% of 1% and a 12b-1 Distribution Fee of
 .75% of 1% for The AAL Money Market Fund.

Trustees of the Trust not affiliated with AAL or the Adviser receive an annual fee of $10,000 and $1,000 for each meeting of the Board of Trustees, or Committee thereof, attended. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Adviser voluntarily has reimbursed various Funds since inception. As of April 30, 1997, the Adviser is waiving the AAL Money Market Fund.425% of average daily net assets. In addition, AAL Capital Management Corporation is waiving all expenses in excess of 1.00% for Class A and 1.75% for Class B of The AAL High Yield Bond Fund. Voluntary waiver of expenses to these funds may be modified or discontinued at any time by the Adviser.

AAL is the ultimate parent company for AAL Capital Management Corporation.

AS OF APRIL 30, 1997


D: Security Transactions

During the years ended April 30, 1996, and 1997, purchases and sales of securities other than short-term obligations were as follows:


                                        Purchases                     Sales
                                -------------------------- ---------------------------
                                        Years Ended                Years Ended
                                  4/30/96       4/30/97       4/30/96       4/30/97
======================================================================================
The AAL Capital Growth Fund     $557,752,827  $511,839,315  $517,205,642  $367,734,996
The AAL Mid Cap Stock Fund       326,900,164   586,304,570   253,451,798   499,728,977
The AAL Small Cap Stock Fund             N/A    82,807,470           N/A    32,623,815
The AAL International Fund        46,911,078    63,954,615       267,466    13,112,616
The AAL Utilities Fund            38,069,103    33,256,370    18,309,757     6,189,126
The AAL Bond Fund                541,194,780   859,392,631   547,177,273   927,975,869
The AAL Municipal Bond Fund      507,267,650   470,376,617   500,090,847   493,033,170
The AAL High Yield Bond Fund             N/A    55,060,147           N/A     9,837,171

For the year  ended  April  30,  1996,  and 1997,  The AAL Bond  Fund  purchased
$161,637,969  and  $353,792,852  ,  respectively,   and  sold  $231,199,644  and
$375,639,422, respectively, in U.S. government obligations.

For the year ended April 30, 1996, and 1997, The AAL Utilities Fund purchased $3,238,102 and $0, respectively, and sold $5,595,031 and $0, respectively, in U.S. government obligations.



As of April 30,  1997,  the cost of  investments  for  federal  income  tax purposes for each of the Funds was as follows:
The AAL Capital Growth Fund                                             $1,294,947,046
The AAL Mid Cap Stock Fund                                                 467,089,829
The AAL Small Cap Stock Fund                                                52,426,743
The AAL International Fund                                                 119,734,651
The AAL Utilities Fund                                                     119,334,012
The AAL Bond Fund                                                          369,941,732
The AAL Municipal Bond Fund                                                412,934,046
The AAL High Yield Bond Fund                                                47,868,268
The AAL Money Market Fund                                                  190,184,188

Any differences between book and tax are due primarily to wash sale losses.
In addition, the cost basis differences in The AAL International Fund are due to mark to market adjustments for passive foreign investment companies and Section
1256 contracts.

The AAL Bond  Fund,  The AAL High Yield Bond Fund,  and the AAL Small Cap Stock
Fund, realized on a tax basis, post October losses of $2,019,715, $58,339 and $499,138 respectively. Such amounts may be used to offset future capital gains.

     At April 30, 1997, The AAL Utility Fund had accumulated net realized capital loss carry overs of $353,182 expiring in 2004. The AAL Bond Fund had accumulated net realized capital loss carry overs of $4,972,985 expiring in 2003, $10,693,380 expiring in 2004 and $2,767,451 expiring in 2005. To the extent The AAL Utility Fund and The AAL Bond Fund realize future net capital gains, taxable distribution to shareholders will be offset by any unused capital loss carry over.


AS OF APRIL 30, 1997


                                                    4/30/96                                        4/30/97

                                                                    Net Unrealized                                  Net Unrealized
                                                                     Appreciation                                    Appreciation
                                    Appreciation   (Depreciation)   (Depreciation)  Appreciation  (Depreciation)    (Depreciation)
==================================================================================================================================

The AAL Capital
Growth Fund                         $351,273,890     $(13,640,969)   $337,632,921   $587,689,407     $(28,696,249)      $558,993,158

The AAL Mid Cap
Stock Fund                           113,186,743       (8,297,413)    104,889,330     43,560,575      (44,460,053)         (899,478)

The AAL Small Cap
Stock Fund                                   N/A              N/A             N/A      2,002,184       (5,288,803)       (3,286,619)

The AAL
International Fund                     4,211,438         (959,545)      3,251,893     13,348,307       (9,088,073)         4,260,234

The AAL Utilities Fund                11,405,167       (1,628,160)      9,777,007     18,968,225       (4,423,413)        14,544,812

The AAL Bond Fund                      4,559,814      (11,406,183)     (6,846,369)     1,834,241       (2,968,898)       (1,134,657)

The AAL Municipal
Bond Fund                              9,884,307       (1,108,590)      8,775,717     13,710,118         (365,803)        13,344,315

The AAL High Yield
Bond Fund                                    N/A              N/A             N/A        211,334         (698,134)         (486,800)

E: Trust Transactions
Transactions in trust shares were as follows:

                                                       The AAL Capital Growth Fund
                                      -------------------------------------------------------------
                                            Class A Shares                      Class B Shares
                                      ----------------------------         ------------------------
                                             Years Ended                          Period Ended
                                        4/30/96           4/30/97                    4/30/97
===================================================================================================
Shares purchased                       9,785,929        11,764,223                   516,710
Income dividends reinvested              864,754           569,065                        --
Capital gains reinvested               1,978,773         3,513,100                        --
Shares redeemed                       (5,428,045)       (5,906,836)                   (2,797)
                                      ----------        ----------                   --------
Net increase of trust shares           7,201,411         9,939,552                   513,913
                                      ==========        ==========                   =======

                                                       The AAL Mid Cap Stock Fund
                                      --------------------------------------------------------------
                                             Class A Shares                     Class B Shares
                                      ---------------------------      -----------------------------
                                              Years Ended                         Period Ended
                                        4/30/96          4/30/97                     4/30/97
====================================================================================================
Shares purchased                       6,940,300        9,684,073                     257,913
Income dividends reinvested                   --               --                          --
Capital gains reinvested                      --        5,777,146                          --
Shares redeemed                       (2,323,788)      (3,973,092)                       (130)
                                      ----------       ----------                     --------
Net increase of trust shares           4,616,512       11,488,127                      257,783
                                      ==========       ==========                      =======

AS OF APRIL 30, 1997

                                            The AAL Small Cap Stock Fund
                                  ----------------------------------------------
                                      Class A Shares           Class B Shares
                                  -----------------------   --------------------
                                        Period Ended             Period Ended
                                                  4/30/97              4/30/97
================================================================================
Shares purchased                                4,637,506              345,998
Income dividends reinvested                            --                   --
Capital gains reinvested                           65,191                   --
Shares redeemed                                  (182,675)                (171)
                                                ---------              -------
Net increase of trust shares                    4,520,022              345,827
                                                =========              =======

                                             The AAL International Fund
                                  ----------------------------------------------
                                      Class A Shares           Class B Shares
                                  -----------------------   --------------------
                                        Years Ended             Period Ended
                                    4/30/96       4/30/97              4/30/97
================================================================================
Shares purchased                  5,220,133     5,486,739              229,431
Income dividends reinvested           5,611        45,809                   --
Capital gains reinvested                 77       252,387                   --
Shares redeemed                     (69,174)     (720,333)                 (92)
                                  ---------     ---------              -------
Net increase of trust shares      5,156,647     5,064,602              229,339
                                  =========     =========              =======

                                              The AAL Utilities Fund
                                  ----------------------------------------------
                                       Class A Shares          Class B Shares
                                  -----------------------   --------------------
                                        Years Ended              Period Ended
                                    4/30/96       4/30/97              4/30/97
================================================================================
Shares purchased                  3,811,394     2,906,152               43,457
Income dividends reinvested         261,139       393,768                   74
Capital gains reinvested                 --            --                   --
Shares redeemed                  (1,056,401)   (1,958,613)                  (2)
                                  ---------     ---------               ------
Net increase of trust shares      3,016,132     1,341,307               43,529
                                  =========     =========               ======

AS OF APRIL 30, 1997

                                                               The AAL Bond Fund
                                        ---------------------------------------------------------------
                                               Class A Shares                    Class B Shares
                                        -----------------------------    ------------------------------
                                                 Years Ended                       Period Ended
                                         4/30/96             4/30/97                         4/30/97
=======================================================================================================
Shares purchased                          4,899,331         3,970,015                          40,256
Income dividends reinvested               2,163,280         2,091,671                             325
Capital gains reinvested                         --                --                              --
Shares redeemed                          (6,934,723)      (10,449,930)                            (10)
                                          ---------        ----------                          ------
Net increase (decrease) of trust shares     127,888       (4,388,244)                         40,571
                                            =======         =========                          ======


                                                           The AAL Municipal Bond Fund
                                        ---------------------------------------------------------------
                                               Class A Shares                    Class B Shares
                                        ----------------------------      -----------------------------
                                                Years Ended                        Period Ended
                                           4/30/96           4/30/97                          4/30/97
=======================================================================================================
Shares purchased                            4,715,857       3,803,846                           71,756
Income dividends reinvested                 1,521,292       1,469,699                              453
Capital gains reinvested                      215,973         521,880                               --
Shares redeemed                            (3,963,923)     (5,033,038)                          (2,178)
                                            ---------       ---------                          -------
Net increase of trust shares                2,489,199         762,387                           70,031
                                            =========       =========                          =======

                                                             The AAL High Yield Bond Fund
                                        ---------------------------------------------------------------
                                               Class A Shares                    Class B Shares
                                        ----------------------------      -----------------------------
                                                       Period Ended                       Period Ended
                                                       4/30/97                            4/30/97
=======================================================================================================
Shares purchased                                       4,536,334                               271,056
Income dividends reinvested                               26,252                                 2,140
Capital gains reinvested                                      --                                    --
Shares redeemed                                          (40,257)                               (4,051)
                                                     -----------                             ---------
Net increase of trust shares                           4,522,329                               269,145
                                                     ===========                             =========

AS OF APRIL 30, 1997

                                                The AAL Money Market Fund
                                ------------------------------------------------------------
                                       Class A Shares                  Class B Shares
                                -----------------------------    ---------------------------
                                        Years Ended                      Period Ended
                                   4/30/96          4/30/97                         4/30/97
============================================================================================
Shares purchased                 180,198,222      297,511,853                        676,761
Income dividends reinvested        4,222,862        7,656,532                          1,786
Capital gains reinvested                  --               --                             --
Shares redeemed                 (138,617,668)    (231,565,574)                      (109,450)
                                ------------     ------------                       --------
Net increase of trust shares      45,803,416       73,602,811                        569,097
                                ============     ============                       ========

F: Forwarded Currency Contracts

As of April 30, 1997, The AAL International Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $3,592,604.

Settlement Date   Currency to Be Delivered     U.S. Value at       Currency to Be Received     U.S. Value at
Through                                       April 30, 1997                                  April 30, 1997
============================================================================================================
05/01/97           54,623   U.S. Dollar         $    54,623        78,767   New Zealand Dollar   $    54,609
05/01/97           24,282   U.S. Dollar              24,282       188,100   Hong Kong Dollar          24,284
05/01/97           80,281   U.S. Dollar              80,281    10,188,423   New Zealand Dollar        80,905
05/02/97           19,263   U.S. Dollar              19,263       149,219   Hong Kong Dollar          19,267
05/02/97          (61,836)  U.S. Dollar             (61,826)      107,058   Deustche Mark            (62,099)
05/02/97           37,882   U.S. Dollar              37,882     4,807,615   Japanese Yen              37,951
05/05/97           97,099   U.S. Dollar              97,099       168,136   Deutsche Mark             97,550
05/05/97           54,885   U.S. Dollar              54,885        79,144   New Zealand Dollar        55,021
05/05/97          129,544   U.S. Dollar             129,544       190,871   Swiss Franc              130,261
05/06/97           92,234   U.S. Dollar              92,234    11,705,364  Japanese Yen               92,280
05/06/97          219,871   U.S. Dollar             219,871       323,958   Swiss Franc              219,706
05/07/97        5,739,000   Swiss Franc           4,448,605     3,897,189   U.S. Dollar            3,897,189
05/14/97        6,355,500   Deutsche Mark         4,279,769     3,672,426   U.S. Dollar            3,672,426
05/21/97       25,826,600   French Franc          5,131,754     4,429,645   U.S. Dollar            4,429,645
05/28/97      415,880,000   Japanese Yen          3,928,866     3,278,182   U.S. Dollar            3,278,182
05/30/97          (66,182)  U.S. Dollar             (66,182)     (386,258)  French Franc             (66,396)
08/08/97       37,435,000   French Franc          7,089,589     6,453,754   U.S. Dollar            6,453,754
09/10/97        1,175,000   Swiss Franc             822,843       809,117   U.S. Dollar              809,117
09/17/97        1,241,000   Deutsche Mark           736,251       723,615   U.S. Dollar              723,615
09/24/97      537,300,000   Japanese Yen          4,752,239     4,324,694   U.S. Dollar            4,324,694
10/03/97          963,000   New Zealand Dollar      661,908       669,215   U.S. Dollar              669,215
                                                -----------                                      -----------
                                                $32,533,780                                      $28,941,176
                                                ===========                                      ===========

                      This page intentionally left blank.


                                          The AAL Mutual Funds Annual Report  82

Financial Highlights

PER SHARE INFORMATION
The AAL Capital Growth Fund

                                                     Period Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                     4/30/88         4/30/89        4/30/90        4/30/91        4/30/92
============================================================================================================================

Net asset value:
Beginning of period.........................         $ 10.00         $ 8.36         $ 9.84         $ 10.72        $ 12.42

Income from Investment Operations
Net investment income (loss)................           0.112          0.218          0.233           0.271          0.276
Net realized and unrealized gain (loss)
on investments..............................          (1.709)         1.466          0.889           1.726          1.659
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (1.597)         1.684          1.122           1.997          1.935
----------------------------------------------------------------------------------------------------------------------------
Distributions from:
Net investment income.......................          (0.043)        (0.204)        (0.242)         (0.269)        (0.280)
Net realized capital gains(e)...............               -              -              -          (0.028)        (0.015)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.043)        (0.204)        (0.242)         (0.297)        (0.295)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..          (1.640)         1.480          0.880           1.700          1.640
Net asset value:
End of period...............................         $  8.36         $ 9.84         $10.72         $ 12.42        $ 14.06
============================================================================================================================
Average commission per share................               -              -              -              -              -

Total return (d)............................          (15.95)%        20.46%         11.45%         18.93%         15.77%

Net assets, end of period...................     $23,672,346    $48,915,003   $119,731,099   $209,055,868   $423,231,713

Ratio of expenses to average
net assets (a) (b)..........................            1.50%          1.50%          1.44%          1.41%          1.28%

Ratio of net investment income to
average net assets (a) (c)..................            2.61%          2.80%          2.56%          2.59%          2.27%

Portfolio turnover rate.....................            1.36%          2.78%          1.43%          2.26%          1.11%

                                                                        Class A          Class B
Year Ended          Year Ended        Year Ended       Year Ended       Year Ended       Period Ended
4/30/93             4/30/94           4/30/95          4/30/96          4/30/97          4/30/97
=====================================================================================================

      $14.06          $14.83           $14.49           $15.56           $18.79        $20.66

       0.284           0.296            0.274            0.201            0.125        (0.011)

       0.761          (0.287)           1.699            3.756            3.682         0.801
-----------------------------------------------------------------------------------------------------
       1.045           0.009            1.973            3.957            3.807         0.790
-----------------------------------------------------------------------------------------------------

      (0.274)         (0.286)          (0.298)          (0.217)          (0.150)        0.000
      (0.001)         (0.063)          (0.605)          (0.510)          (0.947)            -
-----------------------------------------------------------------------------------------------------
      (0.275)         (0.349)          (0.903)          (0.727)          (1.097)        0.000
-----------------------------------------------------------------------------------------------------
       0.770          (0.340)           1.070            3.230            2.710         0.790

      $14.83          $14.49           $15.56           $18.79           $21.50        $21.45
=====================================================================================================
           -               -                -           $0.053           $0.057        $0.057
        7.52%           0.00%           14.37%           25.85%           20.55%         3.82%
$714,184,330    $868,850,190   $1,032,168,121   $1,381,352,222   $1,794,422,211   $11,025,073


        1.20%           1.18%            1.17%            1.12%            1.06%         1.89%


        2.15%           2.07%            1.89%            1.16%            0.62%        (0.39)%
        2.99%          40.60%           33.34%           44.26%           24.30%        24.30%

PER SHARE INFORMATION
The AAL Mid Cap Stock Fund

                                                                                                     Class A       Class B
                                                      Period Ended     Year Ended     Year Ended     Year Ended    Period Ended
                                                      4/30/94          4/30/95        4/30/96        4/30/97       4/30/97
================================================================================================================================

Net asset value:
Beginning of period..............................        $10.00         $10.38         $10.92         $17.11       $13.67

Income from Investment Operations
Net investment income (loss).....................        (0.044)        (0.054)        (0.100)        (0.119)      (0.026)
Net realized and unrealized gain (loss) on
investments......................................         0.424          0.594          6.290         (1.628)      (0.954)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.................         0.380          0.540          6.190         (1.747)      (0.980)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from:
Net investment income (loss).....................            --             --             --          0.000        0.000
Net realized capital gains (e)...................            --             --             --         (2.653)           -
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions..............................         0.000          0.000          0.000         (2.653)       0.000
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value.......         0.380          0.540          6.190         (4.400)      (0.980)
Net asset value:
End of period....................................        $10.38         $10.92         $17.11         $12.71       $12.69
================================================================================================================================
Average commission per share.....................            --             --         $0.055         $0.060       $0.060
Total return (d).................................          3.80%          5.20%         56.59%        (11.08)%      (7.17)%
Net assets, end of period........................  $142,529,469   $220,792,070   $424,974,828   $461,732,660   $3,270,870
Ratio of expenses to average net
assets (a) (b)...................................          1.72%          1.54%          1.39%          1.35%        2.29%
Ratio of net investment income to average net
assets (a) (c)...................................         (1.14)%        (0.77)%        (0.82)%        (0.94)%      (1.41)%
Portfolio turnover rate..........................         55.49%         88.18%         90.14%        112.60%      112.60%



85  The AAL Mutual Funds Annual Report

PER SHARE INFORMATION
The AAL Small Cap Stock Fund



                                                                                              Class A                Class B
                                                                                              Period Ended           Period Ended
                                                                                              4/30/97                4/30/97
===================================================================================================================================
Net asset value:
Beginning of period.................................................................              $10.00                 $11.17

Income from Investment Operations
---------------------------------
Net investment income (loss)........................................................              (0.055)                (0.032)
Net realized and unrealized gain (loss) on investments..............................               0.162                 (1.328)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                   0.107                 (1.360)
===================================================================================================================================
Distributions from:
------------------
Net investment income...............................................................               0.000                  0.000
Net realized capital gains (e)......................................................              (0.267)                     -
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                               (0.267)                 0.000
===================================================================================================================================
Net increase (decrease) in net asset value..........................................              (0.160)                (1.360)

Net asset value:

End of period.......................................................................               $9.84                  $9.81
===================================================================================================================================
Average commission per share........................................................              $0.059                 $0.059

Total return (d)....................................................................               (0.78%)               (12.18)%

Net assets, end of period...........................................................         $44,487,852             $3,394,082
Ratio of expenses to average net assets (a) (b).....................................                2.06%                  3.20%
Ratio of net investment income to average net assets (a) (c)........................               (1.20)%                (2.39)%
Portfolio turnover rate.............................................................              138.50%                138.50%



PER SHARE INFORMATION
The AAL International Fund

                                                                                       Class A          Class B
                                                                       Period Ended    Year Ended       Period Ended
                                                                       4/30/96         4/30/97          4/30/97
====================================================================================================================

Net asset value:
Beginning of period..............................................           $10.00            $1.08         $10.98

Income from Investment Operations
---------------------------------
Net investment income............................................            0.046            0.005          0.000
Net realized and unrealized gain on investments..................            1.058            0.68          0.360
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                             1.104            0.685          0.360
--------------------------------------------------------------------------------------------------------------------
Distributions from:
------------------
Net investment income............................................           (0.024)          (0.335)         0.000
Net realized capital gains (e)...................................                -           (0.060)             -
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         (0.024)          (0.395)         0.000
--------------------------------------------------------------------------------------------------------------------
Net increase in net asset value..................................            1.080            0.290          0.360

Net asset value:
End of period....................................................           $11.08           $11.37         $11.34
====================================================================================================================
Average commission per share.....................................           $0.018           $0.013         $0.013

Total return (d).................................................            11.07%            6.32%          3.28%

Net assets, end of period........................................      $57,117,185     $116,153,782     $2,599,958

Ratio of expenses to average net assets (a) (b)..................             2.15%            2.10%          2.94%

Ratio of net investment income to average net assets (a) (c).....             0.94%            0.88%         (0.03)%

Portfolio turnover rate..........................................             1.30%           12.95%         12.95%

PER SHARE INFORMATION
The AAL Utilities Fund

                                                                                              Class A        Class B
                                                   Period Ended  Year Ended    Year Ended     Year Ended     Period Ended
                                                   4/30/94       4/30/95       4/30/96        4/30/97        4/30/97
=========================================================================================================================

Net asset value:
Beginning of period.............................        $10.00         $9.95          $9.47         $10.90     $11.40

Income from Investment Operations
Net investment income...........................         0.022         0.338          0.360          0.390      0.051
Net realized and unrealized gain (loss) on
investments.....................................        (0.072)       (0.498)         1.420          0.455     (0.056)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (0.050)       (0.160)         1.780          0.845     (0.005)
-------------------------------------------------------------------------------------------------------------------------
Distributions from:
Net investment income...........................             -        (0.320)        (0.350)        (0.405)    (0.025)
Net realized capital gains (e)..................             -             -              -              -          -
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      0.000        (0.320)        (0.350)        (0.405)    (0.025)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value......        (0.050)       (0.480)         1.430          0.440     (0.030)

Net asset value:
End of period...................................         $9.95         $9.47         $10.90         $11.34     $11.37
=========================================================================================================================
Average commission per share....................             -             -         $0.056         $0.060     $0.060

Total return (d)................................         (0.50)%       (1.51)%        18.90%          7.88%     (0.04)%

Net assets, end of period.......................   $15,423,861   $70,861,404   $114,460,386   $134,196,399   $494,969

Ratio of expenses to average net assets (a) (b).          1.60%         1.19%          1.20%          1.15%      1.99%

Ratio of net investment income to average net
assets (a) (c)..................................          5.12%         4.08%          3.58%          3.57%      2.36%

Portfolio turnover rate.........................          0.00%        24.65%         21.79%          5.14%      5.14%

PER SHARE INFORMATION
The AAL Bond Fund

                                                                Period Ended       Year Ended    Year Ended    Year Ended
                                                                4/30/88            4/30/89       4/30/90        4/30/91
===========================================================================================================================

Net asset value:
Beginning of period                                                  $10.00              $9.64         $9.33          $9.25

Income from Investment Operations
---------------------------------
Net investment income..........................................       0.602              0.826         0.806          0.772
Net realized and unrealized gain (loss)
on investments.................................................      (0.360)            (0.255)       (0.080)         0.510
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...............................       0.242              0.571         0.726          1.282
---------------------------------------------------------------------------------------------------------------------------
Distributions from:
------------------
Net investment income..........................................      (0.602)            (0.826)       (0.806)        (0.772)
Net realized capital gains (e).................................           -             (0.055)            -              -
---------------------------------------------------------------------------------------------------------------------------
Total Distributions............................................      (0.602)            (0.881)       (0.806)        (0.772)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value................................................      (0.360)            (0.310)       (0.080)         0.510

Net asset value:
End of period..................................................       $9.64              $9.33         $9.25          $9.76
===========================================================================================================================
Total return (d)...............................................        2.56%              6.21%         7.84%         14.34%

Net assets, end of period...................................... $20,938,863        $54,006,123   $94,937,997   $139,228,954

Ratio of expenses to average
net assets (a) (b).............................................        0.75%              0.83%         0.98%          1.00%

Ratio of net investment income
to average net assets (a) (c)..................................        8.67%              8.86%         8.38%          8.06%

Portfolio turnover rate........................................       85.88%             54.49%        38.00%          6.39%


                                                                                     Class A          Class B
   Year Ended      Year Ended      Year Ended      Year Ended       Year Ended       Year Ended      Period Ended
   4/30/92         4/30/93         4/30/94         4/30/95          4/30/96          4/30/97         4/30/97
===================================================================================================================
        $9.76         $10.02          $10.61            $9.69           $9.61           $9.62            $9.71

        0.721          0.661           0.584            0.580           0.584           0.595            0.175

        0.273          0.627          (0.660)          (0.078)          0.010           0.010           (0.070)
-------------------------------------------------------------------------------------------------------------------
        0.994          1.288          (0.076)           0.502           0.594           0.605            0.105
===================================================================================================================
       (0.721)        (0.661)         (0.584)          (0.580)         (0.584)         (0.595)          (0.175)

       (0.013)        (0.037)         (0.260)          (0.002)              -               -                -
-------------------------------------------------------------------------------------------------------------------
       (0.734)        (0.698)         (0.844)          (0.582)         (0.584)         (0.595)          (0.175)
===================================================================================================================
        0.260          0.590          (0.920)          (0.080)          0.010           0.010           (0.070)

       $10.02         $10.61           $9.69            $9.61           $9.62           $9.63            $9.64
==================================================================================================================
        10.47%         13.22%         (0.99)%            5.47%           6.18%           6.43%            0.96%

 $229,309,955   $370,219,492   $442,962,543      $429,355,163    $430,846,686    $389,342,652         $390,959

         1.03%          1.03%          1.02%             1.03%           1.01%           0.98%            1.86%

         7.19%          6.35%          5.61%             6.12%           5.89%           6.10%            5.51%

        12.18%         26.12%         27.75%            44.57%         125.77%         212.49%          212.49%


                                          The AAL Mutual Funds Annual Report  90

PER SHARE INFORMATION

The AAL Municipal Bond Fund

                                            Period Ended  Year Ended    Year Ended     Year Ended
                                            4/30/88       4/30/89       4/30/90        4/30/91
=================================================================================================
Net asset value:
Beginning of period....................      $10.00         $9.72         $9.74          $9.70
Income from Investment Operations
Net investment income..................       0.398         0.599         0.608          0.616
Net realized and unrealized gain (loss)
on investments.........................      (0.280)        0.020        (0.035)         0.434
-----------------------------------------------------------------------------------------------
Total from Investment
Operations.............................       0.118         0.619         0.573          1.050
-----------------------------------------------------------------------------------------------
Distributions from:
Net investment income..................      (0.398)       (0.599)       (0.608)        (0.616)
Net realized capital gains (e).........           -             -        (0.005)        (0.004)
-----------------------------------------------------------------------------------------------
Total Distributions....................      (0.398)       (0.599)       (0.613)        (0.620)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value........................      (0.280)        0.020        (0.040)         0.430
Net asset value:
End of period..........................       $9.72         $9.74         $9.70         $10.13
==============================================================================================
Total return (d).......................        1.29%         6.53%         5.93%         11.12%
Net assets, end of period.............. $10,031,478   $41,217,475   $78,844,594   $114,953,939
Ratio of expenses to
average net assets (a) (b).............        1.50%         0.94%         0.90%          0.90%
Ratio of net investment
income to
average net assets (a) (c).............        5.72%         6.30%         6.13%          6.21%
Portfolio turnover rate................       20.83%        29.24%        30.83%         13.63%





                                                                                 Class A     Class B
     Year Ended      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended  Period Ended
     4/30/92         4/30/93        4/30/94        4/30/95        4/30/96        4/30/97     4/30/97
============================================================================================================
      $10.13         $10.36         $10.99         $10.56         $10.69         $10.91     $11.02


       0.598          0.571          0.539          0.523          0.521          0.521      0.147

       0.234          0.631         (0.410)         0.186          0.300          0.194     (0.010)
------------------------------------------------------------------------------------------------------------
       0.832          1.202          0.129          0.709          0.821          0.715      0.137
------------------------------------------------------------------------------------------------------------

      (0.598)        (0.571)        (0.539)        (0.523)        (0.521)        (0.521)    (0.147)
      (0.004)        (0.001)        (0.020)        (0.056)        (0.080)        (0.184)         -
------------------------------------------------------------------------------------------------------------
      (0.602)        (0.572)        (0.559)        (0.579)        (0.601)        (0.705)    (0.147)
------------------------------------------------------------------------------------------------------------
       0.230          0.630         (0.430)         0.130          0.220          0.010     (0.100)

      $10.36         $10.99         $10.56         $10.69         $10.91         $10.92     $10.92
============================================================================================================
        8.39%         11.84%          1.04%          7.01%          7.74%          6.64%    (0.34)%
$172,494,589   $271,319,546   $370,568,847   $377,765,861   $412,777,320   $421,668,316   $764,783

        0.95%          1.00%          0.99%          0.98%          0.95%          0.89%      1.69%

        5.81%          5.32%          4.87%          5.01%          4.69%          4.69%      4.09%
        0.74%          3.41%         10.15%        172.49%        130.52%        119.79%    119.79%




PER SHARE INFORMATION

The AAL High Yield Bond Fund

                                                                                                       Class A         Class B
                                                                                                       Period Ended    Period Ended
                                                                                                       4/30/97         4/30/97
===================================================================================================================================
Net asset value:
Beginning of period.....................................                                                 $10.00       $10.00
Income from Investment Operations
Net investment income....................................................                                 0.270        0.251
Net realized and unrealized gain (loss) on investments...................                                (0.120)      (0.120)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                                          0.150        0.131
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from:
Net investment income....................................................                                (0.270)      (0.251)
Net realized capital gains...............................................                                     -            -
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                                      (0.270)      (0.251)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value...............................                                (0.120)      (0.120)
Net asset value:
End of period............................................................                                 $9.88        $9.88
===================================================================================================================================
Total return (d).........................................................                                  1.51%        1.31%
Net assets, end of period................................................                           $44,680,637   $2,660,309
Ratio of expenses to average net assets (a) (b)..........................                                  1.00%        1.75%
Ratio of net investment income to average net assets (a) (c).............                                  9.11%        8.66%
Portfolio turnover rate..................................................                                 36.90%       36.90%



                       This Page Intentionally Left Blank

PER SHARE INFORMATION
The AAL Money Market Fund



                                          Period Ended      Year Ended     Year Ended     Year Ended
                                          4/30/88           4/30/89        4/30/90        4/30/91
=========================================================================================================
Net asset value:
Beginning of period...............         $1.00            $1.00          $1.00          $1.00

Income from Investment Operations
Net investment income...............        0.009            0.078          0.079          0.068
Net realized and unrealized gain (loss)
on investments......................           --               --             --             --
----------------------------------------------------------------------------------------------------------
Total from Investment Operations            0.009            0.078          0.079          0.068
----------------------------------------------------------------------------------------------------------
Distributions from:
Net investment income...............       (0.009)          (0.078)        (0.079)        (0.068)
Net realized capital gains (e)......           --                --             --             --
----------------------------------------------------------------------------------------------------------
Total Distributions                        (0.009)          (0.078)        (0.079)        (0.068)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value.....................        0.000            0.000          0.000          0.000
Net asset value:
End of period.......................       $1.00            $1.00          $1.00          $1.00
=========================================================================================================
Total return (d)....................          0.91%            8.10%            8.24%            7.07%
Net assets, end of period...........    $7,990,507     $143,217,501     $223,447,573     $228,465,749
Ratio of expenses to average
net assets (a) (b)..................          0.07%            0.76%            1.04%            1.07%
Ratio of net investment income to
average net assets (a) (c)..........          7.06%            8.29%            7.84%            6.85%
Portfolio turnover rate.............           N/A              N/A              N/A              N/A




                                                                                         Class A              Class B
    Year Ended        Year Ended        Year Ended     Year Ended       Year Ended       Year Ended           Period Ended
    4/30/92           4/30/93           4/30/94        4/30/95          4/30/96          4/30/97              4/30/97
=============================================================================================================================

      $ 1.00               $ 1.00           $ 1.00         $ 1.00           $ 1.00          $ 1.00                 $ 1.00


       0.045                0.025            0.019          0.038            0.048           0.051                  0.013


          --                   --               --             --               --              --                     --
-----------------------------------------------------------------------------------------------------------------------------
       0.045                0.025            0.019          0.038            0.048           0.051                  0.013
=============================================================================================================================

      (0.045)              (0.025)          (0.019)        (0.038)          (0.048)         (0.051)                (0.013)

          --                   --               --             --               --              --                     --
-----------------------------------------------------------------------------------------------------------------------------
      (0.045)              (0.025)          (0.019)        (0.038)          (0.048)         (0.051)                (0.013)
=============================================================================================================================

       0.000                0.000            0.000          0.000            0.000           0.000                  0.000

      $ 1.00               $ 1.00           $ 1.00         $ 1.00           $ 1.00          $ 1.00                 $ 1.00
=============================================================================================================================
        4.54%                2.53%            1.95%          3.92%            4.94%           5.21%                  1.32%

$147,584,931          $83,274,493      $65,008,303    $70,210,675     $116,014,091    $189,616,902               $569,097

        1.11%                1.13%            1.26%          1.17%            0.83%           0.55%                  1.78%

        4.56%                2.53%            2.00%          3.95%            4.89%           4.91%                  3.81%

         N/A                  N/A              N/A            N/A              N/A             N/A                    N/A


(a) Calculated on an annualized basis.
(b) Computed after giving effect to Adviser's expense limitation undertaking. If the Funds had paid all of their expenses, the ratios would have been as follows:


                             Period Ended  Year Ended  Year Ended  Year Ended
                               4/30/88       4/30/89     4/30/90     4/30/91
                             ================================================

The AAL Capital Growth Fund....  1.91%        1.77%       1.49%       1.41%
The AAL Mid Cap Stock Fund.....    --           --          --          --
The AAL Small Cap Stock Fund...    --           --          --          --
The AAL International Fund.....    --           --          --          --
The AAL Utilities Fund.........    --           --          --          --
The AAL Bond Fund..............  1.83%        1.37%       1.22%       1.17%
The AAL Municipal Bond Fund....  2.28%        1.46%       1.14%       1.10%
The AAL High Yield Bond Fund.....  --           --          --          --
The AAL Money Market Fund......  1.76%        1.18%       1.04%       1.07%



(c) If the Funds had paid all of their expenses the ratios would have been as follows:


                             Period Ended  Year Ended  Year Ended  Year Ended
                               4/30/88       4/30/89     4/30/90     4/30/91
                             ================================================

The AAL Capital Growth Fund.... 2.21%        2.54%        2.51%       2.59%
The AAL Mid Cap Stock Fund.....   --           --           --          --
The AAL Small Cap Stock Fund...   --           --           --          --
The AAL International Fund.....   --           --           --          --
The AAL Utilities Fund.........   --           --           --          --
The AAL Bond Fund.............. 7.59%        8.32%        8.13%       7.89%
The AAL Municipal Bond Fund.... 4.95%        5.79%        5.89%       6.01%
The AAL High Yield Bond Fund...   --           --           --          --
The AAL Money Market Fund...... 5.37%        7.87%        7.84%       6.85%



(d) Total return calculations are based on net amount invested. Periods less than one year are not annualized. All returns exclude any sales charges.

(e) The respective Funds had the following per share capital gain distributions during the fiscal year ended April 30, 1997:

                                 Short-Term                                    Long-Term
                                 Capital Gain                                  Capital Gain
                                 ------------                                  ------------
  The AAL Mid Cap Stock Fund       $0.244       The AAL Mid Cap Stock Fund       $2.409
  The AAL Small Cap Stock Fund     $0.267       The AAL Capital Growth Fund      $0.967
  The International Fund           $0.060       The AAL Municipal Bond Fund      $0.134
  The AAL Municipal Bond Fund      $0.047

                                                            Class A     Class B
Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
4/30/92     4/30/93     4/30/94     4/30/95     4/30/96     4/30/97     4/30/97
============================================================================================
1.28%       1.20%       1.18%       1.17%       1.12%       1.06%       1.89%
  --          --        1.73%       1.54%       1.39%       1.35%       2.29%
  --          --          --          --          --        2.06%       3.21%
  --          --          --          --        2.32%       2.10%       2.94%
  --          --        2.91%       1.19%       1.20%       1.15%       1.99%
1.08%       1.03%       1.02%       1.03%       1.01%       0.98%       1.86%
1.04%       1.00%       0.99%       0.98%       0.95%       0.89%       1.69%
  --          --          --          --          --        1.26%       2.64%
1.11%       1.27%       1.51%       1.42%       1.28%       1.10%       3.54%

                                                                Class A      Class B
 Year Ended  Year Ended    Year Ended  Year Ended   Year Ended  Year Ended   Period Ended
 4/30/92     4/30/93       4/30/94     4/30/95      4/30/96     4/30/97      4/30/97
============================================================================================
2.27%         2.15%          2.07%       1.89%        1.16%      0.62%       (0.39)%
  --            --          (1.14)%     (0.77)%      (0.82)%    (0.94)%      (1.41)%

  --            --             --          --           --      (1.20)%      (2.40)%
  --            --             --          --         0.77%      0.88%       (0.03)%
  --            --           3.81%       4.08%        3.58%      3.57%        2.36%
7.14%         6.35%          5.61%       6.12%        5.89%      6.10%        5.51%
5.72%         5.32%          4.87%       5.01%        4.69%      4.69%        4.09%
  --            --             --          --           --       8.85%        7.77%
4.56%         2.38%          1.75%       3.70%        4.46%      4.91%        3.81%

Report of Independent Accountants


                             100 East Wisconsin Avenue    Telephone 414 276 9500
                             Suite 1500
                             Milwaukee, WI 53202
                                                  [LOGO OF PRICE WATERHOUSE LLP]

Price Waterhouse LLP


To the Shareholders and Trustees of
The AAL Mutual Funds

     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL Capital Growth Fund, The AAL Mid Cap Stock Fund (formerly The AAL Smaller Company Stock Fund), The AAL Small Cap Stock Fund, The AAL International Fund, The AAL Utilities Fund, The AAL Bond Fund, The AAL Municipal Bond Fund, The AAL High Yield Bond Fund and The AAL Money Market Fund (nine of the portfolios constituting The AAL Mutual Funds, the "Funds") at April 30, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

May 22, 1997


               Board        John H. Pender - Chairman of the Board
                  of        Richard L. Gady
            Trustees        Lawrence M. Woods
                            D.W. Russler
                            F. Gregory Campbell
                            Richard L. Gunderson
                            Ronald G. Anderson

            Officers        Ronald G. Anderson - President
                            Robert G. Same - Vice President & Secretary
                            Terrance P. Gallagher - Treasurer
                            Charles D. Gariboldi, Jr. - Assistant Treasurer
                            Joseph F. Wreschnig - Assistant Secretary

          Investment        AAL Capital Management Corporation
           Adviser &        222 West College Avenue
         Distributor        Appleton, WI 54919-0007

         Sub-Adviser        Societe Generale Asset Management Corp.
  (AAL International        1221 Avenue of the Americas
          Fund Only)        New York, NY 10020

          Custodian,        Firstar Trust Company
    Transfer Agent &        615 East Michigan Street
          Disbursing        P.O. Box 2981
               Agent        Milwaukee, WI 53201-2981

           Custodian        The Chase Manhattan Bank, N.A.
  (AAL International        Chase Metro Tech Center
          Fund Only)        Brooklyn, NY 11245

               Legal        Quarles & Brady
             Counsel        411 East Wisconsin Avenue
                            Milwaukee, WI 53202


         Independent        Price Waterhouse LLP
         Accountants        Suite 1500
                            100 East Wisconsin Avenue
                            Milwaukee, WI 53202

This report is submitted for the information of shareholders of The AAL Mutual
 Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds which contains more complete information about the Funds, including investment policies, charges and expenses.


                                 [INSERT LOGO]


                             The AAL Mutual Funds
               222 West College Avenue, Appleton, WI  54919-0007
                                 800-553-6319
                      World Wide Web: http://www.aal.org
                        e-mail address: aalcmc@aal.org